                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                            NORWEST ADVANTAGE FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                                                         Norwest Advantage Funds
                                                             Two Portland Square

               [LOGO]
                                                           Portland, Maine 04101

                                 April 1, 1997

Dear Shareholder:

    We are pleased to forward the attached Notice and Proxy Statement for the Special Meeting of Shareholders of the Norwest Advantage Funds (the "Funds"), to be held on April 30, 1997. Each of the proposals to be voted on is important to the Funds as well as to you, as a shareholder. Your Board of Trustees has evaluated each of these proposals and determined that voting in favor of each of them would be in the best interests of both the Funds and the shareholders.

    Listed below is a brief summary of each of the proposals to be voted on at this meeting. Note that not every proposal applies to every Fund. We recommend that you read the Proxy Statement for complete descriptions of the proposed changes. Please take time to read these materials and cast your vote.

    PROPOSAL 1 All shareholders voting, to elect the Trustees of the Trust, each to hold office until their successor is duly elected and qualified.

    PROPOSAL 2 All shareholders voting, to ratify the selection of KPMG Peat Marwick LLP as auditors of the Trust for the fiscal year ending May 31, 1997.

    PROPOSAL 3 All shareholders voting by Fund, to approve a new investment policy which will allow each Fund to invest all or a portion of its assets in a Core and Gateway-Registered Trademark- structure. Through this structure, the Funds are able to pool--in a single Core portfolio--common investments of a number of Funds. This pooling creates opportunities for investment and administrative efficiencies and enhanced portfolio diversification.

    PROPOSAL 4 For shareholders of Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund and Growth Equity Fund to approve changes to the fee structure, including an asset allocation fee, to allow for the implementation of full fund-of-funds investing through Core and Gateway. In connection with this proposal, the adviser and administrator have agreed to waive certain fees payable by the Funds for at least two fiscal years. Thereafter an increase could only occur upon approval by the Board of Trustees and with prior notice to shareholders.

    PROPOSAL 5 For shareholders of Cash Investment Fund, to approve changes to the structure of the investment advisory fee relating to the Core and Gateway restructuring addressed in Proposal 3. As a result of fee waivers, approval of this proposal will not affect the amount of expenses borne by the Fund for at least two fiscal years. Thereafter an increase could only occur upon approval by the Board of Trustees and with prior notice to shareholders.

    PROPOSAL 6 For shareholders of Stable Income Fund, Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund and Growth Balanced Fund to appoint Galliard Capital Management, Inc., a wholly owned subsidiary of Norwest Bank Minnesota, N.A., as subadviser. The persons primarily responsible for the day-to-day management of the Funds will not change as a result.

    PROPOSAL 7 For shareholders of Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund and Small Company Growth Fund to appoint Peregrine Capital Management, Inc., a wholly owned subsidiary of Norwest Bank Minnesota, N.A., as subadviser. The persons primarily responsible for the day-to-day management of the Funds will not change as a result.

    PROPOSAL 8 For shareholders of Diversified Bond Fund, Total Return Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund and Contrarian Stock Fund to appoint United Capital Management, a part of Norwest Bank Colorado, N.A., as subadviser. The persons primarily responsible for the day-to-day management of the Funds will not change as a result.

    PROPOSAL 9 For shareholders of Diversified Bond Fund, Income Fund, Income Equity Fund, ValuGrowth-SM- Stock Fund and Small Company Growth Fund to approve changes to the investment objectives. The changes are being sought to clarify and/or simplify these investment objectives, and are not intended to result in changes in the ways these Funds are managed.

   THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS.

    If you have any questions about any of these proposals, please contact the Norwest Advantage Funds Client Service Unit. In Minneapolis/St. Paul, the telephone number is (612) 667-8833, Option 2. Elsewhere, call (800) 333-1348, Option 2. Representatives will be available Monday-Friday from 8:00 A.M. to 5:00 P.M.

                                                      Sincerely,

                                                      John Y. Keffer,

                                                      CHAIRMAN, NORWEST
                                                      ADVANTAGE FUNDS

                                                         Norwest Advantage Funds

               [LOGO]
                                                             Two Portland Square

                                                           Portland, Maine 04101

--------------------------------------------------------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Norwest Advantage Funds (the "Trust"):

    Notice is hereby given that a Special Meeting of Shareholders of

Cash Investment Fund                            Conservative Balanced Fund
Ready Cash Investment Fund                      Moderate Balanced Fund
U.S. Government Fund                            Growth Balanced Fund
Treasury Fund                                   Index Fund
Municipal Money Market Fund                     Income Equity Fund
Stable Income Fund                              ValuGrowth(SM) Stock Fund
Intermediate Government Income Fund             Diversified Equity Fund
Diversified Bond Fund                           Growth Equity Fund
Income Fund                                     Large Company Growth Fund
Total Return Bond Fund                          Small Company Stock Fund
Limited Term Tax-Free Fund                      Small Company Growth Fund
Tax-Free Income Fund                            Small Cap Opportunities Fund
Colorado Tax-Free Fund                          Contrarian Stock Fund
Minnesota Tax-Free Fund                         International Fund

(the "Funds"), the twenty-eight series of the Trust, will be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on April 30, 1997 at 10:00 a.m. Eastern Time, and any adjournments thereof (the "Meeting"). The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting.

1.  For shareholders of all Funds:

    To elect the Trustees of the Trust, each to hold office until his successor is duly elected and qualified.

2.  For shareholders of all Funds:

    To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Funds for the fiscal year ending May 31, 1997.

3.  For shareholders of all Funds:

    To approve amendments to certain fundamental investment policies to permit a Fund to invest all or a portion of its assets in one or more investment companies and related amendments to the Fund's investment advisory agreement.

4. For shareholders of each of Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund and Growth Equity Fund:

    To approve changes to the Fund's advisory fee structure, including payment to Norwest Bank Minnesota, N.A. of a fee for asset allocation services.

5.  For shareholders of Cash Investment Fund:

    To approve changes to the Fund's investment advisory fee structure related to the investment of the Fund's assets in two other investment companies.

6. For shareholders of each of Stable Income Fund, Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund and Growth Balanced Fund:

    To approve a subadvisory agreement among Norwest Bank Minnesota, N.A., Galliard Capital Management, Inc., and the Trust, on behalf of the Fund.

7. For shareholders of each of Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund and Small Company Growth Fund:

    To approve a subadvisory agreement among Norwest Bank Minnesota, N.A., Peregrine Capital Management, Inc., and the Trust, on behalf of the Fund.

8. For shareholders of each of Diversified Bond Fund, Total Return Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund and Contrarian Stock Fund:

    To approve a subadvisory agreement among Norwest Bank Minnesota, N.A., United Capital Management and the Trust, on behalf of the Fund.

9. For shareholders of Diversified Bond Fund, Income Fund, Income Equity Fund, ValuGrowth Stock Fund and Small Company Growth Fund:

    To approve an amendment to the Fund's investment objective.

    The Board of Trustees of the Trust has fixed the close of business on February 25, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or adjournments thereof.

                                                      By order of the Board of
                                                      Trustees,

                                                      David I. Goldstein

                                                      VICE PRESIDENT AND
                                                      SECRETARY

Portland, Maine

April 1, 1997

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

                                                         Norwest Advantage Funds

               [LOGO]
                                                             Two Portland Square

                                                           Portland, Maine 04101

--------------------------------------------------------------------------------

                                PROXY STATEMENT

                        Special Meeting of Shareholders

                          To Be Held on April 30, 1997

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the "Board") of Norwest Advantage Funds (the "Trust"), a Delaware business trust, from shareholders of

Cash Investment Fund                            Conservative Balanced Fund
Ready Cash Investment Fund                      Moderate Balanced Fund
U.S. Government Fund                            Growth Balanced Fund
Treasury Fund                                   Index Fund
Municipal Money Market Fund                     Income Equity Fund
Stable Income Fund                              ValuGrowth(SM) Stock Fund
Intermediate Government Income Fund             Diversified Equity Fund
Diversified Bond Fund                           Growth Equity Fund
Income Fund                                     Large Company Growth Fund
Total Return Bond Fund                          Small Company Stock Fund
Limited Term Tax-Free Fund                      Small Company Growth Fund
Tax-Free Income Fund                            Small Cap Opportunities Fund
Colorado Tax-Free Fund                          Contrarian Stock Fund
Minnesota Tax-Free Fund                         International Fund

(the "Funds"), the twenty-eight series of the Trust, to be voted at the Special Meeting of Shareholders of the Trust to be held at the offices of Forum Financial Services, Inc. ("Forum"), Two Portland Square, Portland, Maine 04101 on April 30, 1997 at 10:00 a.m. Eastern Time, and any adjournment thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The following table summarizes the proposals upon which the shareholders are being requested to vote (the "Proposals") and indicates which shareholders are entitled to vote on each Proposal.

                                     PROPOSAL
           ------------------------------------------------------------
       1.  To elect the Trustees of the Trust
       2.  To ratify the selection of the independent auditors of the
           Funds
       3.  To amend certain fundamental investment policies and the
           Fund's investment advisory agreement
       4.  To approve changes to the Fund's advisory fee, including the payment of an asset allocation fee
       5.  To approve changes to the Fund's advisory fee structure related to the investment of the Fund's assets in two
           investment companies
       6.  To approve a subadvisory agreement with Galliard Capital
           Management, Inc.
       7.  To approve a subadvisory agreement with Peregrine Capital
           Management, Inc.

                                       FUND
           ------------------------------------------------------------
       1.  All Funds, voting together
       2.  All Funds, voting together

       3.  Each Fund, voting separately

       4.  Diversified Bond Fund, Conservative Balanced Fund, Moderate
           Balanced Fund, Growth Balanced Fund, Diversified Equity Fund and Growth Equity Fund, voting separately
       5.  Cash Investment Fund

       6.  Stable Income Fund, Diversified Bond Fund, Conservative
           Balanced Fund, Moderate Balanced Fund and Growth Balanced
           Fund, voting separately
       7.  Diversified Bond Fund, Conservative Balanced Fund, Moderate
           Balanced Fund, Growth Balanced Fund, Diversified Equity
           Fund, Growth Equity Fund, Large Company Growth Fund and
           Small Company Growth Fund, voting separately

                                     PROPOSAL
           ------------------------------------------------------------
       8.  To approve a subadvisory agreement with United Capital
           Management
       9.  To amend the Fund's investment objective


                                       FUND
           ------------------------------------------------------------
       8. Diversified Bond Fund, Total Return Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund and Growth Balanced Fund and Contrarian Stock Fund, voting separately
       9. Diversified Bond Fund, Income Fund, Income Equity Fund, ValuGrowth Stock Fund and Small Company Growth Fund, voting separately

    The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying form of Proxy on or about April 1, 1997. The Trust will furnish to each person to whom the Proxy Statement is delivered a copy of the applicable Fund's Annual Report to Shareholders dated May 31, 1996 and Semi-Annual Report to Shareholders dated November 30, 1996 upon request and without charge. To request copies, please telephone Norwest Bank Minnesota, N.A. ("Norwest"), the transfer agent of the Trust, at 800-338-1348.

    The solicitation of proxies will be primarily by mail but may also include telephone or oral communications by the officers of the Trust or by regular employees of Norwest, the investment adviser of the Funds, Forum or their affiliates. Norwest may determine in the future to engage a proxy solicitation firm at Norwest's expense.

    The Trust is a registered, open-end, management investment company whose shares of beneficial interest are divided into twenty-eight separate series (collectively, the "Shares"). The Shares may be voted in person at the Meeting or by proxy. Each whole Share is entitled to one vote and each fractional Share is entitled to a proportionate fractional vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or counted as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker lacks discretionary voting authority.

    Unless instructions to the contrary are marked, proxies will be voted FOR the election of each nominee for Trustee and FOR the approval of the remaining Proposals that pertain to the shareholder submitting the proxy. A proxy may be revoked by a shareholder at any time prior to the exercise thereof by giving written notice to Norwest at 733 Marquette Avenue, Minneapolis, Minnesota 55479-0040, by signing and mailing another proxy of a later date or by personally casting a vote at the Meeting. A shareholder who intends to revoke a proxy by personally casting a vote at the Meeting, should be prepared to present to representatives of the Trust a copy of the previously submitted proxy. In completing proxies, shareholders should be aware that checking the box labeled ABSTAIN with respect to a Proposal will result in the Shares covered by the proxy being treated as if they were voted AGAINST the Proposal.

    If a quorum is present at the Meeting, but sufficient votes to approve one or more of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to those Proposals. With respect to Proposals One and Two, the presence in person or by proxy of the holders of one-third of the Trust's Shares entitled to vote constitutes a quorum. With respect to the other Proposals, the presence in person or by proxy of the holders of one-third of the Shares of a Fund entitled to vote constitutes a quorum for that Fund. An adjournment with respect to a Proposal will require the affirmative vote of a majority of Shares entitled to vote on the Proposal represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies that they are entitled to vote FOR such an adjournment; provided, however, any proxies required to be voted against a Proposal will be voted AGAINST an adjournment with respect to that Proposal. In the event of any adjournment, the Trust will continue to solicit proxies for Shares on Proposals for which the Meeting has been adjourned.

    All Shares of the Trust will vote together on Proposals One and Two, and Shares of each Fund entitled to vote on any other Proposal will vote separately from Shares of other Funds entitled to vote on that Proposal. The Board has fixed the close of business on February 25, 1997 for determination of shareholders entitled to notice of, and to vote at, the Meeting.

    As used herein, the term "1940 Act Majority" means, with respect to any vote by a Fund's shareholders, the affirmative vote of the lesser of: (i) 67% or more of the Shares present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding Shares are present or represented by proxy at the Meeting; or (ii) more than 50% of the outstanding Shares.

                                  PROPOSAL ONE

                     ELECTION OF THE TRUSTEES OF THE TRUST,

     EACH TO HOLD OFFICE UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED

    Shareholders of all Funds, voting together, are entitled to vote on Proposal One. Approval of this Proposal with respect to a Trustee requires the affirmative vote of the holders of a plurality of the outstanding Shares voting at the Meeting. It is proposed that shareholders elect each current Trustee and Mr. McCune (the "nominees").

    At the Meeting, all of the nominees will be elected to serve until their successors are elected and qualified. The nominees are listed in the table below. Messrs. Harris, Keffer and Leach are current Trustees of the Trust and were elected by shareholders in 1988. Messrs. Brown and Burkhardt are current Trustees of the Trust and were elected by shareholders in 1993. Messrs. Willeke and Penny are current Trustees of the Trust and were each elected by the other members of the Board at meetings of the Board held on July 24-25, 1995 and October 1, 1995, respectively. Mr. McCune is not currently a Trustee of the Trust, but was nominated by the Board (subject to shareholder approval) at a meeting of the Board held on January 28, 1997.

    Each nominee has consented to serve or continue to serve as a Trustee if elected. The Board knows of no reason why any of the nominees would be unable to serve, but in the event a nominee is unable to serve, the proxies received will be voted for such substitute nominee or nominees as the Board may recommend.

    Certain information regarding each nominee is provided below, including a description of their principal occupation and business experience for the last five years. Messrs. Brown, Keffer and McCune (identified by an asterisk in the following table) are "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "1940 Act"). Mr. Brown is an interested person by virtue of his ownership of stock of the parent of Norwest, and Mr. Keffer is an interested person by virtue of his position with Forum Financial Services, Inc., distributor of the Shares of the Trust. Mr. McCune is an interested person by virtue of his position with Norwest Investment Services, Inc., an affiliate of Norwest.

Robert C. Brown, Age 65, Trustee*

    Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation since February 1993. Prior thereto, he was Manager of Capital Markets Group, Norwest Corporation, a multi-bank holding company and parent of Norwest, until 1991.

Donald H. Burkhardt, Age 70, Trustee

    Principal of The Burkhardt Law Firm.

James C. Harris, Age 76, Trustee

    President and sole Director of James C. Harris & Co., Inc. (a financial consulting firm). Mr. Harris is also a liquidating Trustee and former Director of First Midwest Corporation (a small business investment company).

John Y. Keffer, Age 54, Chairman and President*

    President and owner, Forum Financial Services, Inc. (a registered broker-dealer), Forum Administrative Services Limited Liability Company (a mutual fund administrator), Forum Financial Corp. (a registered transfer agent) and other companies within the Forum Financial Group of companies. Mr. Keffer is a Director, Trustee and/or officer of various registered investment companies for which Forum Financial Services, Inc., or its affiliates, serves as manager, administrator or distributor.

Richard M. Leach, Age 63, Trustee

    President of Richard M. Leach Associates (a financial consulting firm) since 1992. Prior thereto, Mr. Leach was Senior Adviser of Taylor Investments (a registered investment adviser), a Director of Mountainview Broadcasting (a radio station) and Managing Director of Digital Techniques, Inc. (an interactive video design and manufacturing company).

John S. McCune, age 51, nominee*

    President, Chief Executive Officer and Director of Norwest Investment Services, Inc. (a registered broker-dealer) since 1991. Mr. McCune also serves as a member of the Municipal Securities Rulemaking Board and is a member of the American Bankers Association and Sales Managers Association.

Timothy J. Penny, Age 45, Trustee

    Senior Counselor to the public relations firm of Himle-Horner since January 1995 and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization) since January 1995. Prior thereto, Mr. Penny was the Representative to the United States Congress from Minnesota's First Congressional District.

Donald C. Willeke, Age 56, Trustee

    Principal of the law firm of Willeke & Daniels.

    During the Trust's fiscal year ended May 31, 1996, the Board met four times. All of the Trustees attended each meeting. The Board has established a Nominating Committee and an Audit Committee of the Board, each of which is composed of Trustees who are not interested persons of the Trust (the "Independent Trustees"). Messrs. Harris, Leach, Burkhardt, Willeke and Penny are the current members of those committees. The Nominating Committee selects all Independent Trustees for nomination to the Board and met three times during the fiscal year ended May 31, 1996; all of the committee members except Mr. Leach attended each meeting; Mr. Leach attended two of the three meetings. The Nominating Committee accepts nominations from shareholders of the Trust. Such nominations should be submitted to the Committee in care of the Secretary of the Trust. The Audit Committee selects the Trust's independent auditors and meets to discuss the scope of the auditors' engagement and to review the financial statements of the Trust and the results of the auditors' examination thereof. The Audit Committee met three times during the fiscal year ended May 31, 1996; all of the committee members attended each meeting. The Board also has established a Valuation Committee composed of Messrs. Brown and Keffer. The Valuation Committee did not meet during the fiscal year ended May 31, 1996.

TRUSTEE COMPENSATION

    Each Trustee is paid by the Trust a quarterly retainer fee of $5,000 for the Trustee's service to the Trust and to Norwest Select Funds, a separate registered open-end management investment company for which each Trustee serves as trustee. In addition, each Trustee is paid $3,000 for each regular Board meeting attended (whether in person or by electronic communication) and is paid $1,000 for each Committee meeting attended on a date when a Board meeting is not held. Also, each Trustee is paid $1,000 for each telephonic Board meeting that is not a regular meeting. Trustees are also reimbursed for travel and related expenses incurred in attending those meetings. Mr. Keffer is not compensated, and, if elected as a Trustee, Mr. McCune would not be compensated in connection with serving as Trustee. No officer of the Trust is compensated by the Trust.

    Mr. Burkhardt, Chairman of the Trust's and Norwest Select Fund's Audit Committees, receives additional compensation of $6,000 from the Trust and Norwest Select Funds, allocated pro rata between the Trust and Norwest Select Funds based upon relative net assets, for his services as Chairman.

    The following table provides the aggregate compensation paid to the Trustees of the Trust by the Trust and by the Trust and Norwest Select Funds, combined. Norwest Select Funds has a December 31 fiscal year end. Information is presented for the twelve-month period ended May 31, 1996, the most recent fiscal year end of the Trust.

                                                                                                 TOTAL COMPENSATION
                                                                                                 FROM THE TRUST AND
                                                                             TOTAL COMPENSATION    NORWEST SELECT
                                                                               FROM THE TRUST          FUNDS
                                                                             ------------------  ------------------
Mr. Brown..................................................................      $   28,974          $   29,000
Mr. Burkhardt..............................................................      $   36,223          $   36,250
Mr. Harris.................................................................      $   27,975          $   28,000
Mr. Leach..................................................................      $   32,970          $   33,000
Mr. Penny..................................................................      $   15,985          $   16,000
Mr. Willeke................................................................      $   29,973          $   30,000

    Neither the Trust nor Norwest Select Funds has adopted any form of retirement plan covering Trustees or officers. For the twelve-month period ended May 31, 1996, expenses of the Trustees totaled $30,408, and expenses of the trustees of Norwest Select Funds totaled $27.

    Set forth below is certain information as to Trustees of the Trust who owned beneficially any class of securities of Norwest Corporation as of February 6, 1997.

                                NAME OF         NUMBER OF
TITLE OF CLASS OR SERIES   BENEFICIAL OWNER      SHARES
------------------------  -------------------  -----------
Norwest Corporation       Robert C. Brown          29,116

    As of February 6, 1997, the Trustees and officers of the Trust as a group owned less than 1% of the Shares of each Class of each Fund.

                                  PROPOSAL TWO
                     RATIFICATION OF SELECTION OF KPMG PEAT
                MARWICK LLP AS INDEPENDENT AUDITORS OF THE FUNDS
                    FOR THE FISCAL YEAR ENDING MAY 31, 1997

    Shareholders of all Funds, voting together, are entitled to vote on Proposal Two. Approval of this Proposal requires the approval of a majority of the outstanding Shares of the Trust.

    The Board of Trustees recommends that the shareholders of the Funds ratify the selection of KPMG Peat Marwick LLP ("KPMG") to audit the accounts of the Funds for the fiscal year of each Fund ending May 31, 1997. Their selection was approved by a unanimous vote, cast in person, at a meeting of the Board held on July 29-30, 1996. KPMG has audited the accounts of the Trust for the fiscal years ended May 31, 1996, 1995 and 1994, as well as for the fiscal year ended October 31, 1995 with respect to those Funds that previously had that fiscal year end. KPMG does not have any direct or indirect financial interest in the Trust or any Fund of the Trust. A representative of KPMG will have, telephonically, the opportunity to make a statement and to respond to appropriate questions from the shareholders, during the Meeting.

    THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL TWO.

                                 PROPOSAL THREE
                       APPROVAL OF AMENDMENTS TO CERTAIN
                  FUNDAMENTAL INVESTMENT POLICIES TO PERMIT A
                 FUND TO INVEST ALL OR A PORTION OF ITS ASSETS
                IN ONE OR MORE INVESTMENT COMPANIES AND RELATED
             AMENDMENTS TO THE FUND'S INVESTMENT ADVISORY AGREEMENT

    Shareholders of each Fund, voting separately by Fund, are entitled to vote on Proposal Three. Approval of this Proposal with respect to a Fund requires a 1940 Act Majority.

INTRODUCTION

    GENERAL. Approval of this Proposal would enable a Fund to invest its assets in a master-feeder or fund-of-funds structure. In a master-feeder structure, a Fund seeks to achieve its investment objective by investing in a single investment company having substantially the same investment objective, policies and risk profile as the Fund. In a fund-of-funds structure, a Fund diversifies its assets by investing in two or more investment companies, each with different investment objectives, policies and risk profiles. These structures are referred to as "Core and Gateway-Registered Trademark- structures" (Core and Gateway is a registered service mark of Forum). A Fund investing in either type of Core and Gateway structure would continue to pursue its current investment objective through investment in one or more investment companies, referred to herein as "Core Portfolios." The Core Portfolio in turn would invest directly in the securities of individual issuers. A Fund investing in one or more Core Portfolios may be referred to as a "Gateway Fund."

    The following illustration compares a traditional mutual fund structure (wherein a Fund invests directly in portfolio securities) with a master-feeder and a fund-of-funds structure.

                                   [GRAPHIC]
     Flow chart of Traditional, Master-Feeder and Fund-of-Funds mutual fund structure.

    The primary reason to use a Core and Gateway structure is to provide a mechanism to pool, in a single Core Portfolio, the common investments of a number of Gateway Funds and other investors in the Core Portfolio. Accordingly, Forum and Norwest expect that, upon approval of this Proposal and implementation of the policies described herein, the assets of more than one Gateway Fund will be pooled in each Core Portfolio. That pooling of assets is designed to create a larger asset base for each Gateway Fund in order to provide investment and administrative efficiencies, and enhanced portfolio diversification. See "Evaluation by the Board" below. There can be no assurance that any Fund's total expenses will be reduced as a result of the Fund's investment in a Core and Gateway structure.

    Approval of this Proposal will affect different Funds in different ways as listed in the following table and described in more detail below. A number of the Funds currently have the ability to convert to a Core and Gateway structure without obtaining shareholder approval (or currently operate pursuant to a Core and Gateway structure) and seek approval of this Proposal solely to standardize the form of fundamental investment policies of the Funds. As identified below, certain Funds will convert to a Core and Gateway structure upon approval of this Proposal. See "Effect on the Funds" below.

GROUP 1 FUNDS:                 CASH INVESTMENT FUND (SEE PROPOSAL FIVE)
                               U.S. GOVERNMENT FUND
                               TREASURY FUND
                               MUNICIPAL MONEY MARKET FUND
                               INCOME FUND
                               TAX-FREE INCOME FUND
                               MINNESOTA TAX-FREE FUND
                               COLORADO TAX-FREE FUND
                               VALUGROWTH STOCK FUND
                               CONTRARIAN STOCK FUND

Current Status:                May not invest in either Core and Gateway structure.

Upon Approval:                 Will have the ability to convert to a Core and Gateway structure in the future solely upon Board approval. Cash Investment Fund will convert to a fund-of-funds structure (See Proposal Five).

GROUP 2 FUNDS:                 INTERMEDIATE GOVERNMENT INCOME FUND
                               LIMITED TERM TAX-FREE FUND

Current Status:                May invest in a master-feeder structure. May not invest in a fund-of-funds structure.

Upon Approval:                 Will have the ability to convert to either Core and Gateway structure in the future solely upon Board approval.

GROUP 3 FUNDS:                 SMALL CAP OPPORTUNITIES FUND
                               INTERNATIONAL FUND

Current Status:                Invests in a master-feeder structure. May not invest in a
                                 fund-of-funds structure.

Upon Approval:                 Will continue to invest in a master-feeder structure. Will have the ability to convert to a fund-of-funds structure in the future solely upon Board approval.

GROUP 4 FUNDS:                 STABLE INCOME FUND
                               INDEX FUND
                               LARGE COMPANY GROWTH FUND
                               INCOME EQUITY FUND
                               SMALL COMPANY GROWTH FUND

Current Status:                May invest in a master-feeder structure. May not invest in a fund-of-funds structure. Will convert to a master-feeder structure.

Upon Approval:                 Will have the ability to convert to either Core and Gateway structure in the future solely upon Board approval.

GROUP 5 FUND:                  DIVERSIFIED BOND FUND

Current Status:                May invest in a master-feeder structure. May not invest in a fund-of-funds structure.

Upon Approval:                 Will convert to a fund-of-funds structure. Will continue to have the ability to convert to a master-feeder structure solely upon Board approval.

GROUP 6 FUNDS:                 CONSERVATIVE BALANCED FUND
                               MODERATE BALANCED FUND
                               GROWTH BALANCED FUND
                               DIVERSIFIED EQUITY FUND
                               GROWTH EQUITY FUND

Current Status:                May invest in a master-feeder structure. Invests in a fund-of-funds structure.

Upon Approval:                 Will continue to invest in a fund-of-funds structure. Will conform investment policies to those of the other Funds.

GROUP 7 FUNDS:                 READY CASH INVESTMENT FUND
                               TOTAL RETURN BOND FUND
                               SMALL COMPANY STOCK FUND

Current Status:                May not invest in either Core and Gateway structure.

Upon Approval:                 Will convert to a master-feeder structure. Will have the ability to convert to a fund-of-funds structure in the future solely upon Board approval.

    SPECIFIC APPROVALS UNDER THIS PROPOSAL. Approval by shareholders of a Fund of this Proposal will permit the Fund to convert to a Core and Gateway structure or otherwise invest all or a portion of its investable assets in one or more investment companies to the extent permitted by law, including exemptive orders granted to the Trust permitting fund-of-funds investing.

    Specifically, approval of this Proposal by a Fund will amend that Fund's fundamental investment policies regarding diversification and concentration. The amendments will clarify that the diversification and concentration policies of a Fund operating in a Core and Gateway structure apply to the portfolio securities of the Core Portfolios in which the Fund invests rather than to the interests in the Core Portfolios held by the Fund. These amendments are discussed in detail below under "Amendments to Investment Policies."

    Approval of this Proposal by a Fund also will amend that Fund's investment advisory agreement as follows: (i) to specifically include asset allocation services among Norwest's advisory responsibilities; (ii) to impose a contractual asset allocation fee in an amount up to 0.25% of the average daily net assets of any Fund (other than Cash Investment Fund) if that Fund invests in two or more investment companies in a Core and Gateway structure; (iii) to provide that the Fund's current contractual advisory fee will apply to assets invested by Norwest (or named subadvisers) directly in securities; and (iv) to provide that no portfolio management fee is payable and that Norwest (and any named subadviser) has no portfolio management responsibilities for the assets of the Fund that are invested in another investment company in a Core and Gateway structure. The amendments to the advisory agreements are discussed below under "Amendments to the Advisory Agreements."

    Upon approval of this Proposal, a Fund could convert to a Core and Gateway structure solely upon a determination by the Board that the conversion is in the best interests of the Fund and its shareholders. A Fund would provide shareholders prior notice of a conversion. The Board would retain the right to withdraw a Fund's investment in a Core Portfolio at any time, and the Fund could thereafter resume investing directly in individual securities or could re-invest its assets in another Core Portfolio.

    The conversion to a Core and Gateway structure would be accomplished by transferring each converting Fund's assets to the appropriate Core Portfolio in exchange for an interest in the Core Portfolio equal in value to the assets transferred. Each converting Fund's assets would be transferred in kind to the Core Portfolio(s) and valued in accordance with the Fund's normal valuation procedures. The conversion would not affect the net asset value of the shares of a Fund. All costs of the conversions will be borne by the Fund or Funds involved. Unless canceled or delayed, the pending conversions described herein would occur on or about May 31, 1997.

CORE AND GATEWAY STRUCTURES

    GENERAL. Each Core Portfolio will be a separate series of Core Trust (Delaware) ("Core Trust"), a registered, open-end management investment company that was formed as a Delaware business trust in 1994.

    Core Trust currently has eight active series, four of which are Core Portfolios for six Funds that operate pursuant to a Core and Gateway structure. At a meeting of the board of trustees of Core Trust (the "Core Board") held on March 13, 1997 the Core Board authorized and established additional series of Core Trust to serve as additional Core Portfolios.

    Each Core and Gateway structure and its corresponding risks are described separately below. Aspects of the two structures that are similar are described below under "Common Aspects of the Core and Gateway Structures."

    MASTER-FEEDER. In a master-feeder structure, a Gateway Fund holds as its primary asset an interest in a Core Portfolio that has substantially the same investment objective and policies as the Fund. In addition, to the extent necessary to manage cash balances, a Gateway Fund may invest directly in cash and cash equivalents. The Fund would otherwise continue its normal operations. The structure is designed to achieve investment and administrative efficiencies and enhanced portfolio diversification by allowing a Fund to pool its assets with the assets of other entities invested in the Core Portfolio.

    When required under the 1940 Act or Delaware law, a Core Portfolio will hold a meeting of interestholders in order to obtain their approval of a change to the Portfolio's operations. As an interestholder of a Core Portfolio, a Gateway Fund would be entitled to vote in proportion to the Fund's relative interest in the Core Portfolio. A Fund investing through a master-feeder structure will hold a meeting of its shareholders to obtain instructions on how to vote its interest in the Core Portfolio and will vote its interest in the Core Portfolio in proportion to the votes cast by the Fund's shareholders when required by the 1940 Act or Delaware law. In other circumstances, the Board will vote the Gateway Fund's interest in the Core Portfolio in accordance with the best interests of the shareholders of the Fund.

    Subject to applicable legal requirements, the Gateway Fund will not seek instructions from its shareholders with respect to: (i) any proposal relating to a Core Portfolio that, if made with respect to the Fund, would not require the vote of Fund shareholders; or (ii) any proposal relating to the Core Portfolio that is substantially the same as a proposal previously approved by the Fund's shareholders.

    FUND-OF-FUNDS. In a fund-of-funds structure, a Gateway Fund holds interests in two or more Core Portfolios and, to the extent it manages a portion of its assets directly, individual securities of other issuers. The Fund would otherwise continue its normal operations. A Fund would invest in a number of different Core Portfolios to achieve investment and administrative efficiencies and enhanced portfolio diversification by pooling its assets with the assets of other entities invested in the Core Portfolios.

    In general, the fund-of-funds structure is suitable for a Gateway Fund that follows a "multi-style" investment approach. That approach involves the investment, through percentage allocations consistent with the Fund's investment objective and policies, in a number of Core Portfolios, each with different investment objectives and investment policies. The "multi-style" approach is intended to increase asset diversification and to reduce the risk of relying on a single investment style. A Fund would convert to a fund-of-funds structure if the Board determined it was in the best interests of the Fund to follow a "multi-style" investment approach in which the Fund's assets would be allocated among several Core Portfolios.

    A Gateway Fund's investments in the investment styles and Core Portfolios are viewed by Norwest as no different from investments made by Norwest on behalf of a Fund in portfolio securities. Accordingly, consistent with a Gateway Fund's investment objective and policies, Norwest would be able to make changes in the percentage allocations at any time Norwest deems appropriate, including in response to market or other conditions. Norwest also would rebalance periodically the investments in the Core Portfolios to ensure that the Fund continued to operate in accordance with its target percentage allocations. A Gateway Fund would, however, allocate its investments in the Core Portfolios within specified ranges that are subject to Board review.

    When business or financial conditions warrant, a Gateway Fund may assume a temporary defensive position and directly invest without limit in cash or prime-quality cash equivalents. During periods when and to the extent that a Gateway Fund assumes a temporary defensive position, the Fund's assets could be invested outside of the specified ranges approved by the Board.

    If a Core Portfolio holds a meeting of interestholders, for instance to obtain their approval of a change in the Portfolio's operations or investment advisory agreement, as an interestholder of a Core Portfolio, a Gateway Fund will be entitled to vote in proportion to its relative interest in the Core Portfolio. A Gateway Fund investing through a fund-of-funds structure will not, in general, hold a shareholder meeting when a Core Portfolio is conducting a meeting of its interestholders. As with any direct investment in securities, the Board would vote the Fund's interests in the Core Portfolio in the best interests of the shareholders of the Fund.

    COMMON ASPECTS OF THE CORE AND GATEWAY STRUCTURES. A Fund will invest in a Core Portfolio on the same terms and conditions as any of the other investors in the Core Portfolio and will bear a proportionate share of the Core Portfolio's expenses.

    The Core Portfolios offer their shares only to institutional shareholders. Other pooled investment vehicles that invest in the Core Portfolio, including other mutual funds, may be marketed in different ways than those used by a particular Gateway Fund or to different types of investors than those investing in that Gateway Fund. Another mutual fund investing in a Core Portfolio might sell fund shares to the general public at a different public offering price than the Funds' Shares and could have different fees and expenses than the Funds. Also, other investors in a Core Portfolio may have different yields and returns than those of a particular Gateway Fund.

    If there are other investors in a Core Portfolio, there can be no assurance that a vote of all the interestholders of the Core Portfolio would result in the same outcome as a vote of the shareholders of the Gateway Fund. If the outcome of a Core Portfolio vote was not consistent with the vote of the shareholders of the Fund, the Board would consider whether it was still in the best interests of the Fund and its shareholders to invest in the Core Portfolio.

    The Board will retain the right to redeem a Gateway Fund's investment in a Core Portfolio at any time if the Board determines that it is in the best interests of the Fund and its shareholders to do so. A Fund might redeem, for example, if the outcome of a vote of the interestholders of a Core Portfolio were not acceptable to the Board. A redemption could result in an in-kind distribution of portfolio securities (as opposed to a cash distribution) to the Fund by the Core Portfolio.

    If a Gateway Fund withdrew its investment from a Core Portfolio, the Board would consider what action should be taken to manage the withdrawn assets, including management of the Fund's assets in accordance with its investment objectives and policies by Norwest (and/or named subadvisers) or investment of the assets in another Core Portfolio. The inability of a Fund to find a suitable replacement investment(s) could have a significant impact on the shareholders of the Fund.

    A Gateway Fund's investments in a Core Portfolio could be affected by the actions of other large investors in the Core Portfolio. For example, if a Core Portfolio had another large investor that redeemed its interest in the Core Portfolio, the Fund and the Core Portfolio's remaining investors could experience higher pro rata operating expenses and resulting lower returns.

    Investment of a Gateway Fund's assets in a Core Portfolio would affect the Fund's current arrangements for management and administrative services. As a result of the investment, some of those services would be provided by the service providers of the relevant Core Portfolio while others would continue to be provided directly to the Fund. Except as described in this Proxy Statement, the overall rate at which a Fund would bear costs for the provision of investment advisory and other services would remain unchanged.

    TAX CONSEQUENCES. Management of the Trust will proceed with a conversion to a Core and Gateway structure only upon receipt of an opinion of counsel to the effect that neither a contribution of the Gateway Fund's investment assets to a Core Portfolio in exchange for an interest in the Core Portfolio nor a withdrawal of a Fund's assets at that time from a Core Portfolio would result in the recognition of gain or loss to the Fund for federal income tax purposes.

    Each Gateway Fund qualifies for treatment as a regulated investment company under the Internal Revenue Code of 1986. As such a Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and any net realized capital gain at certain times. The Fund is not liable for any income, corporate excise or franchise taxes in the state of Delaware. Each Core Portfolio in which a Fund invests will conduct its operations in a manner such that any Fund that invests all of its investable assets in the Core Portfolio would qualify for treatment as a regulated investment company.

    The Core Portfolios are not required to pay federal income taxes on their net investment income and capital gain, as they are treated as partnerships for federal income tax purposes. All interest, dividends and gains and losses of the Core Portfolios are deemed to have been "passed through" to the respective Gateway Funds in proportion to each Fund's holdings of the Core Portfolios, regardless of whether such interests, dividends or gains have been distributed by the Portfolios or losses have been realized by the Portfolios.

AMENDMENTS TO THE ADVISORY AGREEMENTS

    Approval of this Proposal constitutes approval of changes to the investment advisory agreements between Norwest and the Trust on behalf of the Funds (the "Advisory Agreements"). Specifically, the Advisory Agreements would be amended as follows: (i) to specifically include asset allocation services among Norwest's advisory responsibilities; (ii) to impose a contractual asset allocation fee in an amount up to 0.25% of the average daily net assets of any Fund (other than Cash Investment Fund) if that Fund invests in two or more investment companies in a Core and Gateway structure; (iii) to provide that the Fund's current contractual advisory fee will apply to assets invested by Norwest (or named subadvisers) directly in securities; and (iv) to provide that no portfolio management fee is payable and that Norwest (and any named subadviser) has no portfolio management responsibilities for the assets of the Fund that are invested in another investment company in a Core and Gateway structure (the "Investment Advisory Agreement Amendments").

    Asset allocation services generally are viewed as separate and distinct from portfolio management services. Subject to the general supervision of the Board, and in accordance with the investment objective and policies of a Fund using a fund-of-funds structure, Norwest would allocate and reallocate the Fund's assets among the Core Portfolios in which it invests and would rebalance the portfolio allocations. Norwest would continue to be responsible for any direct investments made by a Fund.

    For assets invested directly in securities, Norwest would continue to be entitled to receive each Gateway Fund's contractual advisory fee. Fund shareholders will not be requested to approve the payment of the asset allocation or any other advisory fee upon conversion in the future by the Fund to a fund-of-funds structure. The Board would be required to approve the conversion and the aggregate of any asset allocation fee and all direct and indirect advisory fees to be paid by the Fund. Shareholders of each of Cash Investment Fund, Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund and Growth Equity Fund are being requested separately in Proposals Four and Five to consider and approve changes in their advisory fee structures related to proposed investments in certain Core Portfolios.

    In addition to the amendments described above, the Advisory Agreements of the Funds would be consolidated into a single agreement solely for administrative ease (the "Advisory Agreement"). Except as described in this Proxy Statement, the consolidated Advisory Agreement would be the same in all material respects as each Fund's current advisory agreement. A copy of the Advisory Agreement is attached as Appendix A to this Proxy Statement.

AMENDMENTS TO INVESTMENT POLICIES

    Upon approval of this Proposal by the shareholders of a Fund, the Fund will amend its investment policies regarding diversification and concentration that otherwise would be inconsistent with the conversion of the Fund to a Core and Gateway structure. The amendments described below will not in any other way affect the manner in which a Fund currently operates. The Funds' current diversification and concentration policies, which are set forth in Appendix B to this Proxy Statement, will be superseded or supplemented by the policies stated below.

    Fund policies that are designated as fundamental may not be changed without a 1940 Act Majority. Non-fundamental policies may be changed by the Board without shareholder approval.

    DIVERSIFICATION. Each of the following Funds is "diversified" as that term is defined in the 1940 Act:

CASH INVESTMENT FUND                           MODERATE BALANCED FUND
READY CASH INVESTMENT FUND                     GROWTH BALANCED FUND
U.S. GOVERNMENT FUND                           INDEX FUND
TREASURY FUND                                  INCOME EQUITY FUND
MUNICIPAL MONEY MARKET FUND                    VALUGROWTH STOCK FUND
STABLE INCOME FUND                             DIVERSIFIED EQUITY FUND
INTERMEDIATE GOVERNMENT INCOME FUND            GROWTH EQUITY FUND
DIVERSIFIED BOND FUND                          LARGE COMPANY GROWTH FUND
INCOME FUND                                    SMALL COMPANY STOCK FUND
TOTAL RETURN BOND FUND                         SMALL COMPANY GROWTH FUND
LIMITED TERM TAX-FREE FUND                     SMALL CAP OPPORTUNITIES FUND
TAX-FREE INCOME FUND                           CONTRARIAN STOCK FUND
CONSERVATIVE BALANCED FUND                     INTERNATIONAL FUND

Upon approval of this Proposal by the shareholders of a Fund, the following fundamental investment policy will replace the Fund's existing fundamental policy regarding diversification:

    The Fund may not, with respect to 75% of its assets, purchase a security (other than a U.S. Government security or a security of an investment company) if, as a result: (i) more than 5% of the Fund's total assets would be invested in the securities of a single issuer, or (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

    Each of the following Funds is "non-diversified" as that term is defined in the 1940 Act:

        COLORADO TAX-FREE FUND             MINNESOTA TAX-FREE FUND

Upon approval of this Proposal by the shareholders of a Fund, the following non-fundamental investment policy will replace the Fund's existing non-fundamental policy regarding diversification:

    The Fund is "non-diversified" as that term is defined in the 1940 Act.

    In addition, each non-diversified Fund will adopt the following non-fundamental investment policy that will replace the Fund's existing non-fundamental investment policy regarding diversification:

    To the extent required to qualify as a regulated investment company under the [Internal Revenue] Code [of 1986, as amended], the Fund may not purchase a security (other than a U.S. Government security or a security of an investment company) if, as a result: (i) with respect to 50% of its assets, more than 5% of the Fund's total assets would be invested in the securities of any single issuer; (ii) with respect to 50% of its assets, the Fund would own more than 10% of the outstanding securities of any single issuer; or (iii) more than 25% of the Fund's total assets would be invested in the securities of any single issuer.

    CONCENTRATION. Upon approval of this Proposal by the shareholders of a Fund, the following clause will supersede the first clause of each Fund's existing fundamental investment policy regarding concentration. The amendment to this policy will not materially affect any Fund and is proposed solely to standardize the language of each Fund's policy.

    The Fund may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry.

In addition, the following clause will supplement each Fund's policy:

    Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

EFFECT ON THE FUNDS

    Approval of this Proposal will affect each of the Funds in different ways as described below.

GROUP 1 FUNDS:  CASH INVESTMENT FUND                        TAX-FREE INCOME FUND
                U.S. GOVERNMENT FUND                        MINNESOTA TAX-FREE FUND
                TREASURY FUND                               COLORADO TAX-FREE FUND
                MUNICIPAL MONEY MARKET FUND                 VALUGROWTH STOCK FUND
                INCOME FUND                                 CONTRARIAN STOCK FUND

    Currently, Group 1 Funds are not permitted to invest pursuant to either type of Core and Gateway structure. Upon approval of this Proposal, the Funds would be permitted in the future to invest pursuant to a master-feeder or fund-of-funds structure without obtaining shareholder approval at that time. These Funds (except Cash Investment Fund) do NOT, however, currently intend to convert to either Core and Gateway structure. Shareholders of Cash Investment Fund are requested separately in Proposal Five to approve the conversion of the Fund to a Core and Gateway structure.

    Shareholders of each Group 1 Fund are requested to approve Proposal Three in order: (i) to permit the Fund to convert in the future to a Core and Gateway structure without obtaining shareholder approval at that time; (ii) to approve the Investment Advisory Agreement Amendments; and (iii) to standardize the fundamental investment policies of the Funds.

GROUP 2 FUNDS:  INTERMEDIATE GOVERNMENT INCOME FUND         LIMITED TERM TAX-FREE FUND

    Group 2 Funds are permitted to invest pursuant to a master-feeder structure but are not permitted to invest pursuant to a fund-of-funds structure. Upon approval of this Proposal, these Funds would be permitted in the future to invest pursuant to a fund-of-funds structure without obtaining shareholder approval at that time. These Funds do NOT currently intend to convert to either Core and Gateway structure.

    Shareholders of each Group 2 Fund are requested to approve Proposal Three in order: (i) to permit the Fund to convert in the future to a fund-of-funds structure without obtaining shareholder approval at that time; (ii) to approve the Investment Advisory Agreement Amendments; and (iii) to standardize the fundamental investment policies of the Funds.

GROUP 3 FUNDS:  SMALL CAP OPPORTUNITIES FUND                INTERNATIONAL FUND

    Group 3 Funds currently invest pursuant to a master-feeder structure but are not permitted to invest in a fund-of-funds structure. Upon approval of this Proposal, the Funds would be permitted in the future to invest pursuant to a fund-of-funds structure without obtaining shareholder approval at that time. These Funds do NOT currently intend to convert to a fund-of-funds structure.

    Shareholders of each Group 3 Fund are requested to approve Proposal Three in order: (i) to permit the Fund to convert in the future to a fund-of-funds structure without obtaining shareholder approval at that time; (ii) to approve the Investment Advisory Agreement Amendments; and (iii) to standardize the fundamental investment policies of the Funds.

GROUP 4 FUNDS:  STABLE INCOME FUND                          INCOME EQUITY FUND
                INDEX FUND                                  SMALL COMPANY GROWTH FUND
                LARGE COMPANY GROWTH FUND

    Group 4 Funds are permitted to invest pursuant to a master-feeder structure but are not permitted to invest pursuant to a fund-of-funds structure. Upon approval of this Proposal, the Funds would be permitted in the future to invest pursuant to a fund-of-funds structure without obtaining shareholder approval at that time. These Funds do NOT currently intend to invest in a fund-of-funds structure.

    Shareholders of each Group 4 Fund are requested to approve Proposal Three in order: (i) to permit the Fund to convert in the future to a fund-of-funds structure without obtaining shareholder approval at that time; (ii) to approve the Investment Advisory Agreement Amendments; and (iii) to standardize the fundamental investment policies of the Funds.

    Upon approval of certain of the Proposals set forth in this Proxy Statement, each Fund expects to convert to a master-feeder structure and invest all of its investable assets in a Core Portfolio with substantially the same investment objectives and policies as the Fund.

GROUP 5 FUND:   DIVERSIFIED BOND FUND

    Diversified Bond Fund is permitted to invest pursuant to a master-feeder structure but is not permitted to invest pursuant to a fund-of-funds structure.

    The Fund currently seeks to achieve its investment objective by investing its assets directly in securities in accordance with a "multi-style" investment approach designed to reduce price and return volatility and to provide more consistent returns. The Fund invests equally in three fixed income investment styles -- total return bond style, managed fixed income style and positive return style. Pursuant to its investment advisory agreement, Norwest provides the Fund with asset allocation services. Norwest rebalances the Fund's portfolio periodically, and the percentage of the Fund's assets invested using a specified style may be changed at any time by Norwest in response to market or other conditions.

    Upon approval of this Proposal, the assets of the Fund invested in those styles will be invested equally in three separate Core Portfolios that will operate pursuant to substantially the same investment policies as the corresponding style: Total Return Bond Portfolio, Managed Fixed Income Portfolio, and Positive Return Portfolio. See "Core and

Gateway Structures -- Fund-of-Funds" above. The investment objectives and policies of the Core Portfolios are identical to the investment objectives and policies of their corresponding investment styles.

    Shareholders of Diversified Bond Fund are requested to approve Proposal Three in order: (i) to permit the Fund to convert to a fund-of-funds structure; and (ii) to standardize the fundamental investment policies of the Funds.

    Shareholders of the Fund are requested separately in Proposal Four to consider and approve the imposition of an asset allocation fee. A table comparing the Fund's current expenses to the estimated expenses of the Fund upon conversion to a fund-of-funds structure is set forth in Proposal Four. To facilitate the implementation of the Fund's investment in a fund-of-funds structure, shareholders also are requested separately in Proposal Nine to consider and approve an amendment to the Fund's investment objective.

GROUP 6 FUNDS:  CONSERVATIVE BALANCED FUND                  DIVERSIFIED EQUITY FUND
                MODERATE BALANCED FUND                      GROWTH EQUITY FUND
                GROWTH BALANCED FUND

    Group 6 Funds currently invest in a fund-of-funds structure and are permitted to invest pursuant to a master-feeder structure. These Funds do NOT currently intend to convert to a master-feeder structure. These Funds currently receive but do not pay a specific fee for asset allocation services from Norwest. Shareholders of the Funds are requested separately in Proposal Four to consider and approve the imposition of an asset allocation fee for providing enhanced asset allocation services.

    Shareholders of each Group 6 Fund are requested to approve this Proposal in order to standardize the fundamental investment policies of the Funds.

GROUP 7 FUNDS:  READY CASH INVESTMENT FUND                  SMALL COMPANY STOCK FUND
                TOTAL RETURN BOND FUND

    Currently, Group 7 Funds are not permitted to invest pursuant to either type of Core and Gateway structure. Upon approval of this Proposal, each Fund will convert to a master-feeder structure and invest all of its investable assets in the corresponding Core Portfolio identified below which has substantially the same investment objectives and policies as the Fund:

FUND                                                  CORRESPONDING CORE PORTFOLIO
----------------------------------------------------  ----------------------------------------------------
Ready Cash Investment Fund                            Rated Money Market Portfolio
Total Return Bond Fund                                Total Return Bond Portfolio
Small Company Stock Fund                              Small Company Stock Portfolio

    While Rated Money Market Portfolio will have substantially the same investment objective and policies as Ready Cash Investment Fund, the Portfolio also will seek to obtain and maintain, as a non-fundamental policy, a single "A" rating from Standard & Poor's Corporation.

    Under this Proposal, Norwest and Forum have agreed to fee waivers and expense reimbursements that, following conversion to a master-feeder structure, would maintain each Fund's total combined operating expenses for the first fiscal year at the same levels as the Fund's total operating expenses prior to the conversion. Thereafter, any proposed reduction in the amounts of those waivers and reimbursements would be reviewed with the Board. The Fund's direct fee structure would change as a result of its investment in the Core Portfolio because certain fees (such as advisory and custody fees) would be borne by the Fund indirectly as an interestholder in the Core Portfolio rather than directly. See "Comparative Fee Table" below.

    Shareholders of each Group 7 Fund are requested to approve Proposal Three in order: (i) to permit the Fund to convert to a master-feeder structure; (ii) to permit the Fund to convert in the future to a fund-of-funds structure without obtaining shareholder approval at that time; (iii) approve the Investment Advisory Agreement Amendments; and (iv) to standardize the fundamental investment policies of the Funds.

COMPARATIVE FEE TABLE

    The following table relates solely to those Funds that are converting to a master-feeder structure and for which shareholder approval of that conversion is required (the "converting Funds"). The table is intended to compare the various expenses that an investor in each converting Fund would bear directly or indirectly after conversion to a master-feeder structure with the expenses the investor bears currently. Shareholders of the converting Funds should read this information carefully before voting on this Proposal.

    The table shows the expenses incurred by each converting Fund for the fiscal year ended May 31, 1996 and a pro forma adjustment thereof assuming each Fund had invested all of its investable assets in its corresponding Core Portfolio for the period presented. The table also assumes that all other Funds that currently, or that would not require shareholder approval in order to, invest in a Core Portfolio were so invested and that the average assets invested by the Fund were the same as the average assets of the Fund for that period. Except as described above, fee waivers and expense reimbursements addressed in the table are voluntary and may be reduced or eliminated at any time.

ANNUAL OPERATING EXPENSES

(As a percentage of average net assets)

                                                   GATEWAY FUND                                    CORE PORTFOLIO
                             ---------------------------------------------------------  ------------------------------------
                                INVESTMENT                                                                      OTHERS
                               ADVISORY FEES     RULE 12B-1 FEES                                               EXPENSES
                                  (AFTER             (AFTER          OTHER EXPENSES        INVESTMENT           (AFTER
                                WAIVERS)(1)        WAIVERS)(2)     (AFTER WAIVERS)(3)     ADVISORY FEES       WAIVERS)(4)
                             -----------------  -----------------  -------------------  -----------------  -----------------
READY CASH INVESTMENT FUND
  Investor Shares..........           0.35%              None               0.47%                 N/A                N/A
  Exchange Shares..........           0.35%                 0               1.22%                 N/A                N/A
Pro Forma
  Investor Shares..........            N/A               None               0.46%                0.34%              0.02%
  Exchange Shares..........            N/A               0.75%              0.46%                0.34%              0.02%
TOTAL RETURN BOND FUND
  A Shares.................           0.50%              None               0.25%                 N/A                N/A
  B Shares.................           0.50%              0.53%              0.47%                 N/A                N/A
  I Shares.................           0.50%              None               0.25%                 N/A                N/A
Pro Forma
  A Shares.................            N/A               None               0.36%                0.35%              0.04%
  B Shares.................            N/A               0.75%              0.36%                0.35%              0.04%
  I Shares.................            N/A               None               0.36%                0.35%              0.04%
SMALL COMPANY STOCK FUND
  A Shares.................           0.64%              None               0.56%                 N/A                N/A
  B Shares.................           0.64%              0.57%              0.74%                 N/A                N/A
  I Shares.................           0.64%              None               0.56%                 N/A                N/A
Pro Forma
  A Shares.................            N/A               None               0.26%                0.90%              0.04%
  B Shares.................            N/A               0.75%              0.26%                0.90%              0.04%
  I Shares.................            N/A               None               0.26%                0.90%              0.04%


                               COMBINED TOTAL
                             OPERATING EXPENSES
                             (AFTER WAIVERS)(5)
                             -------------------
READY CASH INVESTMENT FUND
  Investor Shares..........           0.82%
  Exchange Shares..........           1.57%
Pro Forma
  Investor Shares..........           0.82%
  Exchange Shares..........           1.57%
TOTAL RETURN BOND FUND
  A Shares.................           0.75%
  B Shares.................           1.50%
  I Shares.................           0.75%
Pro Forma
  A Shares.................           0.75%
  B Shares.................           1.50%
  I Shares.................           0.75%
SMALL COMPANY STOCK FUND
  A Shares.................           1.20%
  B Shares.................           1.95%
  I Shares.................           1.20%
Pro Forma
  A Shares.................           1.20%
  B Shares.................           1.95%
  I Shares.................           1.20%

------------------------

1. Absent fee waivers, the Investment Advisory Fees would be 0.36% for READY CASH INVESTMENT FUND and 1.00% for SMALL COMPANY STOCK FUND.

2. Absent fee waivers, the Rule 12b-1 Fees would be 1.00% for the Exchange Shares and B Shares of each Fund and Pro Forma Fund. Long-term shareholders of these Shares may pay aggregate sales charges totaling more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.

3.  Absent fee waivers and expense reimbursements, Other Expenses would be:
    READY CASH INVESTMENT FUND, 0.51% for Investor Shares, 6.93% for Exchange Shares, 0.48% for Pro Forma Investor Shares and 3.40% for Pro Forma Exchange Shares; TOTAL RETURN BOND FUND, 1.08% for A Shares, 1.00% for B Shares, 0.57% for I Shares, 0.71% for Pro Forma A Shares, 1.03% for Pro Forma B Shares and 0.51% for Pro Forma I Shares; and SMALL COMPANY STOCK FUND, 0.88% for A Shares, 0.93% for B Shares, .060% for I Shares, 0.57% for Pro Forma A Shares, 0.88% for Pro Forma B Shares and 0.50% for Pro Forma I Shares.

4. Absent fee waivers and expense reimbursements, Other Expenses of the Core Portfolios for each class of shares of a Fund would be: 0.12% for Pro Forma READY CASH INVESTMENT FUND, 0.14% for Pro Forma TOTAL RETURN BOND FUND, and 0.14% for Pro Forma SMALL COMPANY STOCK FUND.

5. Absent fee waivers and expense reimbursements, Combined Total Operating Expenses of each Fund would be: READY CASH INVESTMENT FUND, 0.87% for Investor Shares and 8.29% for Exchange Shares, 0.93% for Pro Forma Investor Shares and 4.86% for Pro Forma Exchange Shares; for TOTAL RETURN BOND FUND, 1.58% for A Shares, 2.50% for B Shares, 1.07% for I Shares, 1.19% for Pro Forma A Shares, 2.52% for Pro Forma B Shares and 0.99% for Pro Forma I Shares; for SMALL COMPANY STOCK FUND, 1.88% for A Shares, 2.93% for B Shares, 1.60% for I Shares, 1.62% for Pro Forma A Shares, 2.93% for Pro Forma B Shares and 1.54% for Pro Forma I Shares.

EXAMPLE

    The following example illustrates the direct and indirect expenses that an investor would pay, assuming: (i) a $1,000 investment in a Fund; (ii) application of the expenses listed under "Combined Total Operating Expenses" in the table above; (iii) 5% annual returns; (iv) reinvestment of all dividends and distributions; and (v) full redemption at the end of the period. The example assumes deduction of the maximum initial sales charge for A Shares, deduction of the contingent deferred sales charge for B Shares applicable to a redemption at the end of the period and the conversion of B Shares to A Shares at the end of six years in the case of Total Return Bond Fund and seven years in the case of Ready Cash Investment Fund and Small Company Stock Fund. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE GREATER OR LESS THAN INDICATED.

                                                                                             1 YEAR       3 YEARS      5 YEARS
                                                                                           -----------  -----------  -----------
READY CASH INVESTMENT FUND
    Investor Shares......................................................................   $       8    $      26    $      46
    Exchange Shares
      Assuming redemption at the end of the period.......................................          56           80          106
      Assuming no redemption.............................................................          16           50           86
  Pro Forma
    Investor Shares......................................................................           8           26           46
    Exchange Shares
      Assuming redemption at the end of the period.......................................          56           80          106
      Assuming no redemption.............................................................          16           50           86

TOTAL RETURN BOND FUND
    A Shares.............................................................................          45           61           78
    B Shares
      Assuming redemption at the end of the period.......................................          45           68           83
      Assuming no redemption.............................................................          15           48           83
    I Shares.............................................................................           8           24           42
  Pro Forma
    A Shares.............................................................................          45           61           78
    B Shares
      Assuming redemption at the end of the period.......................................          45           68           83
      Assuming no redemption.............................................................          15           48           83
    I Shares.............................................................................           8           24           42

SMALL COMPANY STOCK FUND
    A Shares.............................................................................          57           82          109
    B Shares
      Assuming redemption at the end of the period.......................................          60           92          127
      Assuming no redemption.............................................................          20           62          107
    I Shares.............................................................................          12           38           66
  Pro Forma
    A Shares.............................................................................          57           82          109
    B Shares
      Assuming redemption at the end of the period.......................................          60           92          127
      Assuming no redemption.............................................................          20           62          107
    I Shares.............................................................................          12           38           66

                                                                                            10 YEARS
                                                                                           -----------
READY CASH INVESTMENT FUND
    Investor Shares......................................................................   $     101
    Exchange Shares
      Assuming redemption at the end of the period.......................................          --
      Assuming no redemption.............................................................          --
  Pro Forma
    Investor Shares......................................................................         101
    Exchange Shares
      Assuming redemption at the end of the period.......................................          --
      Assuming no redemption.............................................................          --
TOTAL RETURN BOND FUND
    A Shares.............................................................................         127
    B Shares
      Assuming redemption at the end of the period.......................................          --
      Assuming no redemption.............................................................          --
    I Shares.............................................................................          94
  Pro Forma
    A Shares.............................................................................         127
    B Shares
      Assuming redemption at the end of the period.......................................          --
      Assuming no redemption.............................................................          --
    I Shares.............................................................................          94
SMALL COMPANY STOCK FUND
    A Shares.............................................................................         185
    B Shares
      Assuming redemption at the end of the period.......................................          --
      Assuming no redemption.............................................................          --
    I Shares.............................................................................         147
  Pro Forma
    A Shares.............................................................................         185
    B Shares
      Assuming redemption at the end of the period.......................................          --
      Assuming no redemption.............................................................          --
    I Shares.............................................................................         147

EVALUATION BY THE BOARD

    In considering the matters described in this Proposal at the Meeting, the Board examined and weighed for each Fund, including the converting Funds, the potential benefits, costs and risks, as presented to the Board by Forum and Norwest, of the conversion to a Core and Gateway structure. In this regard, the Board considered the following:

    - The possibility that a Fund using a Core and Gateway structure could achieve greater investment and administrative efficiencies and potentially enhanced portfolio diversification than it could realize if it did not convert to a Core and Gateway structure. The Board considered that, to the extent that certain operating costs may be fixed and are currently borne by a Fund alone, these expenses could instead be borne in whole or in part directly by a Core Portfolio and indirectly shared pro rata by the Fund and other investors in the Fund's Core Portfolio.

    - The agreement of Norwest and Forum to waive fees and/or reimburse expenses so as to maintain the total combined operating expenses of Ready Cash Investment Fund, Total Return Bond Fund and Small Company Stock Fund for the first fiscal year following conversion to a master-feeder structure at the same levels as each Fund's total operating expenses prior to the conversion.

    - The fact that a larger asset base may allow the purchase of investment securities by a Core Portfolio in larger denominations, resulting in possible reductions in certain transactional and custodial expenses.

    - The diversification that may be achieved by investing a portfolio with a larger asset base. Greater diversification is beneficial to shareholders of a Fund because it may reduce the negative effect which the adverse performance of any one portfolio security may have on the performance of the entire investment portfolio.

    - The opinion of the management of the Trust that it is unlikely that certain of the Funds' asset bases could be grown significantly above their present size, which is below the asset level required to garner investment and administrative efficiencies, without resorting to a Core and Gateway structure in each of the Core Portfolios.

    - The flexibility both to attract and retain assets under management provided by a Core and Gateway structure.

    - The fact that in certain cases the foregoing benefits would likely arise only if a Fund's Core Portfolio were to attract the assets of investors other than those investing in the Fund. The Board also considered that there is no assurance that expense savings or other benefits will be realized even if other investors invest in a Core Portfolio.

    - The opinion of management of the Trust that over time the aggregate per share expenses of a Fund investing in a Core Portfolio should not be more than the expenses that would be incurred by a Fund if it continues to invest directly in securities, although there can be no assurance that any expense savings would be realized.

    - The possibility that Norwest and Forum may benefit through increased economies of scale in the event that assets under management rise, whether or not there is a corresponding benefit to Fund shareholders. The Board considered that conversion to a Core and Gateway structure may enable Norwest to increase assets under management through development of new Gateway Funds with less risk than would be possible without this structure. Because investors in a new Gateway Fund would invest their assets in a Core Portfolio with an established performance record, Norwest could attract assets with less risk of limited success than is typical in the early, developmental years of an investment vehicle.

    - The costs of the proposed change in fund structure, other options to the proposed change, and the tax-free nature of the proposed change.

    Based on the foregoing, the Board, including a majority of the independent Trustees, determined that it would be in the best interests of each Fund and its respective shareholders for shareholders to approve this Proposal.

    THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL THREE.

                                 PROPOSAL FOUR

       APPROVAL OF CHANGES TO THE FUND'S CURRENT ADVISORY FEE STRUCTURE,

            INCLUDING PAYMENT TO NORWEST OF AN ASSET ALLOCATION FEE

    Shareholders of Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund and Growth Equity Fund (the "Blended Funds"), voting individually by Fund, are entitled to vote on this Proposal. Approval of this Proposal with respect to a Fund requires a 1940 Act Majority.

INTRODUCTION

    Each Blended Fund invests its assets in multiple investment styles by allocating a certain percentage of its assets to different styles in order to reduce price and return volatility, diversify the Fund's assets, provide more consistent investment returns and reduce the risk associated with the use of a single investment style. Currently, the portions of the Blended Funds' assets that are allocated to the small company, index and international styles are invested in the following corresponding portfolios of Core Trust -- Small Company Portfolio, Index Portfolio and International Portfolio II (the "Portfolios"). Assets of a Blended Fund that are invested in a style other than those of the Portfolios, such as large company growth or stable income style, are managed directly by Norwest on behalf of the Blended Fund.

    It is anticipated that Core Trust will establish additional portfolios (the "new Portfolios"), each corresponding to one of the other investment styles employed by the Blended Funds, so that the Blended Funds may pool their assets that currently are managed directly by Norwest in those styles. Each new Portfolio will have identical investment policies to those of its corresponding investment style. The Blended Funds will invest their assets in the new Portfolios in the same percentages that the Funds currently invest their assets in the corresponding investment styles. Investment in the new Portfolios will not result in any change in the investment policies of a Blended Fund. The Portfolios and the new Portfolios are referred to collectively in this Proposal as the "Core Portfolios."

    The primary reason to invest the Blended Funds' assets in the Core Portfolios is to pool the common investments of the Blended Funds and to pool these investments with the common investments of other Funds of the Trust. That pooling is designed to create a larger asset base for the Blended Funds in order to provide investment and administrative efficiencies and enhanced portfolio diversification. Forum and Norwest anticipate that the aggregate advisory fees that initially will be borne indirectly by each Blended Fund, as an interestholder in the Core Portfolios, will be less than (equal to, in the case of Diversified Bond Fund) the contractual advisory fee currently applicable to the Fund. As explained below, however, the amount of those aggregate indirect advisory fees borne by any Blended Fund could fluctuate (i.e., increase or decrease) in the future.

    To facilitate the allocation of the Blended Funds' assets in the Core Portfolios, Norwest will provide and receive a fee specifically for asset allocation services. As a result, the investment by the Blended Funds in the Core Portfolios entails a restructuring of the nature and an increase in the amount of contractual investment advisory fees that may be paid directly and indirectly by the Funds.

    Shareholders are asked in this Proposal to approve the imposition of the asset allocation fee which, absent waivers, when added to the advisory fees that will be borne indirectly by a Blended Fund, would result in an increase in the amount payable by the Blended Fund for advisory services. As a result of the fee waiver described below, however, approval of this Proposal will not result in any increase for at least two fiscal years in the aggregate contractual fees currently applicable to the Blended Funds for advisory, administrative and management services. Thereafter, increases in the amounts paid directly and indirectly for advisory services by the Blended Funds could result in increases in aggregate current contractual fees applicable to the Blended Funds for advisory, administrative and management services ONLY upon approval by the Board and notice to shareholders.

CURRENT AND PROPOSED INVESTMENT ADVISORY STRUCTURE

    Norwest serves as investment adviser for each Blended Fund pursuant to an investment advisory agreement between Norwest and the Trust on behalf of each Blended Fund (the "Advisory Agreement"). Norwest serves also as investment adviser to Small Company Portfolio and Index Portfolio and will serve as adviser to each new Portfolio. Schroder Capital Management International Inc. ("Schroder") serves as investment adviser to International Portfolio II.

    Pursuant to the Advisory Agreement, if a Blended Fund's assets were withdrawn from a Portfolio, Norwest would directly manage the withdrawn assets in the corresponding investment style. In the event the assets of the Blended Funds invested in International Portfolio II were withdrawn, Schroder would act as subadviser for the Blended Funds with respect to those assets pursuant to the investment subadvisory agreement among Norwest, Schroder and the Trust on behalf of each Blended Fund (other than Diversified Bond Fund) (the "Subadvisory Agreement"). Schroder would be entitled to a fee from Norwest for those services; that fee would not affect the amount of the advisory fee paid to Norwest by a Blended Fund.

    Under the Advisory Agreement, each Blended Fund pays Norwest an advisory fee for Norwest's services. To avoid the layering of advisory fees, Norwest currently waives all of the advisory fees payable by Small Company Portfolio and Index Portfolio and reimburses International Portfolio II for the amount of the advisory fees paid by the Portfolio to Schroder. The Blended Funds currently pay their pro rata portion of the non-advisory expenses of the Core Portfolios in which they invest.

    As a result of the restructuring, the Blended Funds would bear their pro rata portion of the advisory fees paid to Norwest by the Core Portfolios in which they invest (the "indirect advisory fees") but would not pay an advisory fee (other than for asset allocation services) to Norwest with respect to the assets of the Fund invested in the Core Portfolios.

    ASSET ALLOCATION SERVICES. Norwest currently provides each Blended Fund limited asset allocation services with respect to the Fund's investments among the various investment styles used by the Fund. Subject to the general supervision of the Board, and in accordance with the investment objective and policies of a Blended Fund, Norwest is responsible for allocating and reallocating the Fund's assets within specified percentages among a limited universe of investment styles and for rebalancing the allocations ("asset allocation services"). Asset allocation services are, in general, separate and distinct from Norwest's portfolio management services.

    To date, those allocation services have been restricted by the limitations imposed by the exemptive order of the Securities and Exchange Commission pursuant to which the Blended Funds operate currently in a fund-of-funds structure (the "original exemptive order"). Specifically, the original exemptive order imposed limits on the ranges of the Blended Fund's investments in a Core Portfolio. The Trust has obtained an amendment to the original exemptive order that modifies certain of the existing limitations (the "amended exemptive order"). As a result, the Blended Funds will have complete flexibility to invest, consistent with their objectives and policies, varying amounts of their assets in the existing Core Portfolios and Core Portfolios that may be established in the future.

    Approval of this proposal would enable Norwest to receive an annual contractual asset allocation fee in an amount up to 0.25% of the average daily net assets of a Blended Fund in recognition of the expanded and formal asset allocation role pursuant to which Norwest would invest the Fund's assets in the Core Portfolios. Norwest and Forum have agreed to waive, through May 31, 1999, that portion of the asset allocation fee (and if required, other fees payable to them by a Blended Fund) necessary to ensure that there will be no increase over the current contractual rates in the fees borne by a Blended Fund for aggregate advisory, administrative and management services (the "Waiver"). After that date, a Blended Fund's aggregate contractual rates for those services could increase if the Waiver was reduced or eliminated. Any reduction in or elimination of the Waiver, however, would require Board approval (and notice to shareholders), which would be given only if the Board determined that the amount of the fees to be paid to Norwest and Forum following the reduction or elimination would be fair and reasonable.

    In the event that a Blended Fund's investment were withdrawn from a Core Portfolio, in return for managing those assets directly, Norwest would be entitled to receive an advisory fee, with respect to those assets, equal to the contractual advisory fee currently payable by the Blended Fund. See "Indirect Advisory Fees" below. The Blended Funds currently intend to invest all of their investable assets in the Core Portfolios and do not intend to invest in securities directly.

    Each Core Portfolio, except Small Company Value Portfolio, Managed Fixed Income Portfolio and Positive Return Portfolio, has (or will have) a Gateway Fund of the same investment style (as described in Proposal Three) that offers its shares directly to the public. Investors that do not wish to avail themselves of Norwest's asset allocation services would be able to invest, through Gateway Funds, in certain Core Portfolios in whatever proportions the investors desired.

INDIRECT ADVISORY FEES

    As a result of the new advisory fee structure, the amount borne by a Blended Fund for advisory services will be a weighted average of the advisory fees paid by a Core Portfolio. The amount of the weighted average advisory fees will vary depending on the allocation of the Blended Funds' assets among the Core Portfolios. The amended exemptive order provides unlimited flexibility to invest varying amounts of the Blended Funds' assets in the Core Portfolios.

    Norwest and Forum have established initial ranges of investments in the Core Portfolios consistent with the investment objective and policies of each Blended Fund. Set forth below are the ranges and amounts of indirect advisory fees payable to Norwest by each Core Portfolio based on the initial percentage allocations for each Blended Fund in the Core Portfolios.

                                                               BLENDED FUND ALLOCATIONS AS A PERCENTAGE OF TOTAL NET ASSETS
                                                           --------------------------------------------------------------------
                                                           CONSERVATIVE    MODERATE       GROWTH     DIVERSIFIED      GROWTH
                                                             BALANCED      BALANCED      BALANCED       EQUITY        EQUITY
CORE PORTFOLIOS AND ADVISORY FEES                              FUND          FUND          FUND          FUND          FUND
---------------------------------------------------------  ------------  ------------  ------------  ------------  ------------
Index Portfolio                                     0.15%   3.00-10.50    5.00-16.50    9.00-25.50   23.00-27.00       N/A
Income Equity Portfolio                             0.50%   3.00-10.50    5.00-16.50    9.00-25.50   23.00-27.00       N/A
Large Company Growth Portfolio                      0.65%   3.00-10.50    5.00-16.50    9.00-25.50   23.00-27.00   32.00-38.00
Small Company Style (includes Small Company
  Stock Portfolio, Small Company Growth
  Portfolio and Small Company Value Portfolio)      0.90%   0.75-5.25     1.25-8.25     2.25-12.75    8.00-12.00   32.00-38.00
International Portfolio II                          0.45%   1.75-7.00     2.50-11.00    4.50-17.00   13.00-17.00   27.00-33.00
Total Return Bond Portfolio                         0.35%  13.33-20.00   10.00-20.00    5.00-18.33       N/A           N/A
Managed Fixed Income Portfolio                      0.35%  13.33-20.00   10.00-20.00    5.00-18.33       N/A           N/A
Positive Return Portfolio                           0.35%  13.33-20.00   10.00-20.00    5.00-18.33       N/A           N/A
Stable Income Portfolio                             0.30%       15            15           N/A           N/A           N/A
Money Market Portfolio                              0.10%       10           N/A           N/A           N/A           N/A
------------------------------------------------------------------------------------------------------------------------------
Ranges of Blended Advisory Fee Rates                       0.33%-0.38%   0.36%-0.44%   0.38%-0.50%   0.46%-0.50%   0.66%-0.69%


                                                DIVERSIFIED
                                                   BOND
CORE PORTFOLIOS AND ADVISORY FEES                  FUND
----------------------------------------------  ----------
Index Portfolio                                    N/A
Income Equity Portfolio                            N/A
Large Company Growth Portfolio                     N/A
Small Company Style (includes Small Company
  Stock Portfolio, Small Company Growth
  Portfolio and Small Company Value Portfolio)     N/A
International Portfolio II                         N/A
Total Return Bond Portfolio                       33.33
Managed Fixed Income Portfolio                    33.33
Positive Return Portfolio                         33.33
Stable Income Portfolio                            N/A
Money Market Portfolio                             N/A
----------------------------------------------
Ranges of Blended Advisory Fee Rates              0.35%

The Blended Funds' investments in the Core Portfolios and in any Core Portfolios that may be established in the future are viewed by Norwest as no different from investments made by Norwest on behalf of a Fund in securities of non-investment company issuers. Accordingly, consistent with each Blended Fund's investment objective and policies and under the general supervision of the Board, Norwest may make changes in the foregoing percentage allocations at any time Norwest deems appropriate, including in response to market and other conditions. In addition, Norwest may, at any time, invest a Blended Fund's assets in investment styles that are different from or are in addition to, those listed above with respect to the Blended Fund.

    Because of differences in the advisory fees, the Core Portfolios are obligated to pay Norwest (and, in the case of International Portfolio II, Schroder), changes in the percentage allocations could increase the indirect advisory fees payable by the Blended Funds and the aggregate advisory fees received by Norwest. Before May 31, 1999, any increase in indirect advisory fees paid by a Blended Fund that would increase its aggregate advisory, administrative and management fees over its current aggregate contractual fees for those services, would be reimbursed pursuant to the Waiver described above. After that date, any reduction in the Waiver that would cause the aggregate amount payable for advisory, administrative and management services to exceed current contractual fees for those services would require Board approval. Board approval would be given only if the Board were to determine that the amount of fees to be paid to Norwest or Forum following the reduction in the Waiver would be fair and reasonable.

COMPARATIVE EXPENSE TABLE

    The following table summarizes the estimated expenses of the Blended Funds upon imposition of the new fee structure and as a result of the investment by the Blended Funds in the new Portfolios. The table below shows: (i) the direct and indirect expenses of each Blended Fund for the fiscal year ended May 31, 1996; and (ii) the direct and indirect expenses of each Blended Fund on a pro forma basis (the "Pro Forma Fund") for the same period assuming that each Blended Fund had allocated its assets to the Core Portfolios in the percentages that it allocated its assets to the corresponding investment styles.

    The table presents information for the Blended Funds and Pro Forma Funds after the subtraction of the fee waivers and expense reimbursements of Norwest and Forum (including the Waiver, in the case of the Pro Forma Funds). Accordingly, footnote 1 to the Table describes the "Direct Advisory Fees" (which are asset allocation fees) applicable to the Pro Forma Funds without waivers, footnote 2 describes the "Other Expenses" applicable to the Blended Funds and Pro Forma Funds without waivers, footnote 3 describes the Core Portfolios' "Other Expenses" applicable to the Blended Funds and Pro Forma Funds without waivers, and Footnote 5 describes the "Rule 12b-1 Fees" applicable to B Shares of Diversified Equity Fund, Growth Equity Fund and their Pro Forma Funds without waivers. Footnote 4 to the table describes the "Combined Total Operating Expenses" of the Blended Funds and Pro Forma Funds without the waiver of any advisory fee or other expense applicable to the Blended Funds or their Core Portfolios.

ANNUAL OPERATING EXPENSES

(As a percentage of average net assets)

                                                        BLENDED FUND                             CORE PORTFOLIOS
                                     ---------------------------------------------------  -----------------------------
                                          DIRECT                             OTHER                          OTHER
                                      ADVISORY FEES                         EXPENSES       INDIRECT        EXPENSES
                                          (AFTER       RULE 12B-1 FEES       (AFTER        ADVISORY         (AFTER
                                       WAIVERS)(1)     (AFTER WAIVERS)    WAIVERS)(2)        FEES        WAIVERS)(3)
                                     ----------------  ---------------  ----------------  -----------  ----------------
DIVERSIFIED BOND FUND..............       0.35%                None          0.35%               N/A         N/A
Pro Forma Fund.....................       0.00%                None          0.03%              0.35%       0.05%

CONSERVATIVE BALANCED FUND.........       0.45%                None          0.34%              None        0.03%
Pro Forma Fund.....................       0.10%                None          0.30%              0.35%       0.05%

MODERATE BALANCED FUND.............       0.53%                None          0.34%              None        0.03%
Pro Forma Fund.....................       0.13%                None          0.30%              0.40%       0.05%
GROWTH BALANCED FUND...............       0.58%                None          0.34%              None        0.06%
Pro Forma Fund.....................       0.14%                None          0.30%              0.44%       0.05%
DIVERSIFIED EQUITY FUND
  A Shares.........................       0.65%                None          0.31%              None        0.09%
  B Shares.........................       0.65%                0.75(5)       0.40%              None        0.09%
  I Shares.........................       0.65%                None          0.32%              None        0.09%
Pro Forma Fund
  A Shares.........................       0.17%                None          0.32%              0.48%       0.03%
  B Shares.........................       0.17%                0.75(5)       0.32%              0.48%       0.03%
  I Shares.........................       0.17%                None          0.32%              0.48%       0.03%
GROWTH EQUITY FUND
  A Shares.........................       0.90%                None          0.43%              None        0.13%
  B Shares.........................       0.90%                0.75(5)       0.47%              None        0.13%
  I Shares.........................       0.90%                None          0.32%              None        0.13%
Pro Forma Fund
  A Shares.........................       0.22%                None          0.29%              0.68%       0.06%
  B Shares.........................       0.22%                0.75(5)       0.29%              0.68%       0.06%
  I Shares.........................       0.22%                None          0.29%              0.68%       0.06%


                                       COMBINED TOTAL
                                     OPERATING EXPENSES
                                     (AFTER WAIVERS)(4)
                                     ------------------
DIVERSIFIED BOND FUND..............        0.70%
Pro Forma Fund.....................        0.70%
CONSERVATIVE BALANCED FUND.........        0.82%
Pro Forma Fund.....................        0.80%
MODERATE BALANCED FUND.............        0.90%
Pro Forma Fund.....................        0.88%
GROWTH BALANCED FUND...............        0.98%
Pro Forma Fund.....................        0.93%
DIVERSIFIED EQUITY FUND
  A Shares.........................        1.05%
  B Shares.........................        1.89%
  I Shares.........................        1.06%
Pro Forma Fund
  A Shares.........................        1.00%
  B Shares.........................        1.75%
  I Shares.........................        1.00%
GROWTH EQUITY FUND
  A Shares.........................        1.46%
  B Shares.........................        2.25%
  I Shares.........................        1.35%
Pro Forma Fund
  A Shares.........................        1.25%
  B Shares.........................        2.00%
  I Shares.........................        1.25%

------------------------

1. Before fee waivers, Direct Advisory Fees (which are asset allocation fees) for each Pro Forma Fund would be 0.25%.

2. Before fee waivers and expense reimbursements, Other Expenses would have been: DIVERSIFIED BOND FUND, 0.43% and Pro Forma Fund, 0.39%; CONSERVATIVE BALANCED FUND, 0.45% and Pro Forma Fund, 0.40%; MODERATE BALANCED FUND, 0.40% and Pro Forma Fund, 0.37%; GROWTH BALANCED FUND, 0.40% and Pro Forma Fund, 0.37%;

    DIVERSIFIED EQUITY FUND, A Shares -- 1.63%, B Shares -- 1.57% and I Shares -- 0.39% and Pro Forma Fund, A Shares -- 0.42%; B Shares -- 0.67% and I Shares -- 0.37%; GROWTH EQUITY FUND, A Shares -- 1.85%, B Shares -- 1.66% and I Shares -- 0.39% and Pro Forma Fund, A Shares -- 0.44%, B Shares -- 0.76% and I Shares -- 0.37%.

3. Before fee waivers and expense reimbursements, Other Expenses of the Core Portfolios would have been: CONSERVATIVE BALANCED FUND, 0.03% and Pro Forma Fund, 0.16%; MODERATE BALANCED FUND, 0.04% and Pro Forma Fund, 0.15%; GROWTH BALANCED FUND, 0.06% and Pro Forma Fund, 0.15%; DIVERSIFIED EQUITY FUND (each class), 0.09% and Pro Forma Fund (each class), 0.13%; and GROWTH EQUITY FUND (each class), 0.13% and Pro Forma Fund (each class), 0.16%.

4. Before fee waivers and expense reimbursements, Combined Total Operating Expenses would have been: DIVERSIFIED BOND FUND, 0.78% and Pro Forma Fund, 1.14%; CONSERVATIVE BALANCED FUND, 0.93% and Pro Forma Fund, 1.15%; MODERATE BALANCED FUND, .97% and Pro Forma Fund, 1.17%; GROWTH BALANCED FUND, 1.04% and Pro Forma Fund, 1.20%; DIVERSIFIED EQUITY FUND, A Shares -- 2.37%, B Shares -- 3.31% and I Shares -- 1.13% and Pro Forma Fund, A Shares -- 1.29%, B Shares -- 2.54% and I Shares -- 1.24%; and GROWTH EQUITY FUND, A Shares -- 2.88%, B Shares -- 3.69% and I Shares -- 1.42% and Pro Forma Fund, A Shares -- 1.53%, B Shares 2.84% and I Shares 1.45%.

5. Before fee waivers, Rule 12b-1 Fees would be 1.00% for B Shares of each Fund. Long-term shareholders of B Shares may pay aggregate sales charges totaling more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.

EXAMPLE

    The following example illustrates the direct and indirect expenses that a shareholder would have paid assuming: (i) $1,000 investment in a Blended Fund's Shares; (ii) the application of the expenses listed under the "Combined Total Operating Expenses" in the table above; (iii) 5% annual returns; and (iv) reinvestment of all dividends and distributions. The example also assumes deduction of the maximum initial sales charge for A Shares, deduction of the contingent deferred sales charge for B Shares applicable to a redemption at the end of the period and the conversion of B Shares to A Shares at the end of six years. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN INDICATED.

                                                                                             1 YEAR       3 YEARS      5 YEARS
                                                                                           -----------  -----------  -----------
DIVERSIFIED BOND FUND....................................................................   $       7    $      23    $      40
Pro Forma Fund...........................................................................           8           25           44
CONSERVATIVE BALANCED FUND...............................................................           9           27           47
Pro Forma Fund...........................................................................           9           28           49
MODERATE BALANCED FUND...................................................................           9           29           50
Pro Forma Fund...........................................................................           9           28           49
GROWTH BALANCED FUND.....................................................................          10           31           55
Pro Forma Fund...........................................................................           9           30           51
DIVERSIFIED EQUITY FUND
  A Shares...............................................................................          55           77          100
  B Shares
    Assuming redemption at the end of the period.........................................          60           92          125
    Assuming no redemption...............................................................          19           59          102
  I Shares...............................................................................          11           34           59
Pro Forma Fund
  A Shares...............................................................................          55           75           98
  B Shares
    Assuming redemption at the end of the period.........................................          58           87          118
    Assuming no redemption...............................................................          18           55           95
  I Shares...............................................................................          10           32           55
GROWTH EQUITY FUND
  A Shares...............................................................................          59           89          121
  B Shares
    Assuming redemption at the end of the period.........................................          63          102          143
    Assuming no redemption...............................................................          23           70          120
  I Shares...............................................................................          14           43           75
Pro Forma Fund
  A Shares...............................................................................          57           83          111
  B Shares
    Assuming redemption at the end of the period.........................................          61           95          131
    Assuming no redemption...............................................................          20           63          108
  I Shares...............................................................................          13           40           69

                                                                                            10 YEARS
                                                                                           -----------
DIVERSIFIED BOND FUND....................................................................   $      88
Pro Forma Fund...........................................................................          99
CONSERVATIVE BALANCED FUND...............................................................         104
Pro Forma Fund...........................................................................         108
MODERATE BALANCED FUND...................................................................         112
Pro Forma Fund...........................................................................         108
GROWTH BALANCED FUND.....................................................................         121
Pro Forma Fund...........................................................................         114
DIVERSIFIED EQUITY FUND
  A Shares...............................................................................         167
  B Shares
    Assuming redemption at the end of the period.........................................         221
    Assuming no redemption...............................................................         221
  I Shares...............................................................................         131
Pro Forma Fund
  A Shares...............................................................................         162
  B Shares
    Assuming redemption at the end of the period.........................................         206
    Assuming no redemption...............................................................         206
  I Shares...............................................................................         122
GROWTH EQUITY FUND
  A Shares...............................................................................         212
  B Shares
    Assuming redemption at the end of the period.........................................         258
    Assuming no redemption...............................................................         258
  I Shares...............................................................................         165
Pro Forma Fund
  A Shares...............................................................................         189
  B Shares
    Assuming redemption at the end of the period.........................................         233
    Assuming no redemption...............................................................         233
  I Shares...............................................................................         151

ADDITIONAL INFORMATION ABOUT THE ADVISORY AGREEMENT

    The Advisory Agreement is substantially the same as the investment advisory agreements between Norwest and Core Trust for advising the Core Portfolios, except that the Core Portfolios do not receive asset allocation services and, therefore, are not subject to an asset allocation fee.

    Under the Advisory Agreement, Norwest manages the Blended Funds' investments at Norwest's expense, subject to the control of the Board and in accordance with the investment objective and policies of the Funds. In this regard, it is the responsibility of Norwest to make decisions relating to each Fund's investments and to place purchase and sale orders regarding those investments with brokers or dealers selected in Norwest's discretion.

    The Advisory Agreement was initially approved, with respect to each Blended Fund, by the sole shareholder of the Fund on November 9, 1994. The Advisory Agreement continues in effect with respect to a Blended Fund each year only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders of the Blended Fund, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of Norwest or the Blended Fund, at a meeting called for the purpose of voting on the Advisory Agreement. Continuance of the Advisory Agreement in its present form was most recently approved by the Board at a meeting held on July 29-30, 1996.

    The Advisory Agreement is terminable, with respect to a Blended Fund, without penalty by the Blended Fund on 60 days written notice when authorized either by vote of the Blended Fund's shareholders or by a vote of a majority of the Board or by Norwest on 60 days' written notice and will automatically terminate in the event of its assignment.

    Set forth below are the: (i) current contractual investment advisory fees payable to Norwest by the Trust with respect to each Fund based on the average daily net assets of the respective Fund; (ii) contractual advisory fees that would be borne by each Fund, without waivers, under the proposed structure, assuming the current asset allocation percentages; and (iii) difference between the current contractual amount and the proposed contractual amount, without waivers, expressed as a percentage of the current contractual amount:

FUND                                                                           CURRENT FEE     PROPOSED FEE      DIFFERENCE
----------------------------------------------------------------------------  --------------  ---------------  ---------------
Conservative Balanced Fund..................................................        0.45%            0.60%              33%
Moderate Balanced Fund......................................................        0.53%            0.65%              23%
Growth Balanced Fund........................................................        0.58%            0.69%              21%
Diversified Equity Fund.....................................................        0.65%            0.73%              12%
Growth Equity Fund..........................................................        0.90%            0.93%               3%
Diversified Bond Fund.......................................................        0.35%            0.60%              71%

    For the fiscal period ended May 31, 1996, under the Advisory Agreement, Norwest received the following amounts from the Blended Funds for advisory services:

Conservative Balanced Fund....................................................  $ 376,529
Moderate Balanced Fund........................................................  $1,208,825
Growth Balanced Fund..........................................................  $1,424,260
Diversified Equity Fund.......................................................  $3,038,858
Growth Equity Fund............................................................  $3,342,391
Diversified Bond Fund.........................................................  $ 344,777

    Assuming that the proposed advisory fee structure had been in place during the same period and that Norwest had waived the asset allocation fee as described in the Comparative Fee Table above, Norwest would have received exactly the same dollar amount in fees.

    For the period ended May 31, 1996, Norwest reimbursed International Portfolio II $1,005,925 with respect to advisory fees paid by the Portfolio to Schroder. Had the new fee structure been in place during that period, it is estimated that Schroder would have received, with respect to the Blended Funds' investments in International Portfolio II: $14,198 from Conservative Balanced Fund; $61,923 from Moderate Balanced Fund; $108,338 from Growth Balanced Fund; $317,235 from Diversified Equity Fund; and $504,140 from Growth Equity Fund.

EVALUATION BY THE BOARD

    At a meeting held on January 28, 1997, the Board considered and voted to approve and recommended shareholder approval of an amendment to the Advisory Agreement providing for payment by the Blended Funds to Norwest of an asset allocation fee in an amount up to 0.25% of the average daily net assets of the Fund to the extent the Fund invests in two or more investment companies, such as the Core Portfolios. The Board also considered and approved the payment by the Blended Funds to Norwest of an advisory fee only with respect to Fund assets that are invested by Norwest directly in portfolio securities.

    The Board considered various matters in evaluating the reasonableness and fairness of the new indirect fee structure and asset allocation fee. In particular, the Board examined and weighed: (i) the nature and duration of and the Board's oversight authority with respect to the fee waivers agreed to by Norwest and Forum; (ii) the nature and quality of the services rendered and the results achieved by Norwest in its management of each Blended Fund (including investment performance comparisons with other mutual funds and certain indices);
(iii) changes in the mutual fund industry that have affected the Blended Funds;
(iv) the payments received by Norwest from all sources related to both the Blended Funds and the other investment companies advised by Norwest; (v) the organizational capabilities and financial condition of Norwest; (vi) an analysis of the proposed fee rate change; (vii) information concerning each Blended Fund's expense ratio on both an existing and pro forma basis; (viii) information as to the advisory fees paid by other portfolios advised by Norwest with investment objectives and policies similar to those of each Fund (see "Additional Information -- Portfolio Comparison" below); and (ix) competitive industry fee structures and expense ratios, including, specifically, the relationship of the proposed advisory fee rates to those typically paid by similar funds.

    Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.

    - The Board considered the performance of each Blended Fund compared to the performance of other funds with comparable investment objectives and as compared to securities indices. The Board took into account the historical investment results of each Blended Fund and the likelihood that Norwest would provide the same quantity and quality of investment advice to each Core Portfolio with respect to the assets of a Blended Fund as it currently provides directly to the Blended Fund.

    - The Board considered the effect of the asset allocation fee charged by Norwest on each Blended Fund's fee rates and expense ratios (which include the indirect advisory fees and all other direct and indirect operating expenses incurred by the Fund).

    - The Board considered the advisory fees paid by other investment companies with similar investment objectives. In addition to comparing the proposed advisory fees, the Board also compared projected operating expense ratios with the ratios of those investment companies. Notwithstanding that the expansion of the Core and Gateway structure and the payment by the Blended Funds of an asset allocation fee would potentially result in increased direct and indirect contractual advisory fees, the Board believes that even after any such increase, the advisory fees and expense ratios would remain comparable to industry norms.

    - The Board reviewed the general nature of the non-advisory services performed by Norwest and the fees received by Norwest for performing the services. In addition, the Board considered the organizational structure employed by Norwest in providing the services.

    THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL FOUR.

                                 PROPOSAL FIVE

      APPROVAL OF CHANGES TO THE FUND'S INVESTMENT ADVISORY FEE STRUCTURE

                 RELATED TO THE INVESTMENT OF THE FUND'S ASSETS

                          IN TWO INVESTMENT COMPANIES

    Shareholders of Cash Investment Fund are entitled to vote on Proposal Five. Approval of this Proposal requires a 1940 Act Majority.

INTRODUCTION

    Upon approval of this Proposal, the Fund would convert to a fund-of-funds structure and invest, as a non-fundamental policy, equally in two money market portfolios of Core Trust -- Money Market Portfolio and Rated Money Market Portfolio (the "Core Portfolios"). See Proposal Three "Core and Gateway Structures -- Fund-of-Funds" above.

    Money Market Portfolio will have the same investment objective and policies as the Fund. While the investment objective and policies of Rated Money Market Portfolio will be substantially the same as the Fund's, the Portfolio also will seek to obtain and maintain, as a non-fundamental policy, a single "A" rating from Standard & Poor's Corporation, a nationally recognized statistical rating organization (a "NRSRO").

    It is proposed that Cash Investment Fund invest in the Core Portfolios in order to pool its assets with other investors in the Core Portfolios thereby achieving a larger asset base that could result in investment and administrative efficiencies and enhanced portfolio diversification. Forum and Norwest believe that the Fund also will benefit from the investment of one-half of the Fund's assets in a money market fund that is rated by a NRSRO. In the event that shareholders of Ready Cash Investment Fund do not vote to approve Proposal Three (thereby allowing Ready Cash Investment Fund to invest all of its assets in Rated Money Market Fund), however, Cash Investment Fund would not convert to a fund-of-funds structure.

    Since October 1987 when the Fund commenced operations, its expense ratio has ranged between 0.45% and 0.51% of the Fund's average daily net assets. During that period, the effective federal funds rate has ranged between approximately 2.58% and 10.71%. Norwest and/or Forum has waived fees and/or reimbursed expenses in every year. Forum and Norwest have no current intention of making the Fund available to a different shareholder base than they have over the past 10 years or of increasing any fee or reducing any fee waiver in the future irrespective of the proposed restructuring.

    Shareholders are asked in this Proposal to approve changes in the Fund's advisory fee structure. Specifically, the investment by the Fund in the Core Portfolios entails both a restructuring in the nature and an increase in the contractual amount of investment advisory fees that could be paid directly and indirectly by the Fund. As a result of agreed to waivers, however, approval of this Proposal will not affect the amount of expenses borne by the Fund for at least two fiscal years. Thereafter, the amount paid directly and indirectly for advisory services by the Fund would increase only upon approval by the Board and notice to shareholders.

CURRENT AND PROPOSED ADVISORY FEE STRUCTURE

    The contractual advisory fee indirectly applicable to Cash Investment Fund, after the restructuring, would be a blend of the advisory fees of each of the two Core Portfolios and would exceed the contractual advisory fee to which Norwest is entitled currently. As a result of a fee waiver described below, however, the amount the Fund would pay for investment advisory services would not increase over the contractual amount currently payable by the Fund. Norwest would not receive an asset allocation fee with respect to the investment by the Fund in the Core Portfolios.

    The following table describes the contractual advisory fee that Norwest would be entitled to receive after May 31, 1999 from Money Market Portfolio and Rated Money Market Portfolio under the new structure. The table shows also the blended advisory fee rate that would be borne by Cash Investment Fund. The fee payable by Money Market

Portfolio is the same contractual advisory fee currently payable by Cash Investment Fund, and the fee payable by Rated Money Market Portfolio is the same as the fee currently payable by Ready Cash Investment Fund.

                                                            ADVISORY FEE     ADVISORY FEE     ADVISORY FEE
                                                            FOR THE FIRST    FOR THE NEXT        FOR THE
                                                           $300 MILLION OF  $400 MILLION OF     REMAINING
                                                               AVERAGE          AVERAGE          AVERAGE
                                                              DAILY NET        DAILY NET        DAILY NET
                                                               ASSETS           ASSETS           ASSETS
                                                           ---------------  ---------------  ---------------
Money Market Portfolio...................................         0.20%            0.16%            0.12%
Rated Money Market Portfolio.............................         0.40%            0.36%            0.32%
Cash Investment Fund (blended rate)......................         0.30%            0.26%            0.22%

    To reduce the effect of the increase in the indirect contractual advisory fee applicable to Cash Investment Fund, Norwest has agreed to waive until May 31, 1999 that portion of the advisory fee payable by Money Market Portfolio that exceeds 0.10% of the average daily net assets of the Core Portfolio. As a result of that waiver and additional fee waivers for other services provided by Norwest and Forum, the Fund would not experience an increase in the total operating expenses above its current annual ratio of 0.48%. Norwest and Forum have agreed that, after May 31, 1999, only with Board approval and notice to shareholders could the Total Operating Ratio be increased above 0.48% of the average daily net assets of the Fund by virtue of a reduction in the waivers or otherwise.

    As a result, shareholders in the Fund would not experience, for at least two fiscal years, an increase in total operating expenses following implementation of the proposed changes. The Fund's fee structure, however, would change as a result of its investment in the Core Portfolios because certain fees (such as advisory and custody fees) would be borne by the Fund indirectly as an interestholder in the Core Portfolios rather than directly. See "Comparative Fee Table" below.

COMPARATIVE FEE TABLE

    The following table is intended to compare the various expenses that an investor in the Fund would bear directly or indirectly after conversion by the Fund to a fund-of-funds structure with the expenses the investor bears currently. Shareholders should read this information carefully before voting on this Proposal.

    The table shows the expenses of the Fund for the fiscal year ended May 31, 1996 and a pro forma adjustment thereof (the "Pro Forma Fund") assuming the Fund had invested all of its investable assets in the Core Portfolios for the period presented. The table also assumes that the assets of Ready Cash Investment Fund were invested in Rated Money Market Portfolio and that the average assets invested by Cash Investment Fund were the same as the average net assets of the Fund for that period.

ANNUAL OPERATING EXPENSES

(As a percentage of average net assets)

                                                       GATEWAY FUND                    CORE PORTFOLIO
                                             ---------------------------------  ----------------------------
                                                                   OTHER                           OTHER       COMBINED TOTAL
                                                                  EXPENSES      ADVISORY FEES    EXPENSES        OPERATING
                                                                   (AFTER          (AFTER         (AFTER      EXPENSES (AFTER
                                              ADVISORY FEES     WAIVERS)(1)       WAIVERS)       WAIVERS)       WAIVERS)(4)
                                             ---------------  ----------------  -------------  -------------  ----------------
Fund.......................................          0.14%         0.34%                 N/A            N/A        0.48%
Pro Forma Fund.............................          None          0.24%             0.22%(2)       0.02%(3)       0.48%

------------------------

1. Before fee waivers and expense reimbursements, Other Expenses would be 0.35% for the Fund and 0.27% for the Pro Forma Fund.

2.  Before fee waivers, the Investment Advisory Fees would be 0.24%.

3. Before fee waivers and expense reimbursements, Other Expenses would be 0.12%.

4. Before fee waivers and expense reimbursements, Combined Total Operating Expenses would be 0.49% for the Fund and 0.63% for the Pro Forma Fund.

EXAMPLE

    The following example illustrates the direct and indirect expenses that a shareholder would pay assuming: (i) a $1,000 investment in a Fund; (ii) the expenses listed under "Combined Total Operating Expenses" in the table above;
(iii) 5% annual returns; (iv) reinvestment of all dividends and distributions; and (v) full redemption at the end of the period. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE GREATER OR LESS THAN INDICATED.

                                                                         1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                       -----------  -----------  -----------  -----------
The Fund.............................................................   $       5    $      15    $      27    $      60
Pro Forma Fund.......................................................   $       5    $      15    $      27    $      60

ADDITIONAL INFORMATION ABOUT THE CORE PORTFOLIOS' INVESTMENT ADVISORY AGREEMENT

    The investment advisory agreement between Norwest and Core Trust on behalf of each Core Portfolio (the "Advisory Agreement") is substantially the same as the investment advisory agreement between Norwest and the Trust on behalf of the Fund, except with respect to the amount of the advisory fee payable.

    Under the Advisory Agreement, Norwest manages the Core Portfolios' investments at Norwest's expense, subject to the control of the Core Board and in accordance with the investment objective and policies of the Core Portfolio. In this regard, it is the responsibility of Norwest to make decisions relating to each Core Portfolio's investments and to place purchase and sale orders regarding those investments with brokers or dealers selected in Norwest's discretion.

    The Advisory Agreement was initially approved, with respect to each Core Portfolio, by the Core Board of Core Trust on March 13, 1997 (subject to the approval of the initial shareholders). The Advisory Agreement will be in effect for an initial period of two years following approval by the initial shareholders and, thereafter, will continue in effct with respect to a Core Portfolio each year only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders of the Core Portfolio, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of Norwest or the Core Portfolio, at a meeting called for the purpose of voting on the Advisory Agreement.

    The Advisory Agreement is terminable, with respect to a Core Portfolio, without penalty by the Core Portfolio on 60 days' written notice when authorized either by vote of the Core Portfolio's shareholders or by a vote of a majority of the Board or by Norwest on 60 days' written notice and automatically terminates in the event of its assignment.

    Currently, based on Fund asset levels as of May 31, 1996, the contractual advisory fee borne by the Fund is an effective rate of 0.14% of the average daily net assets of the Fund. The aggregate contractual advisory fee that would be paid by the Core Portfolio and, thus, borne by the Fund, without waivers, under the proposed structure, based on Fund asset levels as of May 31, 1996, would equal 0.24% of the average daily net assets of the Fund. The difference between the current contractual amount and the proposed contractual amount, without waivers, expressed as a percentage of the current contractual amount is 71%.

    For the fiscal period ended May 31, 1996, under the Advisory Agreement, Norwest received $2,383,128 from the Fund for advisory services. During that period, the Fund also paid $5,617,894 (after waivers) for other services necessary to the Fund to Norwest, Forum and other service providers which, together with the amount paid for advisory services, equaled $8,001,022. Assuming that the proposed advisory fee structure had been in place during the same period and that Norwest had waived the portion of the advisory fee payable by Money Market Portfolio as described in the Comparative Fee Table above: (i) Norwest would have received $3,744,915 from the Fund for advisory services; and
(ii) the Fund would have paid approximately $4,256,107 for other services necessary to the Fund to Norwest, Forum and other service providers which amount, together with the amount the Fund would have paid indirectly for advisory services, would equal $8,001,022.

EVALUATION BY THE BOARD

    At the meeting held on January 28, 1997, the Board considered and voted to approve and recommended shareholder approval of changes to the Fund's advisory fee structure, related to the investment of the Fund's assets in two investment companies, that result in the payment by the Fund of aggregate indirect advisory fees that, after May 31, 1999 and only with Board approval, could exceed the contractual advisory fee currently applicable to the Fund.

    The Board considered various matters in evaluating the reasonableness and fairness of the new indirect fee structure. In particular, the Board examined and weighed: (i) the nature and duration of and the Board's oversight authority with respect to the fee waiver agreed to by Norwest; (ii) the nature and quality of the services rendered and the results achieved by Norwest in its management of the Fund (including investment performance comparisons with other mutual funds and certain indices); (iii) changes in the mutual fund industry that have affected the Fund; (iv) the payments received by Norwest from all sources related to both the Fund and the other investment companies advised by Norwest;
(v) the organizational capabilities and financial condition of Norwest; (vi) an analysis of the proposed fee rate change; (vii) information concerning the Fund's expense ratio on both an existing and pro forma basis; (viii) information as to the advisory fees paid by other portfolios advised by Norwest with investment objectives and policies similar to those of the Fund (see "Additional Information -- Portfolio Comparison," below); and (ix) competitive industry fee structures and expense ratios, including, specifically, the relationship of the proposed advisory fee rates to those typically paid by similar funds, bank-advised mutual funds and funds investing through a Core and Gateway structure.

    Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.

    - The fact that Norwest has agreed to waive, until May 31, 1999, a portion of advisory fee payable by Money Market Portfolio and that Norwest and Forum have agreed to additional waivers for other services so that the Fund would not experience an increase in the total operating expenses above its current annual ratio of 0.48%. Thereafter the Board would approve any reduction in the waiver.

    - The possibility that using the Core and Gateway structure could achieve greater investment and administrative efficiencies, and enhanced portfolio diversification than it could realize if it did not convert to a Core and Gateway structure. The Board considered that, to the extent that certain operating costs may be fixed and are currently borne by the Fund alone, these expenses could instead be borne in whole or in part directly by the Core Portfolios and indirectly shared pro rata by the Fund and other investors in the Core Portfolios.

    - The fact that a larger asset base may allow the purchase of investment securities by a Core Portfolio in larger denominations, resulting in possible reductions in certain transactional and custodial expenses.

    - The greater diversification that may be achieved by investing a portfolio with a larger asset base. Greater diversification is beneficial to shareholders of the Fund because it may reduce the negative effect which the adverse performance of any one portfolio security may have on the performance of the entire investment portfolio.

    - The opinion of the management of the Trust that it is unlikely that the Fund's asset base could be grown significantly above their present size, which is below the asset level required to garner, without resorting to a Core and Gateway structure in each of the Core Portfolios.

    - The flexibility both to attract and retain assets under management provided by a Core and Gateway structure.

    - The fact that in certain cases the foregoing benefits would likely arise only if the Fund's Core Portfolios were to attract the assets of investors other than those investing in the Fund. The Board also considered that there is no assurance that expense savings or other benefits will be realized even if other investors invest in a Core Portfolio.

    - The opinion of management of the Trust that over time the aggregate per share expenses of the Fund investing in the Core Portfolios should not be more than the expenses that would be incurred by the Fund if it continues to invest directly in securities, although there can be no assurance that any expense savings would be realized.

    - The possibility that Norwest, Forum and other service providers to the Fund may benefit through increased economies of scale in the event that assets under management rise, whether or not there is a corresponding benefit to Fund shareholders. The Board considered that conversion to a Core and Gateway structure may enable Norwest to increase assets under management through development of new Gateway Funds with less risk than would be possible without this structure. Because investors in a new Gateway Fund would invest their assets in a Core Portfolio with an established performance record, Norwest could attract assets with less risk of limited success than is typical in the early, developmental years of an investment vehicle.

    - The costs of the proposed change in fund structure, other options to the proposed change, and the tax-free nature of the proposed change.

    - The Board considered the advisory fees paid by other investment companies:
      (i) with similar investment objectives; and (ii) that invest in a Core and Gateway structure. In addition to comparing the proposed advisory fees, the Board also compared the Fund's projected operating expense ratio with the ratios of those investment companies. Notwithstanding that the conversion to a Core and Gateway structure would, absent waivers, result in increased indirect contractual advisory fees, the Board believes that even after any such increase, the advisory fee and expense ratio would remain comparable to industry norms.

    - The Board reviewed the general nature of the non-advisory services performed by Norwest and the fees received by Norwest for performing the services. In addition, the Board considered the organizational structure employed by Norwest in providing the services.

    Based on the foregoing, the Trustees, including a majority of the independent Trustees, determined that it would be in the best interests of each Fund and its respective shareholders for shareholders to approve this Proposal.

    THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL FIVE.

                                  PROPOSAL SIX

               TO APPROVE A SUBADVISORY AGREEMENT AMONG NORWEST,

  GALLIARD CAPITAL MANAGEMENT, INC., AND THE TRUST, ON BEHALF OF CERTAIN FUNDS

    Shareholders of Stable Income Fund, Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund and Growth Balanced Fund (the "Funds"), voting separately by Fund, are entitled to vote on this Proposal. Approval of this Proposal with respect to a Fund requires a 1940 Act Majority.

INTRODUCTION

    Galliard Capital Management, Inc. ("Galliard") is a registered investment adviser and a wholly owned subsidiary of Norwest. Certain of Galliard's employees, who currently are also employees of Norwest, assist Norwest personnel in managing the assets of the Funds that are invested in a stable income investment style or managed fixed income investment style ("Galliard management personnel"). Currently, Stable Income Fund invests substantially all of its assets, and each of Diversified Bond Fund, Conservative Balanced Fund and Moderate Balanced Fund invests a portion of its assets, in stable income style. Each of the Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund and Growth Balanced Fund (the "Blended Funds") also invests a portion of its assets in managed fixed income style. Dual employee Galliard management personnel who are primarily responsible for managing the day-to-day operations of the Funds are identified in the Funds' Prospectuses.

    Because Galliard contemplates operating in the future with a greater degree of independence from Norwest than has been the case in the past and utilizing management personnel who may not be employees of both Galliard and Norwest, Norwest and Forum have proposed that the Trust, on behalf of the Funds, enter into a formal investment subadvisory agreement with Norwest and Galliard (the "Subadvisory Agreement"). Norwest and Forum believe that the Subadvisory Agreement will reflect substantially the current arrangements between Galliard and Norwest with respect to the Funds.

THE SUBADVISORY AGREEMENT

    Subject to the general supervision of Norwest and the Board, dual employee Galliard management personnel currently make investment decisions for each Fund and continuously review, supervise and administer the Fund's investment program with respect to a portion of the Fund's assets. In this regard, it is the responsibility of Galliard management personnel to make decisions relating to each Fund's investments and to place purchase and sale orders regarding those investments with brokers or dealers selected in Galliard's discretion. Currently, Galliard receives a fee from Norwest to compensate Galliard for services provided by the dual employees.

    The terms of the Subadvisory Agreement would, in all material respects, be identical to the current arrangement between Norwest and Galliard. A form of subadvisory agreement is attached to this Proxy Statement as Appendix C.

    Galliard would continue, subject to Norwest's and the Board's supervision, to be responsible for managing the assets of a Fund, if any, for which Norwest delegates advisory responsibility. For its services with respect to a Fund, Galliard would be entitled to a fee from Norwest that could vary from time to time as a result of periodic negotiations with Galliard regarding such matters as the nature and extent of the services provided by Galliard to the Fund, the increased cost and complexity of providing services to the Fund, the investment record of Galliard in managing the Fund's assets and the nature and magnitude of the expenses incurred by Galliard in managing the Fund's assets and by Norwest in overseeing and administering management of the Fund. The contractual fee payable to Norwest by each Fund for investment advisory services will NOT change as a result of those negotiations.

    Initially, the fees would not exceed an amount equal to 0.30% of the average daily net assets of Stable Income Fund, 0.30% of the average daily net assets of each Blended Fund that are invested in stable income style, and 0.35% of the average daily net assets of a Blended Fund that are invested in managed fixed income style. See Appendix A-1 of Appendix C to this Proxy Statement.

EFFECT OF PROPOSED RESTRUCTURING ON THE SUBADVISORY AGREEMENT

    To accommodate the investment by a Fund in a Core and Gateway structure (as defined in Proposal Three), the Subadvisory Agreement provides that Galliard will provide and receive a fee for its services with respect to the assets of a Fund that are invested directly in stable income or managed fixed income style. To the extent that a Fund follows stable income style or managed fixed income style by investing in a Core Portfolio, Galliard would neither provide nor receive a fee for its services under the Subadvisory Agreement.

    Upon approval of Proposal Three, Diversified Bond Fund will convert to a fund-of-funds structure, and upon approval of Proposal Four, each other Blended Fund will expand its use of the fund-of-funds structure. Accordingly, each Blended Fund will invest the portion of its assets managed in a stable income style or managed fixed income style in Stable Income Portfolio or Managed Fixed Income Portfolio of Core Trust, respectively. Galliard will serve as subadviser to each of Stable Income Portfolio and Managed Fixed Income Portfolio pursuant to an investment subadvisory agreement that is substantially the same as the Subadvisory Agreement. Also, upon approval by the Funds of the Trust of the Proposals set forth in this Proxy Statement, Stable Income Fund intends to convert to a master-feeder structure and invest substantially all of its assets in Stable Income Portfolio. That conversion does not require shareholder approval. As a result, Galliard will provide direct advisory services to a Fund under the Subadvisory Agreement only in the event the Fund withdraws its investment from Stable Income Portfolio or Managed Fixed Income Portfolio.

ADDITIONAL INFORMATION ABOUT GALLIARD

    Galliard is located at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479. Galliard is a registered investment adviser and was incorporated in 1995 under the laws of the state of Minnesota. Galliard currently advises the Short Term Bond Fund and Intermediate Bond Fund portfolios of INTRUST Funds Trust, a registered open-end management investment company. Galliard management personnel have provided advisory services to Short Term Bond Fund and Intermediate Bond Fund since January 1, 1997. As of January 31, 1997, the net assets of Short Term Bond Fund were $15.3 million and of Intermediate Bond Fund were $16.7 million. No Trustee of the Trust now holds any securities issued by Galliard. For its advisory services to Short Term Bond Fund and Intermediate Bond Fund, Galliard is entitled to a fee of .125% of the average daily net assets of each fund.

    Set forth below is information concerning the sole Director and principal executive officer of Galliard, whose address is the same as that of Galliard:

         NAME                                   PRINCIPAL OCCUPATION
-----------------------  ------------------------------------------------------------------
Peter Jay Kiedrowski     Executive Vice President of Norwest Bank Minnesota, N.A.

EVALUATION BY THE BOARD

    The Board, at the meeting held on January 28, 1997, in approving the Subadvisory Agreement, determined that the terms of the Subadvisory Agreement are fair and reasonable and in the best interests of the Funds and their shareholders.

    The Board considered various matters in evaluating the reasonableness and fairness of the Subadvisory Agreement. In particular, the Board examined and weighed: (i) the nature, quality and extent of the services that are rendered and the results achieved by Galliard in its management of the Funds (including investment performance comparisons with other mutual funds and certain indices);
(ii) the relationship between Galliard and Norwest; (iii) the payments received by Galliard from all sources related to both the Funds and the other investment companies advised by Galliard; (iv) the organizational capabilities and financial condition of Galliard; (v) an analysis of the fee to be paid by Norwest to Galliard; and (vi) competitive industry fee structures and expense ratios, including, specifically the relationship of the proposed advisory fee rates to those typically paid by similar funds.

    THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE SUBADVISORY AREEMENT.

                                 PROPOSAL SEVEN

               TO APPROVE A SUBADVISORY AGREEMENT AMONG NORWEST,

 PEREGRINE CAPITAL MANAGEMENT, INC., AND THE TRUST, ON BEHALF OF CERTAIN FUNDS

    Shareholders of Diversified Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund and Small Company Growth Fund, voting separately by Fund, are entitled to vote on this Proposal. Approval of this Proposal with respect to a Fund requires a 1940 Act Majority.

INTRODUCTION

    Peregrine Capital Management, Inc. ("Peregrine") is a registered investment adviser and a wholly owned subsidiary of Norwest. Certain of Peregrine's employees, who currently are also employees of Norwest, assist Norwest personnel in managing the assets of the Funds that are invested in large company growth style, small company growth style or positive return style ("Peregrine management personnel"). Currently, each of Large Company Growth Fund and Small Company Growth Fund invests substantially all of its assets in large company growth style and small company growth style, respectively. In addition, each of the Funds identified below invests a portion of its assets in one or more of large company growth style, small company growth style and positive return style.

        INVESTMENT STYLE                         FUND
---------------------------------  --------------------------------
large company growth style         Conservative Balanced Fund
                                   Moderate Balanced Fund
                                   Growth Balanced Fund
                                   Diversified Equity Fund
                                   Growth Equity Fund

small company growth style         Conservative Balanced Fund
                                   Moderate Balanced Fund
                                   Growth Balanced Fund
                                   Diversified Equity Fund
                                   Growth Equity Fund

positive return style              Diversified Bond Fund
                                   Conservative Balanced Fund
                                   Moderate Balanced Fund
                                   Growth Balanced Fund

Dual employee Peregrine management personnel who are primarily responsible for managing the day-to-day operations of the Funds are identified in the Funds' Prospectuses.

    Because Peregrine contemplates operating in the future with a greater degree of independence from Norwest than has been the case in the past and utilizing management personnel who may not be employees of both Peregrine and Norwest, Norwest and Forum have proposed that the Trust, on behalf of the Funds, enter into a formal sub-advisory agreement with Norwest and Peregrine (the "Subadvisory Agreement"). Norwest and Forum believe that the Subadvisory Agreement will reflect substantially the current arrangements between Peregrine and Norwest with respect to the Funds.

THE SUBADVISORY AGREEMENT

    Subject to the general supervision of Norwest and the Board, dual employee Peregrine management personnel currently make investment decisions for each Fund and continuously review, supervise and administer the Fund's investment program with respect to a portion of the Fund's assets. In this regard, it is the responsibility of Peregrine management personnel to make decisions relating to each Fund's investments and to place purchase and sale orders regarding those investments with brokers or dealers selected in its discretion. Currently, Peregrine receives a fee from Norwest to compensate Peregrine for services provided by the dual employees.

    The terms of the Subadvisory Agreement would, in all material respects, be identical to the current arrangement between Norwest and Peregrine. A form of subadvisory agreement is attached to this Proxy Statement as Appendix C.

    Peregrine would continue, subject to Norwest's and the Board's supervision, to be responsible for managing the assets of a Fund, if any, for which Norwest delegates advisory responsibility. For its services with respect to a Fund, Peregrine would be entitled to a fee from Norwest that could vary from time to time as a result of periodic negotiations with Peregrine regarding such matters as the nature and extent of the services provided by Peregrine to the Fund, the increased cost and complexity of providing services to the Fund, the investment record of Peregrine in managing the Fund's assets and the nature and magnitude of the expenses incurred by Peregrine in managing the Fund's assets and by Norwest in overseeing and administering management of the Fund. The contractual fee payable to Norwest by each Fund for investment advisory services will NOT change as a result of those negotiations.

    Initially, the fees would not exceed an amount equal to 0.65% of the average daily net assets of Large Company Growth Fund, 0.65% of the average daily net assets of any Blended Fund that are invested in large company growth style, 0.90% of the average daily net assets of Small Company Growth Fund, 0.90% of the average daily net assets of any Blended Fund that are invested in small company growth style, and 0.35% of the average daily net assets of any Blended Fund that are invested in positive return style. See Appendix A-2 of Appendix C to this Proxy Statement.

EFFECT OF PROPOSED RESTRUCTURING ON THE SUBADVISORY AGREEMENT

    To accommodate the investment by a Fund in a Core and Gateway structure (as defined in Proposal Three), the Subadvisory Agreement provides that Peregrine will provide and receive a fee for its services with respect to the assets of a Fund that are invested directly in large company growth style, small company growth style and positive return style. To the extent that a Fund follows large company growth style, small company growth style or positive return style by investing in a Core Portfolio, Peregrine would neither provide nor receive a fee for its services under the Subadvisory Agreement.

    Upon approval of Proposal Three, Diversified Bond Fund will convert to a fund-of-funds structure and upon approval of Proposal Four, each other Blended Fund will expand its use of the fund-of-funds structure. Accordingly, each Blended Fund will invest the portion of its assets managed in large company growth style, small company growth style or positive return style in Large Company Growth Portfolio, Small Company Growth Portfolio and/or Positive Return Portfolio of Core Trust, respectively. Peregrine will serve as subadviser to each of those Core Portfolios pursuant to a subadvisory agreement that is substantially the same as the Subadvisory Agreement. Also, upon approval by the Funds of the Trust of the Proposals set forth in this Proxy Statement, each of Large Company Growth Fund and Small Growth Fund will convert to a master-feeder structure and invest substantially all of its assets in Large Company Growth Portfolio and Small Company Growth Portfolio, respectively. Those conversions do not require shareholder approval. As a result, Peregrine will provide direct advisory services to a Fund under the Subadvisory Agreement only in the event the Fund withdraws its investment from a Core Portfolio.

ADDITIONAL INFORMATION ABOUT PEREGRINE

    Peregrine is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402. Peregrine is a registered investment adviser and was incorporated in 1984 under the laws of the state of Minnesota. No Trustee of the Trust now holds any securities issued by Peregrine. Peregrine does not currently advise any other investment companies.

    Set forth below is information concerning the Directors and principal executive officer of Peregrine, whose address is the same as that of Peregrine:

                           NAME                                                    PRINCIPAL OCCUPATION
----------------------------------------------------------  ------------------------------------------------------------------
James R. Campbell, Director                                 Chairman of the Board and Director of Norwest Bank Minnesota,
                                                            N.A.; and Executive Vice President of Norwest Corporation
Robert B. Mersky, Director and President                    Head of Investments, Norwest Bank Minnesota, N.A.

EVALUATION BY THE BOARD

    The Board, at the meeting held on January 28, 1997, in approving the Subadvisory Agreement, determined that the terms of the Subadvisory Agreement are fair and reasonable and in the best interests of the Funds and their shareholders.

    The Board considered various matters in evaluating the reasonableness and fairness of the Subadvisory Agreement. In particular, the Board examined and weighed: (i) the nature, quality and extent of the services that are rendered and the results achieved by Peregrine in its management of the Funds (including investment performance comparisons with other mutual funds and certain indices);
(ii) the relationship between Peregrine and Norwest; (iii) the payments received by Peregrine from all sources related to the Funds; (iv) the organizational capabilities and financial condition of Peregrine; (v) an analysis of the fee to be paid by Norwest to Peregrine; and (vi) competitive industry fee structures and expense ratios, including, specifically the relationship of the proposed advisory fee rates to those typically paid by similar funds.

    THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE SUBADVISORY AGREEMENT.

                                 PROPOSAL EIGHT

               TO APPROVE A SUBADVISORY AGREEMENT AMONG NORWEST,

      UNITED CAPITAL MANAGEMENT, AND THE TRUST, ON BEHALF OF CERTAIN FUNDS

    Shareholders of Diversified Bond Fund, Total Return Bond Fund, Conservative Balanced Fund, Moderate Balanced Fund, Growth Balanced Fund and Contrarian Stock Fund voting separately by Fund, are entitled to vote on this Proposal. Approval of this Proposal with respect to a Fund requires a 1940 Act Majority.

INTRODUCTION

    United Capital Management, Inc., a part of Norwest Bank Colorado N.A. ("UCM"), is an affiliate of Norwest. Certain of UCM's employees, who currently are also employees of Norwest, assist Norwest personnel in managing the assets of Contrarian Stock Fund and the Funds that are invested in total return bond style ("UCM management personnel"). Currently, Total Return Bond Fund invests substantially all of its assets, and each of Conservative Balanced Fund, Moderate Balanced Fund and Diversified Bond Fund (the "Blended Funds") invests a portion of its assets, in total return bond style. Dual employee UCM management personnel who are primarily responsible for managing the day-to-day operations of the Funds are identified in the Funds' Prospectuses.

    Because UCM contemplates operating in the future with a greater degree of independence from Norwest than has been the case in the past and utilizing management personnel who may not be employees of both UCM and Norwest, Norwest and Forum have proposed that the Trust, on behalf of the Funds, enter into a formal sub-advisory agreement with Norwest and UCM (the "Subadvisory Agreement"). Norwest and Forum believe that the Subadvisory Agreement will reflect substantially the current arrangements between UCM and Norwest with respect to the Funds.

THE SUBADVISORY AGREEMENT

    Subject to the general supervision of Norwest and the Board, dual employee UCM management personnel currently make investment decisions for each Fund and continuously review, supervise and administer the Fund's investment program with respect to a portion of the Fund's assets. In this regard, it is the responsibility of UCM management personnel to make decisions relating to each Fund's investments and to place purchase and sale orders regarding those investments with brokers or dealers selected in its discretion. Currently, UCM receives a fee from Norwest to compensate UCM for services provided by the dual employees.

    The terms of the Subadvisory Agreement would, in all material respects, be identical to the current arrangement between Norwest and UCM. A form of subadvisory agreement is attached to this Proxy Statement as Appendix C.

    UCM would continue, subject to Norwest's and the Board's supervision, to be responsible for managing the assets of a Fund, if any, for which Norwest delegates advisory responsibility. For its services with respect to a Fund, UCM would be entitled to a fee from Norwest that could vary from time to time as a result of periodic negotiations with UCM regarding such matters as the nature and extent of the services provided by UCM to the Fund, the increased cost and complexity of providing services to the Fund, the investment record of UCM in managing the

Fund's assets and the nature and magnitude of the expenses incurred by UCM in managing the Fund's assets and by Norwest in overseeing and administering management of the Fund. The contractual fee payable to Norwest by each Fund for investment advisory services will NOT change as a result of those negotiations.

    Initially, the fee would not exceed, with respect to Contrarian Stock Fund, an amount equal to 0.80% of the first $300 million of the Fund's average daily net assets, 0.76% of the next $400 million of the Fund's average daily net assets and 0.72% of the remaining average daily net assets of the Fund. Initially, the fee for Total Return Bond Fund would not exceed an amount equal to 0.35% of the Fund's average daily net assets and the fee for any Blended Fund would not exceed 0.35% of the average daily net assets of any Blended Fund that are invested in total return bond style. See Appendix A-3 of Appendix C to this Proxy Statement.

EFFECT OF PROPOSED RESTRUCTURING ON THE SUBADVISORY AGREEMENT

    To accommodate the investment by a Fund in a Core and Gateway structure (as defined in Proposal Three), the Subadvisory Agreement provides that UCM will provide and receive a fee for its services with respect to the assets of a Fund that are invested directly in total return bond style. To the extent that a Fund follows total return bond style by investing in a Core Portfolio, UCM would neither provide nor receive a fee for its services under the Subadvisory Agreement.

    Upon approval of Proposal Three, Diversified Bond Fund will convert to a fund-of-funds structure and upon approval of Proposal Four, each other Blended Fund will expand its use of the fund-of-funds structure. Accordingly, each Blended Fund will invest the portion of its assets managed in total return bond style in Total Return Bond Portfolio of Core Trust. UCM will serve as subadviser to Total Return Bond Portfolio pursuant to a subadvisory agreement that is substantially the same as the Subadvisory Agreement. Also, upon approval by shareholders of Total Return Bond Fund of Proposal Four, the Fund will convert to a master-feeder structure and invest substantially all of its assets in Total Return Bond Portfolio. As a result, UCM will provide direct advisory services to a Fund under the Subadvisory Agreement only in the event the Fund withdraws its investment from a Core Portfolio.

ADDITIONAL INFORMATION ABOUT UCM

    UCM, located at 1700 Lincoln Street, Suite 3301, Denver, Colorado 80274, is a part of Norwest Bank Colorado N.A. UCM does not currently advise any other investment companies. No Trustee of the Trust now holds any securities issued by Norwest Bank Colorado N.A.

    Set forth below is information concerning the principal executive officer of UCM, whose address is the same as that of UCM:

                           NAME                                                    PRINCIPAL OCCUPATION
----------------------------------------------------------  ------------------------------------------------------------------
W. Lon Schreur                                              President of UCM

EVALUATION BY THE BOARD

    The Board, at the meeting held on January 28, 1997, in approving the Subadvisory Agreement, determined that the terms of the Subadvisory Agreement are fair and reasonable and in the best interests of the Funds and their shareholders.

    The Board considered various matters in evaluating the reasonableness and fairness of the Subadvisory Agreement. In particular, the Board examined and weighed: (i) the nature, quality and extent of the services that are rendered and the results achieved by UCM in its management of the Funds (including investment performance comparisons with other mutual funds and certain indices);
(ii) the relationship between UCM and Norwest; (iii) the payments received by UCM from all sources related to the Funds; (iv) the organizational capabilities and financial condition of UCM; (v) an analysis of the fee to be paid by Norwest to UCM; and (vi) competitive industry fee structures and expense ratios, including, specifically the relationship of the proposed advisory fee rates to those typically paid by similar funds.

    THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE SUBADVISORY AGREEMENT.

                                 PROPOSAL NINE

          APPROVAL OF AN AMENDMENT TO THE FUND'S INVESTMENT OBJECTIVE

    Shareholders of Diversified Bond Fund, Income Fund, Income Equity Fund, ValuGrowth Stock Fund and Small Company Growth Fund (the "Funds"), voting separately by Fund, are entitled to vote on this Proposal. Approval of this Proposal with respect to a Fund requires a 1940 Act Majority.

INTRODUCTION

    Each Fund's investment objective is a concise statement of the Fund's aim or goal. Norwest and Forum propose to amend the Funds' investment objectives to simplify them and/or to eliminate provisions that are investment policies. Listed below are the current and proposed objectives for each Fund.

              FUND                          CURRENT INVESTMENT OBJECTIVE                  PROPOSED INVESTMENT OBJECTIVE
---------------------------------  ----------------------------------------------  -------------------------------------------
Diversified Bond Fund              Provide consistent fixed income returns by      Provide total return by diversifying its
                                    investing primarily in a portfolio of           investments among different fixed- income
                                    intermediate maturity, investment grade fixed   investment styles.
                                    income securities.

Income Fund                        Seek current income and, secondarily, growth    Provide total return consistent with
                                    of capital.                                     current income.

Income Equity Fund                 Provide both long-term capital appreciation in  Provide long-term capital appreciation
                                    line with that of the overall equity            consistent with above-average dividend
                                    securities markets and above-average dividend   income.
                                    income.

ValuGrowth Stock Fund              Seek capital appreciation by investing in a     Provide long-term capital appreciation.
                                    diversified portfolio of common stock and
                                    securities convertible into common stock
                                    which may be rated or unrated.

Small Company Growth Fund          Provide long-term capital appreciation by       Provide long-term capital appreciation by
                                    investing primarily in small and medium-sized   investing in smaller domestic companies.
                                    domestic companies that are either growing
                                    rapidly or completing a period of significant
                                    change.

    The effect of the proposed amendments on each Fund is described below.

    DIVERSIFIED BOND FUND. The proposed amendment would simplify the Fund's investment objective but would not affect the manner in which the Fund's assets are managed. Specifically, the amendment would modify the Fund's objective and adopt non-fundamental policies that require the Fund to have an intermediate portfolio maturity and invest primarily in investment grade fixed-income securities and to diversify its portfolio by investing in more than one fixed-income style. A change in Fund policies that are designated as fundamental requires a 1940 Act Majority. Non-fundamental policies may be changed by the Board without shareholder approval.

    Currently, the Fund's investment objective requires the Fund to invest primarily in intermediate maturity, investment grade fixed-income securities. The Fund seeks to achieve its objective by investing one-third of its assets in each of three different investment styles that, as described in Proposal Three, will be converted to corresponding Core Portfolios of Core Trust. Currently, the maturities of the securities held by the Fund may be viewed as the result of investing through the investment styles rather than investing at least one-half of the Fund's assets in securities with an intermediate maturity.

    To accommodate the effects of investment in the three investment styles (and the Core Portfolios), the Fund would amend its investment objective as proposed and would adopt non-fundamental investment policies of maintaining an intermediate portfolio maturity and investing primarily in investment grade fixed-income securities. The policy requiring investments to be primarily in investment grade fixed-income securities would be identical to the Fund's existing investment objective except that it would be non-fundamental.

    The policy of maintaining an intermediate portfolio maturity would differ from the existing investment objective of investing primarily in securities with an intermediate maturity by requiring the Fund to maintain a weighted average intermediate maturity rather than requiring that at least one-half of the Fund's securities have an intermediate maturity. This change would accommodate the possibility that, as a result of utilizing the three investment styles (or Core Portfolios), less than one-half of the component securities had an intermediate maturity. Also, the Fund would be permitted to invest in a greater number of long-term and short-term securities than is currently the case.

    Increased investment in long-term securities will increase the effect of interest rate changes on the market value of the Fund's investment portfolio. Norwest and Forum believe, however, that by maintaining an intermediate portfolio maturity the Fund will decrease its exposure to the risks associated with movements in interest rates.

    INCOME FUND. The proposed amendment would eliminate the Fund's secondary objective. Management of the Trust believes that the secondary objective of growth of capital does not reflect the Fund's real focus of seeking income. Therefore, the proposed amendment would clarify that the Fund seeks to obtain current income and would not affect the manner in which the Fund's assets currently are managed.

    INCOME EQUITY FUND. The proposed amendment would clarify the Fund's emphasis on providing long-term capital appreciation consistent with above-average dividend income. The amendment would not affect the manner in which the Fund's assets currently are managed.

    VALUGROWTH STOCK FUND. The proposed amendment would simplify the Fund's objective. Forum and Norwest propose to eliminate the statements of investment policy set forth in the Fund's investment objective. The Fund would continue to have a non-fundamental policy of investing primarily, and normally would expect to have substantially all, of its assets invested in common stock and convertible securities and would otherwise invest in accordance with the policies currently stated in its Prospectuses. Non-fundamental policies may be changed by the Board without shareholder approval. Approval of this proposal would not affect the manner in which the Fund's assets currently are managed.

    SMALL COMPANY GROWTH FUND. The proposed amendment would simplify and clarify the Fund's investment objective. The amendment would conform the Fund's investment objective to the general market perception of the market capitalization of smaller companies, which generally is considered to be $1 billion or less. Forum and Norwest believe that the "small- and medium-sized" companies currently included in the objective may be designated generally as smaller companies. Accordingly, upon approval of this Proposal, the Fund would invest primarily in smaller companies with capitalizations of $1 billion or less at the time of purchase.

    In addition, Norwest would no longer be restricted in selecting securities of companies that are growing rapidly or completing a period of significant change. As a result, the Fund could invest in the securities of smaller companies that may provide an opportunity for capital appreciation for other reasons. Approval of this proposal would not otherwise affect the manner in which the Fund's assets currently are managed.

    THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL NINE.

                                 OTHER MATTERS

    Management knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters.

                         INFORMATION CONCERNING NORWEST

    Norwest is a subsidiary of Norwest Corporation, a bank holding company with operations in all 50 states and, as of December 31, 1996, $80.2 billion in total assets. Norwest provides investment advice with respect to assets that totaled approximately $42.6 billion as of December 31, 1996. As of February 25, 1997, Norwest Corporation owned directly or indirectly 100% of the outstanding shares of Norwest.

    Set forth below is information concerning the principal executive officer and Directors of Norwest:

NAME                                                                               PRINCIPAL OCCUPATION
----------------------------------------------------------  ------------------------------------------------------------------
Scott A. Kisting..........................................  Director, President and Chief Executive Officer of Norwest, and
                                                            Executive Vice President of Norwest Corporation
James R. Campbell.........................................  Chairman of the Board and Director of Norwest, and Executive Vice
                                                            President of Norwest Corporation
William H. Queenan........................................  Director of Norwest, and Executive Vice President and Chief Credit
                                                            Officer of Norwest Corporation
John T. Thornton..........................................  Director of Norwest and Executive Vice President and Chief
                                                            Financial Officer of Norwest Corporation
Richard C. Westergaard....................................  Director and Executive Vice President of Norwest

The address of each of these persons is Sixth and Marquette, Minneapolis, Minnesota 55479.

    Pursuant to agreements between the Trust and Norwest, Norwest acts as transfer agent and custodian and provides certain ministerial services in connection with the lending of the Funds' portfolio securities for the Trust. Norwest receives transaction fees for providing services in connection with the securities lending program. For the fiscal year ended May 31, 1996, the Trust paid Norwest the following amounts in transfer agency fees and custodial fees, respectively:

                                                                                TOTAL
                                                                             COMPENSATION       TOTAL
                                                                             FOR SERVICES    COMPENSATION
                                                                             AS TRANSFER     FOR SERVICES
                                                                                AGENT        AS CUSTODIAN
                                                                            --------------  --------------
Cash Investment Fund......................................................   $  4,115,883    $    180,261
Ready Cash Investment Fund................................................   $  1,463,228    $    131,517
U.S. Government Fund......................................................   $  3,744,761    $    165,425
Treasury Fund.............................................................   $  1,621,967    $     90,891
Municipal Money Market Fund...............................................   $    347,985    $     70,303
Stable Income Fund........................................................   $     88,439    $          0
Intermediate Government Income Fund.......................................   $    107,671    $          0
Diversified Bond Fund.....................................................   $    246,269    $          0
Income Fund...............................................................   $    457,882    $     32,741
Total Return Bond Fund....................................................   $    284,821    $     22,542
Limited Term Tax-Free Fund................................................   $          0    $          0
Tax-Free Income Fund......................................................   $    239,716    $     37,256
Colorado Tax-Free Fund....................................................   $     51,618    $     11,471
Minnesota Tax-Free Fund...................................................   $     29,308    $      3,621
Conservative Balanced Fund................................................   $    209,183    $          0
Moderate Balanced Fund....................................................   $    570,201    $          0
Growth Balanced Fund......................................................   $    613,905    $          0
Index Fund................................................................   $    226,426    $          0
Income Equity Fund........................................................   $    113,895    $          0
ValuGrowth Stock Fund.....................................................   $    403,952    $     30,037
Diversified Equity Fund...................................................   $  1,168,792    $          0
Growth Equity Fund........................................................   $    928,442    $          0
Large Company Growth Fund.................................................   $    105,443    $          0
Small Company Stock Fund..................................................   $    214,807    $     17,934
Small Company Growth Fund.................................................   $    459,327    $          0
Small Cap Opportunities Fund..............................................   $          0    $          0
Contrarian Stock Fund.....................................................   $    107,364    $      8,747
International Fund........................................................   $    175,887    $          0

    Norwest will continue to act as transfer agent and custodian and to provide securities lending services for each Fund of the Trust that receives shareholder approval to amend its advisory agreement at the Meeting. For each Fund that converts to a Core and Gateway structure, Norwest will continue to act as transfer agent for the Fund and will still receive custodial fees and fees for securities lending services with respect to the assets of the Funds that are invested directly in securities and for Norwest's services rendered to the Fund's Core Portfolio(s).

                      SHAREHOLDERS AS OF FEBRUARY 25, 1997

    As of February 25, 1997 the Trust had 7,851,852,680 outstanding shares, and the number of outstanding Shares of each Fund was: Cash Investment Fund, 2,240,111,706; Ready Cash Investment Fund, 1,865,173,192; U.S. Government Fund, 1,735,710,949; Treasury Fund, 940,632,640; Municipal Money Market Fund, 738,765,190; Stable Income Fund 11,444,886; Intermediate Government Income Fund, 36,847,617; Diversified Bond Fund, 6,337,764; Income Fund, 29,473,969; Total Return Bond Fund, 13,947,988; Limited Term Tax-Free Fund, 2,894,977; Tax-Free Income Fund, 30,418,868; Colorado Tax-Free Fund, 6,087,773; Minnesota Tax-Free Fund, 4,139,420; Conservative Balanced Fund, 7,025,361; Moderate Balanced Fund, 20,460,736; Growth Balanced Fund, 20,157,074; Index Fund, 14,419,105; Income
Equity Fund, 13,952,812; ValuGrowth Stock Fund, 7,987,816; Diversified Equity Fund, 33,659,673; Growth Equity Fund, 28,158,898; Large Company Growth Fund, 3,767,628; Small Company Stock Fund, 12,223,461; Small Company Growth Fund, 14,390,353; Small Cap Opportunities Fund, 2,654,305; Contrarian Stock Fund, 1,257,401; and International Fund, 9,751,119.

    As of February 25, 1997, the Trustees and officers of the Trust as a group owned beneficially less than 1% of the outstanding Shares of each Fund of the Trust.

    The following table lists all persons known to the Trust who owned of record or beneficially 5% or more of the outstanding shares of a class of shares of a Fund as of February 25, 1997, as well as their percentage holding of all shares of the Fund. All percentages are rounded off to the nearest one percent. Certain persons own shares of the Funds of record only, including Alpine & Co., BHC Securities, Inc., EMSEG & Co., First Stock Co., Norwest Bank Minnesota, N.A. and Stout & Co.

                                                                                                  SHARE        % OF       % OF
                                      NAME AND ADDRESS                                           BALANCE       CLASS      FUND
                                      ------------------------------------------------------  -------------  ---------  ---------
CASH INVESTMENT FUND                  Norwest Bank Minnesota N.A.                               222,097,882     10%        10%
                                      Collective Trust Funds Clearing Account
                                      733 Marquette Avenue 4th Floor
                                      Minneapolis, MN 55479-0050
                                      Norwest Investment Services, Inc.                       1,782,753,768     80%        80%
                                      608 2nd Avenue 8th Floor
                                      Minneapolis, MN 55479-0162
READY CASH INVESTMENT FUND
  Investor Shares                     BHC Securities, Inc.                                      209,520,261     36%        11%
                                      One Commerce Square
                                      2005 Market Street
                                      Philadelphia PA 19103-3212
                                      Norwest Investment Services, Inc.                         352,978,040     61%        19%
                                      608 2nd Avenue 8th Floor
                                      Minneapolis, MN 55479-0162
  Exchange Shares                     Stephen P. Arkulary and Helen M. Doane                        101,221     26%        0%
                                      595 W. Wabasha St.
                                      Duluth, MN 55803
                                      BHC Securities, Inc.                                           41,738     11%        0%
                                      2005 Market St. Suite 1200
                                      Philadelphia, PA 19103
                                      Dennis M. Dougherty                                           198,009     52%        0%
                                      RD 1 Box 1444
                                      East Stroudsburg, PA 18301
  Institutional Shares                Seret & Co.                                                73,979,424     6%         4%
                                      Discretionary Cash
                                      1740 Broadway MS 8751
                                      Denver, CO 80274
                                      Norwest Bank Minnesota N.A.                               289,744,782     22%        16%
                                      AMS
                                      VP4600301
                                      Attn: Cash Sweep Processing
                                      733 Marquette Avenue 4th Floor
                                      Minneapolis, MN 55479-0050

                                                                                                  SHARE        % OF       % OF
                                      NAME AND ADDRESS                                           BALANCE       CLASS      FUND
                                      ------------------------------------------------------  -------------  ---------  ---------
                                      Norwest Bank Minnesota N.A.                               624,410,509     48%        33%
                                      AMS
                                      VP4500022
                                      Attn: Cash Sweep Processing
                                      733 Marquette Avenue 4th Floor
                                      Minneapolis, MN 55479-0050
                                      Norwest Bank Minnesota, N.A.                               91,442,539     7%         5%
                                      AMS
                                      VP4500030
                                      Attn: Cash Sweep Processing
                                      733 Marquette Avenue 4th Floor
                                      Minneapolis, MN 55479-0050
                                      Alpine & Co.                                              103,032,907     8%         6%
                                      Non Discretionary
                                      1740 Broadway MS 8751
                                      Denver, CO 80274
U.S. GOVERNMENT FUND                  Alpine & Co.                                              155,829,543     9%         9%
                                      Non-Discretionary
                                      1740 Broadway MS 8751
                                      Denver, CO 80274
                                      Norwest Bank Minnesota N.A.                             1,186,204,996     68%        68%
                                      AMS
                                      Collective Trust Funds Clearing Account
                                      733 Marquette Avenue 4th Floor
                                      Minneapolis, MN 55479-0050
                                      Norwest Investment Services, Inc.                         323,483,773     19%        19%
                                      608 2nd Avenue 8th Floor
                                      Minneapolis, MN 55479-0162
TREASURY FUND                         Norwest Bank Minnesota N.A.                               515,188,185     55%        55%
                                      AMS
                                      Collective Trust Funds Clearing Account
                                      733 Marquette Avenue 4th Floor
                                      Minneapolis, MN 55479-0050
                                      Norwest Bank Colorado                                      69,030,037     7%         7%
                                      P.O. Box 400
                                      Colorado Springs, CO 80901
                                      Norwest Investment Services, Inc.                         232,931,031     25%        25%
                                      608 2nd Avenue 8th Floor
                                      Minneapolis, MN 55479-0162
MUNICIPAL MONEY MARKET FUND
  Investor Shares                     BHC Securities, Inc.                                       17,541,814     27%        2%
                                      One Commerce Square
                                      2005 Market Street
                                      Philadelphia PA 19103-3212
                                      Norwest Investment Services, Inc.                          47,021,794     72%        6%
                                      608 2nd Avenue 8th Floor
                                      Minneapolis, MN 55479-0162
  Institutional Shares                Norwest Bank Minnesota, N.A.                              181,091,372     27%        25%
                                      AMS
                                      Collective Trust Funds Clearing Account
                                      733 Marquette Avenue 4th Floor
                                      Minneapolis, MN 55479-0050
                                      Norwest Bank Minnesota N.A.                               259,907,252     39%        35%
                                      VP4620002
                                      Attn: Cash Sweep Processing
                                      733 Marquette Avenue 4th Floor
                                      Minneapolis, MN 55479-0050

                                                                                                  SHARE        % OF       % OF
                                      NAME AND ADDRESS                                           BALANCE       CLASS      FUND
                                      ------------------------------------------------------  -------------  ---------  ---------
                                      Alpine & Co.                                               34,308,702     5%         5%
                                      Non-Discretionary
                                      1740 Broadway MS 8751
                                      Denver, CO 80274
                                      FINABA                                                     52,889,454     8%         7%
                                      Non-Discretionary Cash Acct.
                                      1314 Avenue K
                                      Lubbock, TX 79401
                                      Norwest Investment Services, Inc.                         124,624,732     19%        17%
                                      608 2nd Avenue, 8th Floor
                                      Minneapolis, MN 55479-0162
STABLE INCOME FUND
  A Shares                            BHC Securities, Inc.                                           74,747     6%         1%
                                      One Commerce Square
                                      2005 Market Street
                                      Philadelphia, PA 19103-3212
                                      Ramsey Foundation                                             136,738     11%        1%
                                      8100 34th Avenue South
                                      PO Box 1309
                                      Minneapolis, MN 55440-1309
                                      St. Paul Ramsey Medical Center                                274,203     23%        2%
                                      6th Floor
                                      8100 34th Ave South
                                      PO Box 1309
                                      Minneapolis, MN 55440-1309
                                      Von Maur Investment Co.                                       115,493     10%        1%
                                      6565 Brady St.
                                      Davenport, IA 52806
                                      Aspen Medical Group, PA                                        90,810     7%         1%
                                      1021 Bandana Blvd. E, Suite 200
                                      St. Paul, MN 55108
                                      Analysts International Corporation                            216,969     18%        2%
                                      7615 Metro Blvd.
                                      Minneapolis, MN 55439
  B Shares                            Fred P. Mattson and Betty J. Mattson                            7,979     9%         0%
                                      P.O. Box 248
                                      Elmwood, WI 54740-0248
                                      BHC Securities, Inc.                                            4,565     5%         0%
                                      FAO 52490122
                                      One Commerce Square
                                      2005 Market St. STE 1200
                                      Philadelphia, PA 19103
                                      BHC Securities, Inc.                                            6,072     7%         0%
                                      FAO 52509602
                                      One Commerce Square
                                      2005 Market St. STE 1200
                                      Philadelphia, PA 19103
                                      BHC Securities, Inc.                                            4,758     5%         0%
                                      FAO 52510525
                                      One Commerce Square
                                      2005 Market St. STE 1200
                                      Philadelphia, PA 19103
                                      BHC Securities, Inc.                                            7,551     8%         0%
                                      FAO 52443692
                                      One Commerce Square
                                      2005 Market St. STE 1200
                                      Philadelphia, PA 19103

                                                                                                  SHARE        % OF       % OF
                                      NAME AND ADDRESS                                           BALANCE       CLASS      FUND
                                      ------------------------------------------------------  -------------  ---------  ---------
                                      Norwest Investment Services, Inc.                               9,247     10%        0%
                                      FBO 800059291
                                      608 2nd Avenue 8th Floor
                                      Minneapolis, MN 55479-0162
                                      Janet R. Anderson                                               6,183     7%         0%
                                      TOD
                                      1874 Summit Avenue
                                      St. Paul, MN 55105
                                      Charles Amjad-Ali                                               5,911     7%         0%
                                      1305 Dayton Avenue
                                      St. Paul, MN 55104
  I Shares                            EMSEG & Co.                                                 8,441,158     83%        74%
                                      c/o Norwest Bank Minnesota, N.A.
                                      733 Marquette Avenue
                                      Minneapolis, MN 55479-0036
                                      Norwest Bank Texas N.A.                                       502,534     5%         4%
                                      1500 Broadway
                                      Lubbock, TX 79408
                                      Norwest Advantage IRA Rollovers                               536,557     5%         5%
                                      773 Marquette Avenue
                                      Minneapolis, MN 55479-0040
DIVERSIFIED BOND FUND
  I Shares                            EMSEG & Co.                                                 5,430,216     86%        86%
                                      c/o Norwest Bank Minnesota, N.A.
                                      733 Marquette Avenue MS0036
                                      Minneapolis, MN 55479-0036
                                      Kiwils & Co.                                                  353,225     6%         6%
                                      c/o Norwest Bank Colorado N.A.
                                      1740 Broadway
                                      Denver, CO 80274-8676
                                      Norwest Bank Texas N.A.                                       286,662     5%         5%
                                      1500 Broadway
                                      Lubbock, TX 79408
INCOME FUND
  A Shares                            BHC Securities, Inc.                                          173,368     32%        1%
                                      One Commerce Square
                                      2005 Market Street
                                      Philadelphia PA 19103-3212
                                      Norwest Wealthbuilder                                          30,324     6%         0%
                                      Reinvest Account
                                      733 Marquette Avenue
                                      Minneapolis, MN 55479-0040
  I Shares                            Norwest Income Bond CTF                                    14,954,488     52%        51%
                                      P.O. Box 1450 NW 8477
                                      Minneapolis, MN 55480-8477
                                      Dentru & Co                                                 6,136,090     21%        21%
                                      Non-Discretionary Cash
                                      1740 Broadway Mail 8676
                                      Denver CO 80274
                                      FINABA                                                      2,360,946     8%         8%
                                      Non-Discretionary Cash Acct
                                      1314 Avenue K
                                      Lubbock, TX 79401

                                                                                                  SHARE        % OF       % OF
                                      NAME AND ADDRESS                                           BALANCE       CLASS      FUND
                                      ------------------------------------------------------  -------------  ---------  ---------
INTERMEDIATE GOVERNMENT INCOME FUND
  A Shares                            Ibrahim M. Madani                                             100,795     8%         0%
                                      and Salwa A. Abdulghaffar
                                      c/o Bernie Markel
                                      10010 Regency Circle
                                      Omaha, NE 68114
                                      BHC Securities, Inc.                                          278,610     22%        1%
                                      One Commerce Square
                                      2005 Market Street
                                      Philadelphia, PA 19103-3212
  I Shares                            EMSEG & Co.                                                28,694,005     83%        78%
                                      c/o Norwest Bank Minnesota, N.A.
                                      733 Marquette Avenue MS0036
                                      Minneapolis, MN 55479-0036
                                      Dentru & Co.                                                4,934,623     14%        13%
                                      c/o Norwest Bank Colorado N.A.
                                      1740 Broadway
                                      Denver, CO 80274-8676
TOTAL RETURN BOND FUND
  A Shares                            BHC Securities, Inc.                                           61,996     22%        0%
                                      One Commerce Square
                                      2005 Market Street
                                      Philadelphia PA 19103-3212
                                      Norwest Wealthbuilder                                         125,797     44%        1%
                                      Reinvest Account
                                      733 Marquette Avenue
                                      Minneapolis, MN 55479-0040
  I Shares                            Dentru & Co.                                                3,453,097     26%        25%
                                      Non-Discretionary Cash
                                      1740 Broadway Mail 8676
                                      Denver CO 80274
                                      Seret & Co.                                                 7,268,911     54%        52%
                                      Discretionary Reinvest
                                      1740 Broadway MS 8751
                                      Denver, CO 80274
TAX-FREE INCOME FUND
  A Shares                            BHC Securities, Inc.                                          427,389     15%        1%
                                      One Commerce Square
                                      2005 Market Street
                                      Philadelphia PA 19103-3212
  I Shares                            Dentru & Co                                                 7,321,678     27%        24%
                                      Non-Discretionary Cash
                                      1740 Broadway Mail 8676
                                      Denver CO 80274
                                      FINABA                                                      1,566,161     6%         5%
                                      Non-Discretionary Cash Acct.
                                      1314 Avenue K
                                      Lubbock, TX 79401
                                      Norwest Tax Exempt Bond Fund                               15,224,856     57%        50%
                                      P.O. Box 1450 NW 8477
                                      Minneapolis, MN 55480-8477
COLORADO TAX-FREE FUND
  A Shares                            BHC Securities, Inc.                                          532,405     19%        9%
                                      One Commerce Square
                                      2005 Market Street
                                      Philadelphia PA 19103-3212

                                                                                                  SHARE        % OF       % OF
                                      NAME AND ADDRESS                                           BALANCE       CLASS      FUND
                                      ------------------------------------------------------  -------------  ---------  ---------
                                      Walter Stonehocker and Roswitha Stonehocker                   258,866     9%         4%
                                      15600 Holly
                                      Brighton, CO 80601
  B Shares                            Ronald T. Stecker and Dorothy E. Stecker                       38,205     6%         1%
                                      27 Eagle Drive
                                      Littleton, CO 80123
  I Shares                            Dentru & Co                                                 2,605,211     98%        43%
                                      Non-Discretionary Cash
                                      1740 Broadway Mail 8676
                                      Denver, CO 80274
MINNESOTA TAX-FREE FUND
  A Shares                            BHC Securities, Inc.                                          405,780     17%        10%
                                      One Commerce Square
                                      2005 Market Street
                                      Philadelphia, PA 19103-3212
CONSERVATIVE BALANCED FUND
  I Shares                            EMSEG & Co.                                                 6,350,205     90%        90%
                                      c/o Norwest Bank Minnesota, N.A.
                                      733 Marquette Avenue
                                      Minneapolis, MN 55479-0036
                                      Seret & Co.                                                   318,726     5%         5%
                                      c/o Norwest Bank Colorado N.A.
                                      1740 Broadway
                                      Denver, CO 80274-8676
MODERATE BALANCED FUND
  I Shares                            EMSEG & Co.                                                18,299,148     89%        89%
                                      c/o Norwest Bank Minnesota, N.A.
                                      733 Marquette Avenue MS0036
                                      Minneapolis, MN 55479-0036
GROWTH BALANCED FUND
  I Shares                            EMSEG & Co.                                                17,576,630     87%        87%
                                      c/o Norwest Bank Minnesota, N.A.
                                      733 Marquette Avenue MS0036
                                      Minneapolis, MN 55479-0036
                                      Seret & Co.                                                 1,179,262     6%         6%
                                      c/o Norwest Bank Colorado N.A.
                                      1740 Broadway
                                      Denver, CO 80274-8676
INCOME EQUITY FUND
  A Shares                            BHC Securities, Inc.                                          497,000     39%        4%
                                      Trade House Acct.
                                      One Commerce Square
                                      2005 Market St.
                                      Philadelphia, PA 19103-3212
  I Shares                            EMSEG & Co.                                                 7,330,006     62%        53%
                                      c/o Norwest Bank Minnesota, N.A.
                                      733 Marquette Avenue MS0036
                                      Minneapolis, MN 55479-0036
                                      Dentru & Co.                                                2,154,610     18%        15%
                                      c/o Norwest Bank Colorado N.A.
                                      1740 Broadway
                                      Denver, CO 80274-8676
                                      Norwest Bank Texas N.A.                                     1,366,719     12%        10%
                                      1500 Broadway
                                      Lubbock, TX 79408

                                                                                                  SHARE        % OF       % OF
                                      NAME AND ADDRESS                                           BALANCE       CLASS      FUND
                                      ------------------------------------------------------  -------------  ---------  ---------
VALUGROWTH STOCK FUND
  A Shares                            BHC Securities, Inc.                                          290,570     38%        4%
                                      One Commerce Square
                                      2005 Market Street
                                      Philadelphia PA 19103-3212
                                      Norwest Wealthbuilder                                          41,168     5%         1%
                                      Reinvest Account
                                      733 Marquette Avenue
                                      Minneapolis, MN 55479-0040
  I Shares                            Dentru & Co                                                 3,165,187     45%        40%
                                      Non-Discretionary Cash
                                      1740 Broadway Mail 8676
                                      Denver CO 80274
                                      FINABA                                                      1,005,756     14%        13%
                                      Non-Discretionary Cash Acct.
                                      1314 Avenue K
                                      Lubbock, TX 79401
INDEX FUND
  I Shares                            EMSEG & Co.                                                13,879,476     96%        96%
                                      c/o Norwest Bank Minnesota, N.A.
                                      733 Marquette Avenue MS0036
                                      Minneapolis, MN 55479-0036
DIVERSIFIED EQUITY FUND
  A Shares                            BHC Securities, Inc.                                          309,702     55%        1%
                                      One Commerce Square
                                      2005 Market St.
                                      Philadelphia, PA 19103-3212
  I Shares                            EMSEG & Co.                                                27,745,676     86%        82%
                                      c/o Norwest Bank Minnesota, N.A.
                                      733 Marquette Avenue MS0036
                                      Minneapolis, MN 55479-0036
                                      Kiwils & Co.                                                2,576,052     8%         8%
                                      c/o Norwest Bank Colorado N.A.
                                      1740 Broadway MS 8676
                                      Denver, CO 80274-8676
GROWTH EQUITY FUND
  A Shares                            BHC Securities, Inc.                                          113,734     49%        0%
                                      One Commerce Square
                                      2005 Market St.
                                      Philadelphia, PA 19103-3212
                                      Norwest Wealthbuilder                                         164,846     71%        1%
                                      Reinvest Account
                                      733 Marquette Avenue
                                      Minneapolis, MN 55479-0040
  I Shares                            EMSEG & Co.                                                25,474,676     86%        82%
                                      c/o Norwest Bank Minnesota, N.A.
                                      733 Marquette Avenue MS0036
                                      Minneapolis, MN 55479-0036
LARGE COMPANY GROWTH FUND
  I Shares                            EMSEG & Co.                                                 3,341,611     89%        89%
                                      c/o Norwest Bank Minnesota, N.A.
                                      733 Marquette Avenue MS0036
                                      Minneapolis, MN 55479-0036
                                      Victoria & Co.                                                215,435     6%         6%
                                      One O'Connor Plaza
                                      Victoria, TX 77901

                                                                                                  SHARE        % OF       % OF
                                      NAME AND ADDRESS                                           BALANCE       CLASS      FUND
                                      ------------------------------------------------------  -------------  ---------  ---------
SMALL COMPANY STOCK FUND
  A Shares                            Norwest Wealthbuilder                                         110,549     22%        1%
                                      Reinvest Account
                                      733 Marquette Avenue
                                      Minneapolis, MN 55479-0040
                                      BHC Securities, Inc.                                          192,908     38%        2%
                                      One Commerce Square
                                      2005 Market Street
                                      Philadelphia PA 19103-3212
  B Shares                            BHC Securities, Inc                                            28,973     8%         0%
                                      FAO 52711393
                                      One Commerce Square
                                      2005 Market Street Suite 1200
                                      Philadelphia PA 19103
  I Shares                            Dentru & Co                                                 2,199,454     19%        18%
                                      Non-Discretionary Cash
                                      1740 Broadway Mail 8676
                                      Denver CO 80274
                                      Norwest Bank Minnesota N.A.                                   779,625     7%         6%
                                      CUST Norwest Foundation
                                      PO Box 1450
                                      Minneapolis, MN 55480-8477
SMALL COMPANY GROWTH FUND
  I Shares                            EMSEG & Co.                                                13,236,955     92%        92%
                                      c/o Norwest Bank Minnesota, N.A.
                                      733 Marquette Avenue MS0036
                                      Minneapolis, MN 55479-0036
                                      Vanguard Fiduciary Trust Co.                                1,061,988     7%         7%
                                      FBO Burlington Northern
                                      Santa Fe Pacific Corp. Retire/Savings Plan
                                      PO Box 2600
                                      Valley Forge, PA 19482
CONTRARIAN STOCK FUND
  A Shares                            BHC Securities, Inc.                                           10,033     64%        1%
                                      One Commerce Square
                                      2005 Market Street
                                      Philadelphia PA 19103-3212
                                      Richard & Ramute Bell                                           1,143     7%         0%
                                      CNSV Jody Kay Bell
                                      2902 Dover Drive
                                      Norfolk, NE 68701
                                      Larry L. Zehr                                                     791     5%         0%
                                      15030 SR 14 East
                                      New Haven, IN 46774
                                      Kristen Lea Call                                                  900     6%         0%
                                      CUST Kayla Anne Dowling UGMA CO
                                      3092 Blackhawk Street
                                      Aurora, CO 80011
  B Shares                            BHC Securities, Inc.                                              495     6%         0%
                                      FAO 51515722
                                      One Commerce Square
                                      2005 Market Street Suite 1200
                                      Philadelphia PA 19103

                                                                                                  SHARE        % OF       % OF
                                      NAME AND ADDRESS                                           BALANCE       CLASS      FUND
                                      ------------------------------------------------------  -------------  ---------  ---------
                                      BHC Securities, Inc.                                              657     8%         0%
                                      FAO 51686158
                                      One Commerce Square
                                      2005 Market Street Suite 1200
                                      Philadelphia PA 19103
                                      John R. Hanson                                                  1,302     16%        0%
                                      1755 E. Maple St.
                                      Ely, MN 55731
                                      Lynda J. Best                                                   1,279     16%        0%
                                      3270 Jay Avenue
                                      Brayton, IA 50042
                                      BHC Securities                                                  1,006     12%        0%
                                      FAO 52876157
                                      One Commerce Square
                                      2005 Market Street Suite 1200
                                      Philadelphia, PA 19103
                                      Doreen L. Reader                                                  597     7%         0%
                                      CUST Clarke F. Reader UTMA Co
                                      6812 Swadley Ct.
                                      Arvada, CO 80004
                                      Doreen L. Reader                                                  597     7%         0%
                                      CUST Kyle E. Reader UTMA Co
                                      6812 Swadley Ct.
                                      Arvada, CO 80004
  I Shares                            Dentru & Co                                                   489,877     40%        39%
                                      Non-Discretionary Cash
                                      1740 Broadway Mail 8676
                                      Denver CO 80274
                                      Seret & Co.                                                   503,407     41%        40%
                                      Discretionary Reinvest
                                      1740 Broadway MS 8751
                                      Denver, CO 80274
INTERNATIONAL FUND
  A Shares                            Norwest Wealthbuilder                                          34,283     39%        0%
                                      Reinvest Account
                                      733 Marquette Avenue
                                      Minneapolis, MN 55479-0040
                                      BHC Securities, Inc.                                           28,115     32%        0%
                                      One Commerce Square
                                      2005 Market Street Suite 1200
                                      Philadelphia PA 19103
  B Shares                            BHC Securities, Inc.                                            4,566     7%         0%
                                      FAO 52914649
                                      One Commerce Square
                                      2005 Market Street Suite 1200
                                      Philadelphia PA 19103
                                      BHC Securities, Inc.                                            7,722     11%        0%
                                      FAO 43268824
                                      One Commerce Square
                                      2005 Market Street Suite 1200
                                      Philadelphia PA 19103
  I Shares                            EMSEG & Co.                                                 7,772,791     81%        80%
                                      c/o Norwest Bank Minnesota, N.A.
                                      733 Marquette Avenue MS0036
                                      Minneapolis, MN 55479-0036

                                                                                                  SHARE        % OF       % OF
                                      NAME AND ADDRESS                                           BALANCE       CLASS      FUND
                                      ------------------------------------------------------  -------------  ---------  ---------
                                      Dentru & Co.                                                1,082,049     11%        11%
                                      c/o Norwest Bank Colorado N.A.
                                      1740 Broadway
                                      Denver, CO 80274-8676
SMALL CAP OPPORTUNITIES FUND
  A Shares                            Gordon F. Stanskas and Helen M. Stanskas                          574     5%         0%
                                      2224 North 7th Street
                                      Sheboygan, WI 53083
                                      Richard M. Leach and Peter W. Nash TTEE                         1,180     11%        0%
                                      The Edward Sturgis Trust
                                      c/o Forum Financial Group
                                      2 Portland Square
                                      Portland, ME 04101
                                      BHC Securities, Inc.                                            2,646     25%        0%
                                      One Commerce Square
                                      2005 Market Street
                                      Philadelphia, PA 19103
                                      Norwest Investment Services, Inc.                               2,619     25%        0%
                                      FBO 702167001
                                      608 Second Avenue South 8th Fl
                                      Minneapolis, MN 55479-0162
  B Shares                            Tom S. Maupin                                                     577     18%        0%
                                      1667 Oriole Drive
                                      Galesburg, IL 61401
                                      Rebecca P. King                                                   285     9%         0%
                                      2053 Knox Rd. 1400 E
                                      Oneida, IL 61467
                                      Norwest Investment Services, Inc.                                 582     18%        0%
                                      FBO 701984451
                                      608 Second Avenue South 8th Fl.
                                      Minneapolis, MN 55479-0162
                                      Norwest Investment Services, Inc.                                 197     6%         0%
                                      FBO 702005221
                                      608 Second Avenue South 8th Fl.
                                      Minneapolis, MN 55479-0162
                                      Linda B. Hildestad                                                160     5%         0%
                                      1054 Royal Ct.
                                      Shoreview, MN 55126
                                      Steve J. Jeffrey                                                  270     9%         0%
                                      4307 N. Sterling Ave. 152
                                      Peoria, IL 61615
                                      Russ O. Wilkins and Charlene J. Wilkins                           163     5%         0%
                                      684 S. Lake Drive
                                      Watertown, SD 57201
  I Shares                            EMSEG & Co.                                                 1,983,460     75%        75%
                                      c/o Norwest Bank MN
                                      733 Marquette Ave MS 0036
                                      Minneapolis, MN 55479-0036
                                      Seret & Co.                                                   208,896     8%         8%
                                      c/o Norwest Bank Colorado, N.A.
                                      1740 Broadway MS 8676
                                      Denver, CO 80274-8676
                                      Dentru & Co.                                                  182,520     7%         7%
                                      c/o Norwest Bank Colorado N.A.
                                      1740 Broadway MS 8676
                                      Denver, CO 80274-8676

                                                                                                  SHARE        % OF       % OF
                                      NAME AND ADDRESS                                           BALANCE       CLASS      FUND
                                      ------------------------------------------------------  -------------  ---------  ---------
                                      Victoria & Co.                                                160,754     6%         6%
                                      One O'Connor Plaza
                                      Victoria, TX 77901
LIMITED TERM TAX-FREE FUND
  I Shares                            Victoria & Co.                                                538,167     19%        19%
                                      Special Common Trust Fund
                                      One O'Connor Plaza
                                      Victoria, TX 77901
                                      Norwest Limited Term Tax-Exempt Bond Fund                   2,177,730     75%        75%
                                      PO Box 1450 NW 8477
                                      Minneapolis, MN 55480-8477

    As to its share holdings listed above, Norwest and its affiliates will solicit voting instructions with respect to the proposals to be acted upon at the Meeting from the beneficial owners of the Shares. Norwest will vote all of its share holdings in the same proportion and in accordance with the instructions received from such beneficial owners.

                             OFFICERS OF THE TRUST

    Certain information regarding each officer of the Trust is provided below, including the officer's name, age, position at the Trust and business experience for the last five years, and the date since which the officer has held his or her position. Information regarding Mr. Keffer, the President of the Trust since 1986, is provided in Proposal Two.

Richard C. Butt, 41, Vice President, Assistant Secretary and Treasurer since
1996.

    Managing Director, Forum Financial Group, with which he has been associated since May 1996. Prior thereto, from December 1994 to April 1996 Mr. Butt was a Director of the Financial Services Consulting Practice, KPMG Peat Marwick LLP. From November 1993 to August 1994, Mr. Butt was President of 440 Financial Distributors, Inc. (a mutual fund administrator and distributor) and prior thereto was Senior Vice President of 440 Financial Group, Inc. Mr. Butt is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor.

David I. Goldstein, 35, Vice President and Secretary since 1993.

    Managing Director and Counsel, Forum Financial Group, with which he has been associated since 1991. Prior thereto, Mr. Goldstein was associated with the law firm of Kirkpatrick & Lockhart LLP. Mr. Goldstein is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor.

Sara M. Clark, 33, Vice President and Assistant Treasurer since 1994.

    Managing Director, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, Ms. Clark was Controller of Wright Express Corporation (a national credit card company). Ms. Clark is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor.

Thomas G. Sheehan, 42, Vice President and Assistant Secretary since 1994.

    Managing Director and Counsel, Forum Financial Group, with which he has been associated since 1993. Prior thereto, Mr. Sheehan was Special Counsel to the Division of Investment Management of the Securities and Exchange Commission. Mr. Sheehan is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor.

Catherine S. Wooledge, 54, Assistant Secretary since 1997.

    Counsel, Forum Financial Group, with which she has been associated since 1996. Prior thereto, from September 1994 to 1996 Ms. Wooledge was associated with the law firm of Morrison & Foerster. From September 1993 to September 1994, Ms. Wooledge was associate corporate counsel at Franklin Resources, Inc. (registered investment advisor and mutual fund manager, distributor, and transfer agency company). Prior thereto, Ms. Wooledge was associated with the law firm of Drinker, Biddle & Reath. Ms. Wooledge is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor.

Renee A. Walker, 26, Assistant Secretary since 1994.

    Fund Administrator, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, Ms. Walker was an administrator at Longwood Partners (a manager of a hedge fund partnership) for a year. From 1991 to 1993 Ms. Walker was a sales representative at PaineWebber Incorporated (a registered broker-dealer).

                       NORWEST INVESTMENT SERVICES, INC.

    During the fiscal year ended May 31, 1996, ValuGrowth Stock Fund paid brokerage commissions of $10,494, which constituted 2.41% of the Fund's aggregate brokerage commissions, to Norwest Investment Services, Inc., a wholly-owned broker-dealer subsidiary of Norwest Corporation, the parent of Norwest.

                             ADDITIONAL INFORMATION

    It is anticipated that, following the Meeting, the Trust will not hold any meetings of shareholders except as required by federal or Delaware law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Secretary of the Trust, David I. Goldstein, in care of Forum, Two Portland Square, Portland, Maine 04101.

    Banks, broker-dealers and voting trustees and their nominees should advise Thomas G. Sheehan, in care of Forum, Two Portland Square, Portland, Maine 04101 whether, with respect to shares of record owned by them, other persons are beneficial owners of shares for which proxies are being solicited and if so, the number of copies of the Proxy Statement needed in order to supply copies to the beneficial owners of the shares.

               YOU ARE URGED TO FILL IN, DATE AND SIGN AND RETURN
                          THE ENCLOSED PROXY PROMPTLY

                                          By order of the Board of Trustees,

                                          David I. Goldstein
                                          VICE PRESIDENT AND SECRETARY

Portland, Maine
April 1, 1997

                                                                      APPENDIX A

                 NORWEST ADVANTAGE FUNDS-REGISTERED TRADEMARK-
                                    FORM OF
                         INVESTMENT ADVISORY AGREEMENT
                                  MAY 31, 1997

    AGREEMENT made as of this 31st day of May, 1997, between Norwest Advantage Funds (the "Trust"), a business trust organized under the laws of the State of Delaware with its principal place of business at Two Portland Square, Portland, Maine 04101 and Norwest Investment Management, Inc. (the "Adviser"), a corporation organized under the laws of the State of Minnesota with its principal place of business at Sixth Street and Marquette, Minneapolis, Minnesota 55479.

    WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is authorized to issue interests (as defined in the Trust's Trust Instrument), in separate series;

    WHEREAS, the Trust desires that the Adviser perform investment advisory services for each series of the Trust as listed in Appendix A hereto (each a "Fund" and collectively the "Funds"), and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

    NOW THEREFORE, the Trust and the Adviser agree as follows:

    SECTION 1.  THE TRUST; DELIVERY OF DOCUMENTS

    The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Trust Instrument, By-Laws and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust's Board of Trustees (the "Board"). The Trust is currently authorized to issue twenty-eight series of shares, and the Board is authorized to issue any unissued shares in any number of additional classes or series. The Trust has delivered copies of the documents listed in this Section 1 and will from time to time furnish Adviser with any amendments thereof.

    SECTION 2.  INVESTMENT ADVISER; APPOINTMENT

    The Trust hereby employs Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in the Funds and, without limiting the generality of the foregoing, to provide other services specified in Section 3 hereof.

    SECTION 3.  DUTIES OF THE ADVISER

    (a) The Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets in the Funds. Among other things, the Adviser shall make all decisions with respect to the allocation of the Funds' investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which a Fund may invest. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

    (b) The Adviser will report to the Board at each meeting thereof all changes in the Funds since the prior report, and will also keep the Board informed of important developments affecting the Trust, each Fund and the Adviser, and on its own initiative, will furnish the Board from time to time with such information as the Adviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in a Fund's holdings, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which a Fund maintains investments. The Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities for the Funds, the Adviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Trust's Trust Instrument, By-Laws and Registration Statement under the Act and the Securities Act, the limitations in the Act and in the Internal Revenue Code of 1986, as amended, in respect of regulated investment companies and the investment objectives, policies and restrictions of each Fund.

    (c) The Adviser will from time to time employ or associate with such persons as the Adviser believes to be particularly fitted to assist in the execution of the Adviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be incurred on the Trust's behalf in any such respect.

    (d) The Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Adviser shall be the property of the Trust. The Trust, or the Trust's authorized representatives, shall have access to such books and records at all times during the Adviser's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or the Trust's authorized representatives.

    (e) With respect to a Fund, the Adviser shall have no duties or obligations pursuant to this Agreement, including any obligation to reimburse Fund expenses pursuant to Section 4 hereof, during any period during which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with
Section 12(d)(1)(E) of the Act.

    SECTION 4.  EXPENSES

    (a) The Adviser shall be responsible for that portion of the net expenses of the Fund (except interest, taxes, brokerage, fees and other expenses paid by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the Act and organization expenses, all to the extent such exceptions are permitted by applicable state law and regulation) incurred by the Fund during the Fund's fiscal year or portion thereof that this Agreement is in effect which, as to the Funds, in any such year exceeds the limits applicable to the Fund under the laws or regulations of any state in which shares of the Fund are qualified for sale (reduced pro rata for any portion of less than a year) and which is not assumed by Forum Financial Services, Inc., the Trust's manager and distributor, or any other person.

    (b) The Trust hereby confirms that, subject to the foregoing, the Trust shall be responsible and shall assume the obligation for payment of all the Trust's other expenses, including: interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the Trust's custodian, transfer agent and dividend disbursing agent; telecommunications expenses; auditing, legal and compliance expenses; costs of the Trust's formation and maintaining its existence; costs of preparing and printing the Trust's prospectuses, statements of additional information, account application forms and shareholder reports and delivering them to existing and prospective shareholders; costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts and of calculating the net asset value of shares in the Trust; costs of reproduction, stationery and supplies; compensation of the Trust's trustees, officers, employees and other personnel performing services for the Trust who are not the Adviser's employees or employees of Forum Financial Services, Inc. or affiliated persons of either; costs of corporate meetings; registration fees and related expenses for registration with the Commission and the securities regulatory authorities of other countries in which the Trust's shares are sold; state securities law registration fees and related expenses; fees and out-of-pocket expenses payable to Forum Financial Services, Inc. under any distribution, management or similar agreement; and all other fees and expenses paid by the Trust pursuant to any distribution or shareholder service plan adopted pursuant to Rule 12b-1 under the Act.

    SECTION 5.  STANDARD OF CARE

    The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust, and as an inducement to the Adviser's undertaking these services the Adviser shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust's security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties hereunder, or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

    SECTION 6.  COMPENSATION

    In consideration of the foregoing, the Trust shall pay the Adviser, with respect to each of the Funds, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Trust daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. The Adviser's reimbursement, if any, of a Fund's expenses as provided in Section 4 hereof, shall be estimated and paid to the Trust monthly in arrears, at the same time as the Trust's payment to the Adviser for such month. Payment of the advisory fee will be reduced or postponed, if necessary, with any adjustments made after the end of the year.

    SECTION 7.  EFFECTIVENESS, DURATION AND TERMINATION

    (a) This Agreement shall become effective with respect to a Fund immediately upon approval by a majority of the outstanding voting securities of that Fund.

    (b) This Agreement shall remain in effect with respect to a Fund for a period of one year from the date of its effectiveness and shall continue in effect for successive twelve-month periods (computed from each anniversary date of the approval) with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case,
(ii) by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided further, however, that if this Agreement or the continuation of this Agreement is not approved as to a Fund, the Adviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder.

    (c) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Adviser or (ii) by the Adviser on 60 days' written notice to the Trust. This Agreement shall terminate upon assignment.

    SECTION 8.  ACTIVITIES OF THE ADVISER

    Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Adviser's right, or the right of any of the Adviser's officers, directors or employees who may also be a trustee, officer or employee of the Trust, or persons otherwise affiliated with the Trust to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

    SECTION 9.  SUBADVISERS

    At its own expense, the Adviser may carry out any of its obligations under this agreement by employing, subject to your supervision, one or more persons who are registered as investment advisers pursuant to the Investment Advisers Act of 1940, as amended, or who are exempt from registration thereunder ("Subadvisers"). Each Subadviser's employment will be evidenced by a separate written agreement approved by the Board and, if required, by the shareholders of the Fund. The Adviser shall not be liable hereunder for any act or omission of any Subadviser, except to exercise good faith in the employment of the Subadviser and except with respect to matters as to which the Adviser assumes responsibility in writing.

    SECTION 10.  LIMITATION OF INTERESTHOLDER AND TRUSTEE LIABILITY

    The Trustees of the Trust and the interestholders of the Fund shall not be liable for any obligations of the Trust or of the Fund under this Agreement, and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Adviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the interestholders of the Fund.

    SECTION 11.  "NORWEST" NAME

    If the Adviser ceases to act as investment adviser to the Trust or any Fund whose name includes the word "Norwest," or if the Adviser requests in writing, the Trust shall take prompt action to change the name of the Trust and any such Fund to a name that does not include the word "Norwest." The Adviser may from time to time make available without charge to the Trust for the Trust's use any marks or symbols owned by the adviser, including marks or symbols containing the word "Norwest" or any variation thereof, as the Adviser deems appropriate. Upon the Adviser's request in writing, the Trust shall cease to use any such mark or symbol at any time. The Trust acknowledges that any rights in or to the word "Norwest" and any such marks or symbols which may exist on the date of this Agreement or arise hereafter are, and under any and all circumstances shall continue to be, the sole property of the Adviser. The Adviser may permit other parties, including other investment companies, to use the word "Norwest" in their names without the consent of the Trust. The Trust shall not use the word "Norwest" in conducting any business other than that of an investment company registered under the Act without the permission of the Adviser.

    SECTION 12.  MISCELLANEOUS

    (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and, if required by the Act, by a vote of a majority of the outstanding voting securities of any Fund thereby affected. No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall affect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of any of the Fund's shareholders.

    (b) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

    (c) This Agreement shall be governed by and shall be construed in accordance with the laws of the State of Delaware.

    (d) The terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have the meanings ascribed thereto in the Act.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                          NORWEST ADVANTAGE FUNDS

                                          --------------------------------------

                                          John Y. Keffer

                                          PRESIDENT

                                          NORWEST INVESTMENT MANAGEMENT, INC.

                                          --------------------------------------

                                          P. Jay Kiedrowski

                                          EXECUTIVE VICE PRESIDENT

                            NORWEST ADVANTAGE FUNDS
                         INVESTMENT ADVISORY AGREEMENT
                                   APPENDIX A

    (a) INVESTMENT ADVISORY FEES

                                                                                   FEE AS A % OF THE ANNUAL
FUNDS OF THE TRUST                                                           AVERAGE DAILY NET ASSETS OF THE FUND
--------------------------------------------------------------  --------------------------------------------------------------
Cash Investment Fund,
 Treasury Fund and
 U.S. Government Fund.........................................  0.20% of the first $300 million of assets
                                                                0.16% for next $400 million of assets
                                                                0.12% of the remaining net assets

Ready Cash Investment Fund....................................  0.40% of the first $300 million of assets
                                                                0.36% for next $400 million of assets
                                                                0.32% of the remaining net assets

Municipal Money Market Fund...................................  0.35% of the first $500 million of assets
                                                                0.325% for next $500 million of assets
                                                                0.30% of the remaining net assets

Stable Income Fund............................................  0.30%

Intermediate Government Income Fund...........................  0.33%

Diversified Bond Fund.........................................  0.35%

Income Fund...................................................  0.50%

Total Return Bond Fund........................................  0.50%

Limited Term Tax-Free Fund,...................................  0.50%

Minnesota Tax-Free Fund and
 Colorado Tax-Free Fund.......................................  0.50% of the first $300 million of assets
                                                                0.46% of next $400 million of assets
                                                                0.42% of the remaining net assets

Tax-Free Income Fund..........................................  0.50%

Conservative Balanced Fund....................................  0.45%

Moderate Balanced Fund........................................  0.53%

Growth Balanced Fund..........................................  0.58%

Index Fund....................................................  0.15%

Income Equity Fund............................................  0.50%

ValuGrowth Stock Fund.........................................  0.80% of the first $300 million of assets
                                                                0.76% of the next $400 million of assets
                                                                0.72% of the remaining net assets

Diversified Equity Fund.......................................  0.65%

Growth Equity Fund............................................  0.90%

Large Company Growth Fund.....................................  0.65%

Small Company Stock Fund......................................  0.90%

Small Company Growth Fund.....................................  0.90%

Small Cap Opportunities Fund..................................  0.925%

Contrarian Stock Fund.........................................  0.80% of the first $300 million of assets
                                                                0.76% of the next $400 million of assets
                                                                0.72% of the remaining net assets

International Fund............................................  0.85%

                                     A-A-1

    (b) SECTION 12(D)(1)(E) ("MASTER-FEEDER") STRUCTURES

    No fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with and reliance upon Section 12(d)(1)(E) of the Act.

    (c) FUND-OF-FUNDS STRUCTURES

    The fee payable hereunder with respect to a Fund shall be 0.25% (0.00% in the case of Cash Investment Fund) of the annual average daily net assets of the Fund during any period in which the Fund invests (i) some or all of its investment assets in two or more registered, open-end management investment companies, or separate series thereof, or (ii) some of its investment assets in a registered, open-end management investment company, or separate series thereof, in each case, in accordance with Section 12(d)(1)(H) of the Act, the rules thereunder or an exemptive order issued by the Commission exempting the Fund from the provisions of Section 12(d)(1)(A) of the Act (a "Fund-of-Funds structure").

    In addition to the fee payable under the preceding paragraph, to the extent a Fund invests in a Fund-of-Funds structure and invests a portion of the Fund's assets directly in portfolio securities or other assets, the fee payable hereunder with respect to that portion of the Fund's assets invested directly in portfolio securities or other assets shall be the fee as stated in paragraph (a) of this Appendix A.

                         INVESTMENT ADVISORY AGREEMENT
                            SUMMARY OF FEE STRUCTURE

CLAUSE OF APPENDIX A                                   ASSETS IN GATEWAY         ASSETS IN CORE              GATEWAY FEE
-----------------------------------------------------  -----------------  -----------------------------  --------------------
a)  Standard Fund....................................        100%                      0%                    Standard Fee

b)  Single Style C&G.................................         0%                      100%                      No Fee

c)  Fund-of-Funds....................................         0%             100% in 2 or More Cores            25 bp
                                                       -----------------  -----------------------------  --------------------
                                                        Between 0% and             Balance in            25 bp plus Standard
                                                             100%                1 or More Cores                Fee on
                                                                                                          Assets in Gateway

                                     A-A-2

                                                                      APPENDIX B

                              FUNDAMENTAL POLICIES

A.  DIVERSIFICATION

    Set forth below are the Funds' fundamental investment policies regarding diversification.

    With respect to 75% of its assets, CASH INVESTMENT FUND, READY CASH INVESTMENT FUND, U.S. GOVERNMENT FUND, TREASURY FUND, INCOME FUND, TOTAL RETURN BOND FUND, TAX-FREE INCOME FUND and VALUGROWTH STOCK FUND may not purchase a security other than a U.S. Government Security if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer or the Fund would own more than 10% of the outstanding voting securities of any single issuer.

    With respect to 75% of its assets, STABLE INCOME FUND, INTERMEDIATE GOVERNMENT INCOME FUND, DIVERSIFIED BOND FUND, LIMITED TERM TAX-FREE FUND, INDEX FUND, INCOME EQUITY FUND, DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND, LARGE COMPANY GROWTH FUND, SMALL COMPANY STOCK FUND, SMALL COMPANY GROWTH FUND, SMALL CAP OPPORTUNITIES FUND, CONTRARIAN STOCK FUND and INTERNATIONAL FUND may not purchase a security other than a U.S. Government Security if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer or the Fund would own more than 10% of the outstanding voting securities of any single issuer; provided, however, that each Fund may invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

    To the extent required to qualify as a regulated investment company and with respect to 50% of its assets, MUNICIPAL MONEY MARKET FUND may not purchase a security other than a U.S. Government Security if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer or the Fund would own more than 10% of the outstanding voting securities of any single issuer.

    B.  CONCENTRATION

    Set forth below are the Funds' fundamental investment policies regarding concentration. The bracketed clauses in the following restrictions will be replaced as described in Proposal Three.

    CASH INVESTMENT FUND and READY CASH INVESTMENT FUND [may not purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry]; provided, (i) there is no limit on investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities or in foreign government securities, (ii) municipal securities are not treated as involving a single industry, (iii) there is no limit on investment in issuers domiciled in a single country, (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance) and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone); and provided the Fund will invest more than 25% of the value of the Fund's total assets in obligations of domestic and foreign financial institutions and their holding companies.

    TREASURY FUND, U.S. GOVERNMENT FUND and MUNICIPAL MONEY MARKET FUND [may not purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry]; provided, (i) there is no limit on investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in foreign government securities, or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks), (ii) municipal securities are not treated as involving a single industry,
    (iii) there is no limit on investment in issuers domiciled in a single country, (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance) and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone).

    INCOME FUND, LIMITED TERM TAX-FREE FUND, TAX-FREE INCOME FUND, COLORADO TAX-FREE FUND, MINNESOTA TAX-FREE FUND and VALUGROWTH STOCK FUND [may not purchase securities, if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry]; provided, (i) there is no limit on investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities") or in repurchase agreements covering U.S. Government Securities, (ii) municipal securities are not treated as involving a single industry, (iii) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance) and (iv) utility companies are classified according to their services (for example, gas, gas transmissions, electric and gas, electric and telephone).

    TOTAL RETURN BOND FUND [may not purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry]; provided, however, that there is no limit on investments in U.S. Government Securities, repurchase agreements covering U.S. Government Securities, mortgage-related or housing-related securities (including mortgage-related or housing-related U.S. Government Securities) or municipal securities and that financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance) and utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone) and that the Fund may invest, to the extent permitted by the 1940 Act, all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

    SMALL COMPANY STOCK FUND and CONTRARIAN STOCK FUND [may not purchase securities, if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry]; provided, however, that there is no limit on investments in U.S. Government Securities, repurchase agreements covering U.S. Government Securities or municipal securities and that financial services companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance) and utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone); and that the Funds may invest, to the extent permitted by the 1940 Act, all or a portion of their assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

    STABLE INCOME FUND, INTERMEDIATE GOVERNMENT INCOME FUND, DIVERSIFIED BOND FUND, CONSERVATIVE BALANCED FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND, INCOME EQUITY FUND, INDEX FUND, DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND, LARGE COMPANY GROWTH FUND, SMALL COMPANY GROWTH FUND and INTERNATIONAL FUND [may not purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry]; provided, however, that there is no limit on investments in U.S. Government Securities, repurchase agreements covering U.S. Government Securities, foreign government securities, mortgage-related or housing-related securities, municipal securities and issuers domiciled in a single country; that financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); that utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone); and that each Fund may invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

    SMALL CAP OPPORTUNITIES FUND [may not purchase securities if, immediately after the purchase, 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in the same industry]; provided, however, that there is no limit on investments in U.S. government securities.

                                                                      APPENDIX C

                 NORWEST ADVANTAGE FUNDS-REGISTERED TRADEMARK-
                                    FORM OF
                        INVESTMENT SUBADVISORY AGREEMENT

    AGREEMENT made as of this 31st day of May, 1997, among Norwest Advantage Funds (the "Trust"), a business trust organized under the laws of the State of Delaware with its principal place of business at Two Portland Square, Portland, Maine 04101, and Norwest Investment Management, Inc. (the "Adviser"), a
corporation organized under the laws of the State of          with its principal
place of business at [Sixth Street and Marquette, Minneapolis, Minnesota 55479],
and                                      (the "Subadviser"), [a corporation
organized under the laws of the State of          ] with its principal place of
business at          .

    WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and is authorized to issue its shares of beneficial interest, no par value, in separate series and classes; and

    WHEREAS, the Trust and the Adviser desire that the Subadviser perform investment advisory services for each series of the Trust as listed in Appendix A hereto (each a "Fund" and collectively the "Funds"), and the Subadviser is willing to provide those services on the terms and conditions set forth in this Agreement;

    NOW THEREFORE, the Trust, the Adviser and the Subadviser agree as follows:

    SECTION 1.  THE TRUST; DELIVERY OF DOCUMENTS

    The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Trust Instrument, By-Laws and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Fund contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust's Board of Trustees (the "Board"). The Trust is currently authorized to issue twenty-eight series of shares, and the Board is authorized to issue any unissued shares in any number of additional classes or series. The Trust has delivered copies of the documents listed in this Section 1 and will from time to time furnish Subadviser with any amendments thereof.

    SECTION 2.  INVESTMENT ADVISER; APPOINTMENT

    Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Fund and provides for certain management and services as specified in the Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund.

    Subject to the direction and control of the Board, the Subadviser shall manage the investment and reinvestment of the assets of the Fund and, without limiting the generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be directed from time to time by the Adviser.

    SECTION 3.  DUTIES OF THE SUBADVISER

    (a) The Subadviser shall make decisions with respect to all purchases and sales of securities and other investment assets in the Fund. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities for the Fund, the Subadviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

    (b) The Subadviser will report to the Board at each meeting thereof all changes in the Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Fund and the

Subadviser, and on its own initiative, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Fund's holdings, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Subadviser will also furnish the Board with such statistical and analytical information with respect to securities in the Fund as the Subadviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities for the Fund, the Subadviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Trust's Trust Instrument, By-Laws, Registration Statement under the Act and the Securities Act, the limitations in the Act and in the Internal Revenue Code of 1986, as amended in respect of regulated investment companies and the investment objectives, policies and restrictions of the Fund.

    (c) The Subadviser may from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's behalf in any such respect.

    (d) The Subadviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Securities and Exchange Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Subadviser shall be the property of the Trust. The Trust, or the Trust's authorized representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Trust or the Trust's authorized representatives.

    SECTION 4.  EXPENSES

    Subject to any expense reimbursement arrangements between the Adviser or others and the Trust, the Trust shall be responsible and shall assume the obligation for payment of all of the Trust's expenses.

    SECTION 5.  STANDARD OF CARE

    The Trust shall expect of the Subadviser, and the Subadviser will give the Trust the benefit of, the Subadviser's best judgment and efforts in rendering its services to the Trust, and as an inducement to the Subadviser's undertaking these services the Subadviser shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Subadviser against any liability to the Trust or to the Trust's security holders to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadviser's duties hereunder, or by reason of the Subadviser's reckless disregard of its obligations and duties hereunder.

    SECTION 6.  COMPENSATION

    In consideration of the foregoing, the Adviser and not the Trust shall pay the Subadviser a fee as shall be determined from time to time in writing between the Adviser and the Subadviser.

    SECTION 7.  EFFECTIVENESS, DURATION AND TERMINATION

    (a) This Agreement shall become effective on the date first above written.

    (b) This Agreement shall remain in effect for a period of one year from the date of its effectiveness and shall continue in effect for successive one-year periods; provided that such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided further, however, that if this Agreement or the continuation of this Agreement is not approved, the Subadviser may continue to render the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder.

    (c) This Agreement may be terminated at any time, without the payment of any penalty, (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Subadviser or (ii) by the Subadviser on 60 days' written notice to the Trust. This Agreement shall terminate upon assignment unless prior approval of the Board is obtained.

    SECTION 8.  ACTIVITIES OF THE SUBADVISER

    Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's officers, directors or employees who may also be a trustee, officer or employee of the Trust, or persons otherwise affiliated with the Trust to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

    SECTION 9.  LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

    The Trustees of the Trust and the shareholders of the Fund shall not be liable for any obligations of the Trust or of the Fund under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

    SECTION 10.  MISCELLANEOUS

    (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and, if required by the Act, by a vote of a majority of the outstanding voting securities of the Fund thereby affected.

    (b) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

    (c) This Agreement shall be governed by and shall be construed in accordance with the laws of the State of Delaware.

    (d) The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person" and "assignment" shall have the meanings ascribed thereto in the Act.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                          NORWEST ADVANTAGE FUNDS

                                          --------------------------------------

                                          By: John Y. Keffer

                                          PRESIDENT

                                          NORWEST INVESTMENT MANAGEMENT, INC.

                                          --------------------------------------

                                          By: P. Jay Kiedrowski

                                          PRESIDENT

                                          [NAME OF SUBADVISER]

                                          --------------------------------------

                                          [Name]

                                          [TITLE]

                 NORWEST ADVANTAGE FUNDS-REGISTERED TRADEMARK-
                        INVESTMENT SUBADVISORY AGREEMENT
                                 FEE AGREEMENT

    This fee agreement is made as of the 31st day of May, 1997 by and between Norwest Investment Management, Inc. (the "Adviser") and
(the "Subadviser").

    WHEREAS, the parties and Norwest Advantage Fund (the "Trust") have entered into an Investment Subadvisory Agreement ("Subadvisory Agreement") whereby the Subadviser provides investment management advice to each series of the Trust as listed in Appendix A to the Subadvisory Agreement (each a "Fund" and collectively the "Funds");

    WHEREAS, the Subadvisory Agreement provides that the fees to be paid to the Subadviser are to be as agreed upon in writing by the parties.

    NOW THEREFORE, the parties agree that the fees to be paid to the Subadviser under the Subadvisory Agreement shall be calculated as follows on a monthly basis by applying the following annual percentage rates per Fund:

provided, however, that no fee shall be paid by the Adviser to the Subadviser for its services on behalf of a Fund from the date hereof until the date on which shareholders of the Fund approve the Subadvisory Agreement among the Trust, Norwest and the Subadviser.

    The net assets under management against which the foregoing fees are to be applied is the month-end average of net assets, determined at the end of each month by dividing the sum of the average net assets managed by the Subadviser at the end of each week during the month by the number of weeks ended during the calendar month. The assets for each weekly period are determined by averaging the net assets under management at the close of each business day for each business day in the week that this Agreement is in effect. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. During any period when the determination of net asset value is suspended, the average net asset value for the last day prior to such suspension shall for this purpose be deemed to be the average net asset value at the close of each succeeding week until it is again determined.

    The foregoing fee schedule shall remain in effect until changed in writing by the parties.

                                          NORWEST INVESTMENT MANAGEMENT, INC.

                                          --------------------------------------

                                          By: P. Jay Kiedrowski

                                          PRESIDENT

                                          [NAME OF SUBADVISER]

                                          --------------------------------------

                                          By: [Name]

                                          [TITLE]

                            NORWEST ADVANTAGE FUNDS
                        INVESTMENT SUBADVISORY AGREEMENT
                                  APPENDIX A-1
                       GALLIARD CAPITAL MANAGEMENT, INC.

                                                                                    FEE AS A % OF THE
                                                                                    ANNUAL AVERAGE DAILY
INVESTMENT STYLE                          FUND                                      NET ASSETS OF THE FUND
----------------------------------------  ----------------------------------------  ----------------------------------------

stable income style                       Stable Income Fund                        not to exceed 0.30%
                                          Conservative Balanced Fund
                                          Moderate Balanced Fund

managed fixed income style                Diversified Bond Fund                     not to exceed 0.35%
                                          Conservative Balanced Fund
                                          Moderate Balanced Fund
                                          Growth Balanced Fund

                                     C-A-1

                            NORWEST ADVANTAGE FUNDS
                        INVESTMENT SUBADVISORY AGREEMENT
                                  APPENDIX A-2
                       PEREGRINE CAPITAL MANAGEMENT, INC.

                                                                                    FEE AS A % OF THE
                                                                                    ANNUAL AVERAGE DAILY
INVESTMENT STYLE                          FUND                                      NET ASSETS OF THE FUND
----------------------------------------  ----------------------------------------  ----------------------------------------

large company growth style                Conservative Balanced Fund                not to exceed 0.65%
                                          Moderate Balanced Fund
                                          Growth Balanced Fund
                                          Diversified Equity Fund
                                          Growth Equity Fund
                                          Large Company Growth Fund

small company growth style                Conservative Balanced Fund                not to exceed 0.90%
                                          Moderate Balanced Fund
                                          Growth Balanced Fund
                                          Diversified Equity Fund
                                          Growth Equity Fund
                                          Small Company Growth Fund

positive return style                     Diversified Bond Fund                     not to exceed 0.35%
                                          Conservative Balanced Fund
                                          Moderate Balanced Fund
                                          Growth Balanced Fund

                                     C-A-2

                            NORWEST ADVANTAGE FUNDS
                        INVESTMENT SUBADVISORY AGREEMENT
                                  APPENDIX A-3
                           UNITED CAPITAL MANAGEMENT

                                                                                    FEE AS A % OF THE
                                                                                    AVERAGE ANNUAL DAILY
INVESTMENT STYLE                          FUND                                      NET ASSETS OF THE FUND
----------------------------------------  ----------------------------------------  ----------------------------------------

total return bond style                   Diversified Bond Fund                     not to exceed 0.35%
                                          Total Return Bond Fund
                                          Conservative Balanced Fund
                                          Moderate Balanced Fund
                                          Growth Balanced Fund

contrarian stock style                    Contrarian Stock Fund                     not to exceed an amount equal to 0.80%
                                                                                    of the first $300 million of the Fund's
                                                                                    average daily net assets, 0.76% of the
                                                                                    next $400 million of the Fund's average
                                                                                    daily net assets and 0.72% of the
                                                                                    remaining average daily net assets of
                                                                                    the Fund.

                                     C-A-3

      [LOGO]

Shareholder Services
Minneapolis/St. Paul 667-8833
Elsewhere 800-338-1348

Norwest Bank Minnesota, N.A.
Investment Adviser
Transfer Agent
Custodian

Forum Financial Services, Inc.
Manager and Distributor

                               TABLE OF CONTENTS

                                                        PAGE
                                                      ---------
Introduction........................................          1
Proposal One: Election of Trustees..................          3
Proposal Two: Ratification of Auditors..............          5
Proposal Three: Approval of amendments to certain
 investment policies to permit a Fund to invest in
 one or more investment companies and related
 amendments to the Fund's advisory agreement........          5
Proposal Four: Approval of changes to certain Funds'
 current advisory fee structure, including payment
 to Norwest of an asset allocation fee..............         18
Proposal Five: Approval of changes to the Cash
 Investment Fund's advisory fee structure related to
 the investment of the Fund's assets in two
 investment companies...............................         26
Proposal Six: Approval of a Subadvisory Agreement
 with Galliard Capital Management, Inc..............         30
Proposal Seven: Approval of a Subadvisory Agreement
 with Peregrine Capital Management, Inc.............         32
Proposal Eight: Approval of a Subadvisory Agreement
 with United Capital Management.....................         34
Proposal Nine: Approval of amendments to certain
 Funds' investment objectives.......................         36
Other Matters.......................................         37
Appendix A (Form of Investment Advisory
 Agreement).........................................        A-1
Appendix B (Fundamental Policies)...................        B-1
Appendix C (Form of Subadvisory Agreement)..........        C-1

[LOGO]

PROXY  SERVICES
P.O.  BOX  9163
FARMINGDALE,  NY  11735

                             NORWEST ADVANTAGE FUNDS
                              DIVERSIFIED BOND FUND

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF TRUSTEES

     Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge, Thomas G. Sheehan and David I. Goldstein, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of Diversified Bond Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Norwest Advantage Funds (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 at 10:00 a.m. on April 30, 1997, and at any adjournment or adjournments thereof.

     The Shares represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

     The undersigned acknowledges receipt of this Proxy Statement dated April 1, 1997 for the Meeting.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE

In voting on each of Proposals Two through Nine, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated as if they were voted AGAINST the Proposal.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/


                                     NORDBF   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


NORWEST ADVANTAGE FUNDS--DIVERSIFIED BOND FUND


VOTE ON TRUSTEES

1.   Election of Trustees:  1) Robert C. Brown, 2) Donald H. Burkhardt, 3) James
     C. Harris, 4) John Y. Keffer, 5) Richard M. Leach, 6) John S. McCune, 7) Timothy J. Penny and 8) Donald C. Willeke

          FOR ALL        WITHHOLD ALL        FOR ALL EXCEPT
            / /              / /                  / /

     To withhold authority to vote, mark "For All Except" and write the nominee's name on the line below.

     ______________________________________________________________________

VOTE ON PROPOSALS

2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May 31, 1997.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

3. To approve amendments to certain fundamental investment policies to permit the Fund to invest all or a portion of its assets in one or more investment companies and related amendments to the Fund's investment advisory agreement.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

4. To approve changes to the Fund's current advisory fee structure, including payment to Norwest Bank Minnesota, N.A. of a fee for asset allocation services.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

6. To approve a subadvisory agreement among Norwest Bank Minnesota, N.A., Galliard Capital Management, Inc., and the Trust, on behalf of the Fund.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

7. To approve a subadvisory agreement among Norwest Bank Minnesota, N.A., Peregrine Capital Management, Inc., and the Trust, on behalf of the Fund.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

8. To approve a subadvisory agreement among Norwest Bank Minnesota, N.A., United Capital Management and the Trust, on behalf of the Fund.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

9.   To approve an amendment to the Fund's investment objective.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /


/                                                             /
Signature [PLEASE SIGN WITHIN BOX] Date


/                                                             /
Signature (if Shares held jointly) Date

[LOGO]

PROXY  SERVICES
P.O.  BOX  9148
FARMINGDALE,  NY  11735

                             NORWEST ADVANTAGE FUNDS
                              CASH INVESTMENT FUND

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF TRUSTEES

     Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge, Thomas G. Sheehan and David I. Goldstein, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of Cash Investment Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Norwest Advantage Funds (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 at 10:00 a.m. on April 30, 1997, and at any adjournment or adjournments thereof.

     The Shares represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

     The undersigned acknowledges receipt of this Proxy Statement dated April 1, 1997 for the Meeting.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE

In voting on each of Proposals Two, Three and Five, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated as if they were voted AGAINST the Proposal.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/


                                     NORCIF   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


NORWEST ADVANTAGE FUNDS--CASH INVESTMENT FUND

VOTE ON TRUSTEES

1.   Election of Trustees:  1) Robert C. Brown, 2) Donald H. Burkhardt, 3) James
     C. Harris, 4) John Y. Keffer, 5) Richard M. Leach, 6) John S. McCune, 7) Timothy J. Penny and 8) Donald C. Willeke

          FOR ALL        WITHHOLD ALL        FOR ALL EXCEPT
            / /              / /                  / /

     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

     ______________________________________________________________________

VOTE ON PROPOSALS

2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May 31, 1997.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

3. To approve amendments to certain fundamental investment policies to permit the Fund to invest all or a portion of its assets in one or more investment companies and related amendments to the Fund's investment advisory agreement.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /
5. To approve changes to the Fund's investment advisory fee structure related to the investment of the Fund's assets in two other investment companies.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /


/                                                             /
Signature [PLEASE SIGN WITHIN BOX] Date


/                                                             /
Signature (if Shares held jointly) Date

[LOGO]

PROXY  SERVICES
P.O.  BOX  9148
FARMINGDALE,  NY  11735

                             NORWEST ADVANTAGE FUNDS
                           READY CASH INVESTMENT FUND

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF TRUSTEES

     Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge, Thomas G. Sheehan and David I. Goldstein, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of Ready Cash Investment Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Norwest Advantage Funds (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 at 10:00 a.m. on April 30, 1997, and at any adjournment or adjournments thereof.

     The Shares represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

     The undersigned acknowledges receipt of this Proxy Statement dated April 1, 1997 for the Meeting.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE

In voting on each of Proposals Two and Three, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated as if they were voted AGAINST the Proposal.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/

                                     NORRCI   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


NORWEST ADVANTAGE FUNDS--READY CASH INVESTMENT FUND

VOTE ON TRUSTEES

1.   Election of Trustees:  1) Robert C. Brown, 2) Donald H. Burkhardt, 3) James
     C. Harris, 4) John Y. Keffer, 5) Richard M. Leach, 6) John S. McCune, 7) Timothy J. Penny and 8) Donald C. Willeke

          FOR ALL        WITHHOLD ALL        FOR ALL EXCEPT
            / /              / /                  / /

     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

     ______________________________________________________________________

VOTE ON PROPOSALS

2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May 31, 1997.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /


3. To approve amendments to certain fundamental investment policies to permit the Fund to invest all or a portion of its assets in one or more investment companies and related amendments to the Fund's investment advisory agreement.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /


/                                                             /
Signature [PLEASE SIGN WITHIN BOX] Date


/                                                             /
Signature (if Shares held jointly) Date

[LOGO]

PROXY  SERVICES
P.O.  BOX  9148
FARMINGDALE,  NY  11735

                             NORWEST ADVANTAGE FUNDS
                              U.S. GOVERNMENT FUND

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF TRUSTEES

     Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge, Thomas G. Sheehan and David I. Goldstein, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of U.S. Government Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Norwest Advantage Funds (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 at 10:00 a.m. on April 30, 1997, and at any adjournment or adjournments thereof.

     The Shares represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

     The undersigned acknowledges receipt of this Proxy Statement dated April 1, 1997 for the Meeting.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE

In voting on each of Proposals Two and Three, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated as if they were voted AGAINST the Proposal.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/

                                     NORUSG   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


NORWEST ADVANTAGE FUNDS--U.S. GOVERNMENT FUND


VOTE ON TRUSTEES

1.   Election of Trustees:  1) Robert C. Brown, 2) Donald H. Burkhardt, 3) James
     C. Harris, 4) John Y. Keffer, 5) Richard M. Leach, 6) John S. McCune, 7) Timothy J. Penny and 8) Donald C. Willeke

          FOR ALL        WITHHOLD ALL        FOR ALL EXCEPT
            / /              / /                  / /

     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

     ______________________________________________________________________

VOTE ON PROPOSALS

2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May 31, 1997.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

3. To approve amendments to certain fundamental investment policies to permit the Fund to invest all or a portion of its assets in one or more investment companies and related amendments to the Fund's investment advisory agreement.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /


/                                                             /
Signature [PLEASE SIGN WITHIN BOX] Date


/                                                             /
Signature (if Shares held jointly) Date

[LOGO]

PROXY  SERVICES
P.O.  BOX  9148
FARMINGDALE,  NY  11735

                             NORWEST ADVANTAGE FUNDS
                                  TREASURY FUND

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF TRUSTEES

     Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge, Thomas G. Sheehan and David I. Goldstein, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of Treasury Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Norwest Advantage Funds (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 at 10:00 a.m. on April 30, 1997, and at any adjournment or adjournments thereof.

     The Shares represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

     The undersigned acknowledges receipt of this Proxy Statement dated April 1, 1997 for the Meeting.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE

In voting on each of Proposals Two and Three, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated as if they were voted AGAINST the Proposal.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/


                                     NORTRF   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


NORWEST ADVANTAGE FUNDS--TREASURY FUND


VOTE ON TRUSTEES

1.   Election of Trustees:  1) Robert C. Brown, 2) Donald H. Burkhardt, 3) James
     C. Harris, 4) John Y. Keffer, 5) Richard M. Leach, 6) John S. McCune, 7) Timothy J. Penny and 8) Donald C. Willeke

          FOR ALL        WITHHOLD ALL        FOR ALL EXCEPT
            / /              / /                  / /

     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

     ______________________________________________________________________

VOTE ON PROPOSALS

2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May 31, 1997.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

3. To approve amendments to certain fundamental investment policies to permit the Fund to invest all or a portion of its assets in one or more investment companies and related amendments to the Fund's investment advisory agreement.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /


/                                                             /
Signature [PLEASE SIGN WITHIN BOX] Date


/                                                             /
Signature (if Shares held jointly) Date

[LOGO]

PROXY  SERVICES
P.O.  BOX  9148
FARMINGDALE,  NY  11735

                             NORWEST ADVANTAGE FUNDS
                           MUNICIPAL MONEY MARKET FUND

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF TRUSTEES

     Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge, Thomas G. Sheehan and David I. Goldstein, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of Municipal Money Market Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Norwest Advantage Funds (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 at 10:00 a.m. on April 30, 1997, and at any adjournment or adjournments thereof.

     The Shares represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

     The undersigned acknowledges receipt of this Proxy Statement dated April 1, 1997 for the Meeting.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE

In voting on each of Proposals Two and Three, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated as if they were voted AGAINST the Proposal.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/


                                     NORMMM   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


NORWEST ADVANTAGE FUNDS--MUNICIPAL MONEY MARKET FUND


VOTE ON TRUSTEES

1.   Election of Trustees:  1) Robert C. Brown, 2) Donald H. Burkhardt, 3) James
     C. Harris, 4) John Y. Keffer, 5) Richard M. Leach, 6) John S. McCune, 7) Timothy J. Penny and 8) Donald C. Willeke

          FOR ALL        WITHHOLD ALL        FOR ALL EXCEPT
            / /              / /                  / /

     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

     ______________________________________________________________________

VOTE ON PROPOSALS

2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May 31, 1997.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

3. To approve amendments to certain fundamental investment policies to permit the Fund to invest all or a portion of its assets in one or more investment companies and related amendments to the Fund's investment advisory agreement.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /


/                                                             /
Signature [PLEASE SIGN WITHIN BOX] Date


/                                                             /
Signature (if Shares held jointly) Date

[LOGO]

PROXY  SERVICES
P.O.  BOX  9148
FARMINGDALE,  NY  11735

                             NORWEST ADVANTAGE FUNDS
                               STABLE INCOME FUND

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF TRUSTEES

     Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge, Thomas G. Sheehan and David I. Goldstein, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of Stable Income Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Norwest Advantage Funds (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 at 10:00 a.m. on April 30, 1997, and at any adjournment or adjournments thereof.

     The Shares represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

     The undersigned acknowledges receipt of this Proxy Statement dated April 1, 1997 for the Meeting.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE

In voting on each of Proposals Two, Three and Six, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated as if they were voted AGAINST the Proposal.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/


                                     NORSIF   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


NORWEST ADVANTAGE FUNDS--STABLE INCOME FUND


VOTE ON TRUSTEES

1.   Election of Trustees:  1) Robert C. Brown, 2) Donald H. Burkhardt, 3) James
     C. Harris, 4) John Y. Keffer, 5) Richard M. Leach, 6) John S. McCune, 7) Timothy J. Penny and 8) Donald C. Willeke

          FOR ALL        WITHHOLD ALL        FOR ALL EXCEPT
            / /              / /                  / /

     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

     ______________________________________________________________________

VOTE ON PROPOSALS

2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May 31, 1997.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

3. To approve amendments to certain fundamental investment policies to permit the Fund to invest all or a portion of its assets in one or more investment companies and related amendments to the Fund's investment advisory agreement.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

6. To approve a subadvisory agreement among Norwest Bank Minnesota, N.A., Galliard Capital Management, Inc., and the Trust, on behalf of the Fund.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /


/                                                             /
Signature [PLEASE SIGN WITHIN BOX] Date


/                                                             /
Signature (if Shares held jointly) Date

[LOGO]

PROXY  SERVICES
P.O.  BOX  9148
FARMINGDALE,  NY  11735

                             NORWEST ADVANTAGE FUNDS
                       INTERMEDIATE GOVERNMENT INCOME FUND

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF TRUSTEES

     Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge, Thomas G. Sheehan and David I. Goldstein, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of Intermediate Government Income Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Norwest Advantage Funds (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 at 10:00 a.m. on April 30, 1997, and at any adjournment or adjournments thereof.

     The Shares represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

     The undersigned acknowledges receipt of this Proxy Statement dated April 1, 1997 for the Meeting.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE

In voting on each of Proposals Two and Three, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated as if they were voted AGAINST the Proposal.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/


                                     NORIGI   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


NORWEST ADVANTAGE FUNDS--INTERMEDIATE GOVERNMENT INCOME FUND


VOTE ON TRUSTEES

1.   Election of Trustees:  1) Robert C. Brown, 2) Donald H. Burkhardt, 3) James
     C. Harris, 4) John Y. Keffer, 5) Richard M. Leach, 6) John S. McCune, 7) Timothy J. Penny and 8) Donald C. Willeke

          FOR ALL        WITHHOLD ALL        FOR ALL EXCEPT
            / /              / /                  / /

     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

     ______________________________________________________________________

VOTE ON PROPOSALS

2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May 31, 1997.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /


3. To approve amendments to certain fundamental investment policies to permit the Fund to invest all or a portion of its assets in one or more investment companies and related amendments to the Fund's investment advisory agreement.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /


/                                                             /
Signature [PLEASE SIGN WITHIN BOX] Date


/                                                             /
Signature (if Shares held jointly) Date

[LOGO]

PROXY  SERVICES
P.O.  BOX  9148
FARMINGDALE,  NY  11735

                             NORWEST ADVANTAGE FUNDS
                            SMALL COMPANY GROWTH FUND

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF TRUSTEES

     Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge, Thomas G. Sheehan and David I. Goldstein, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of Small Company Growth Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Norwest Advantage Funds (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 at 10:00 a.m. on April 30, 1997, and at any adjournment or adjournments thereof.

     The Shares represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

     The undersigned acknowledges receipt of this Proxy Statement dated April 1, 1997 for the Meeting.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE

In voting on each of Proposals Two, Three, Seven and Nine, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated as if they were voted AGAINST the Proposal.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/


                                     NORSCG   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


NORWEST ADVANTAGE FUNDS--SMALL COMPANY GROWTH FUND


VOTE ON TRUSTEES

1.   Election of Trustees:  1) Robert C. Brown, 2) Donald H. Burkhardt, 3) James
     C. Harris, 4) John Y. Keffer, 5) Richard M. Leach, 6) John S. McCune, 7) Timothy J. Penny and 8) Donald C. Willeke

          FOR ALL        WITHHOLD ALL        FOR ALL EXCEPT
            / /              / /                  / /

     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

     ______________________________________________________________________

VOTE ON PROPOSALS

2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May 31, 1997.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

3. To approve amendments to certain fundamental investment policies to permit the Fund to invest all or a portion of its assets in one or more investment companies and related amendments to the Fund's investment advisory agreement.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

7. To approve a subadvisory agreement among Norwest Bank Minnesota, N.A., Peregrine Capital Management, Inc., and the Trust, on behalf of the Fund.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

9.   To approve an amendment to the Fund's investment objective.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /


/                                                             /
Signature [PLEASE SIGN WITHIN BOX] Date


/                                                             /
Signature (if Shares held jointly) Date

[LOGO]

PROXY  SERVICES
P.O.  BOX  9148
FARMINGDALE,  NY  11735

                             NORWEST ADVANTAGE FUNDS
                             DIVERSIFIED EQUITY FUND

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF TRUSTEES

     Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge, Thomas G. Sheehan and David I. Goldstein, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of Diversified Equity Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Norwest Advantage Funds (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 at 10:00 a.m. on April 30, 1997, and at any adjournment or adjournments thereof.

     The Shares represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

     The undersigned acknowledges receipt of this Proxy Statement dated April 1, 1997 for the Meeting.

 PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE

In voting on each of Proposals Two, Three, Four and Seven, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated as if they were voted AGAINST the Proposal.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/


                                     NORDEF   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


NORWEST ADVANTAGE FUNDS--DIVERSIFIED EQUITY FUND


VOTE ON TRUSTEES

1.   Election of Trustees:  1) Robert C. Brown, 2) Donald H. Burkhardt, 3) James
     C. Harris, 4) John Y. Keffer, 5) Richard M. Leach, 6) John S. McCune, 7) Timothy J. Penny and 8) Donald C. Willeke

          FOR ALL        WITHHOLD ALL        FOR ALL EXCEPT
            / /              / /                  / /

     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

     ______________________________________________________________________

VOTE ON PROPOSALS

2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May 31, 1997.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

3. To approve amendments to certain fundamental investment policies to permit the Fund to invest all or a portion of its assets in one or more investment companies and related amendments to the Fund's investment advisory agreement.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

4. To approve changes to the Fund's current advisory fee structure, including payment to Norwest Bank Minnesota, N.A. of a fee for asset allocation services.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

7. To approve a subadvisory agreement among Norwest Bank Minnesota, N.A., Peregrine Capital Management, Inc., and the Trust, on behalf of the Fund.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /


/                                                             /
Signature [PLEASE SIGN WITHIN BOX] Date


/                                                             /
Signature (if Shares held jointly) Date

[LOGO]

PROXY  SERVICES
P.O.  BOX  9148
FARMINGDALE,  NY  11735

                             NORWEST ADVANTAGE FUNDS
                               GROWTH EQUITY FUND

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF TRUSTEES

     Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge, Thomas G. Sheehan and David I. Goldstein, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of Growth Equity Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Norwest Advantage Funds (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 at 10:00 a.m. on April 30, 1997, and at any adjournment or adjournments thereof.

     The Shares represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

     The undersigned acknowledges receipt of this Proxy Statement dated April 1, 1997 for the Meeting.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE

In voting on each of Proposals Two, Three, Four and Seven, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated as if they were voted AGAINST the Proposal.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/


                                     NORGEF   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


NORWEST ADVANTAGE FUNDS--GROWTH EQUITY FUND


VOTE ON TRUSTEES

1.   Election of Trustees:  1) Robert C. Brown, 2) Donald H. Burkhardt, 3) James
     C. Harris, 4) John Y. Keffer, 5) Richard M. Leach, 6) John S. McCune, 7) Timothy J. Penny and 8) Donald C. Willeke

          FOR ALL        WITHHOLD ALL        FOR ALL EXCEPT
            / /              / /                  / /

     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

     ______________________________________________________________________

VOTE ON PROPOSALS

2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May 31, 1997.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

3. To approve amendments to certain fundamental investment policies to permit a Fund to invest all or a portion of its assets in one or more investment companies and related amendments to the Fund's investment advisory agreement.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

4. To approve changes to the Fund's current advisory fee structure, including payment to Norwest Bank Minnesota, N.A., of a fee for asset allocation services.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

7. To approve a subadvisory agreement among Norwest Bank Minnesota, N.A., Peregrine Capital Management, Inc., and the Trust, on behalf of the Fund.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /


/                                                             /
Signature [PLEASE SIGN WITHIN BOX] Date


/                                                             /
Signature (if Shares held jointly) Date

[LOGO]

PROXY  SERVICES
P.O.  BOX  9148
FARMINGDALE,  NY  11735

                             NORWEST ADVANTAGE FUNDS
                           CONSERVATIVE BALANCED FUND

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF TRUSTEES

     Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge, Thomas G. Sheehan and David I. Goldstein, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of Conservative Balanced Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Norwest Advantage Funds (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 at 10:00 a.m. on April 30, 1997, and at any adjournment or adjournments thereof.

     The Shares represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

     The undersigned acknowledges receipt of this Proxy Statement dated April 1, 1997 for the Meeting.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE

In voting on each of Proposals Two through Eight, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated as if they were voted AGAINST the Proposal.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/


                                     NORCBF   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


NORWEST ADVANTAGE FUNDS--CONSERVATIVE BALANCED FUND


VOTE ON TRUSTEES

1.   Election of Trustees:  1) Robert C. Brown, 2) Donald H. Burkhardt, 3) James
     C. Harris, 4) John Y. Keffer, 5) Richard M. Leach, 6) John S. McCune, 7) Timothy J. Penny and 8) Donald C. Willeke

          FOR ALL        WITHHOLD ALL        FOR ALL EXCEPT
            / /              / /                  / /

     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

     ______________________________________________________________________

VOTE ON PROPOSALS

2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May 31, 1997.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

3. To approve amendments to certain fundamental investment policies to permit the Fund to invest all or a portion of its assets in one or more investment companies and related amendments to the Fund's investment advisory agreement.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

4. To approve changes to the Fund's current advisory fee structure, including payment to Norwest Bank Minnesota, N.A. of a fee for asset allocation services.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

6. To approve a subadvisory agreement among Norwest Bank Minnesota, N.A., Galliard Capital Management, Inc., and the Trust, on behalf of the Fund.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

7. To approve a subadvisory agreement among Norwest Bank Minnesota, N.A., Peregrine Capital Management, Inc., and the Trust, on behalf of the Fund.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

8. To approve a subadvisory agreement among Norwest Bank Minnesota, N.A., United Capital Management and the Trust, on behalf of the Fund.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /


/                                                             /
Signature [PLEASE SIGN WITHIN BOX] Date


/                                                             /
Signature (if Shares held jointly) Date

[LOGO]

PROXY  SERVICES
P.O.  BOX  9148
FARMINGDALE,  NY  11735

                             NORWEST ADVANTAGE FUNDS
                             MODERATE BALANCED FUND

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF TRUSTEES

     Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge, Thomas G. Sheehan and David I. Goldstein, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of Moderate Balanced Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Norwest Advantage Funds (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 at 10:00 a.m. on April 30, 1997, and at any adjournment or adjournments thereof.

     The Shares represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

     The undersigned acknowledges receipt of this Proxy Statement dated April 1, 1997 for the Meeting.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE

In voting on each of Proposals Two through Eight, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated as if they were voted AGAINST the Proposal.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/


                                     NORMBF   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


NORWEST ADVANTAGE FUNDS--MODERATE BALANCED FUND


VOTE ON TRUSTEES

1.   Election of Trustees:  1) Robert C. Brown, 2) Donald H. Burkhardt, 3) James
     C. Harris, 4) John Y. Keffer, 5) Richard M. Leach, 6) John S. McCune, 7) Timothy J. Penny and 8) Donald C. Willeke

          FOR ALL        WITHHOLD ALL        FOR ALL EXCEPT
            / /              / /                  / /

     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

     ______________________________________________________________________

VOTE ON PROPOSALS

2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May 31, 1997.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

3. To approve amendments to certain fundamental investment policies to permit the Fund to invest all or a portion of its assets in one or more investment companies and related amendments to the Fund's investment advisory agreement.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

4. To approve changes to the Fund's current advisory fee structure, including payment to Norwest Bank Minnesota, N.A. of a fee for asset allocation services.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

6. To approve a subadvisory agreement among Norwest Bank Minnesota, N.A., Galliard Capital Management, Inc., and the Trust, on behalf of the Fund.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

7. To approve a subadvisory agreement among Norwest Bank Minnesota, N.A., Peregrine Capital Management, Inc., and the Trust, on behalf of the Fund.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

8. To approve a subadvisory agreement among Norwest Bank Minnesota, N.A., United Capital Management and the Trust, on behalf of the Fund.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /


/                                                             /
Signature [PLEASE SIGN WITHIN BOX] Date


/                                                             /
Signature (if Shares held jointly) Date

[LOGO]

PROXY  SERVICES
P.O.  BOX  9148
FARMINGDALE,  NY  11735

                             NORWEST ADVANTAGE FUNDS
                              GROWTH BALANCED FUND

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF TRUSTEES

     Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge, Thomas G. Sheehan and David I. Goldstein, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of Growth Balanced Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Norwest Advantage Funds (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 at 10:00 a.m. on April 30, 1997, and at any adjournment or adjournments thereof.

     The Shares represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

     The undersigned acknowledges receipt of this Proxy Statement dated April 1, 1997 for the Meeting.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE

In voting on each of Proposals Two through Eight, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated as if they were voted AGAINST the Proposal.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/


                                     NORGBF   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


NORWEST ADVANTAGE FUNDS--GROWTH BALANCED FUND


VOTE ON TRUSTEES

1.   Election of Trustees:  1) Robert C. Brown, 2) Donald H. Burkhardt, 3) James
     C. Harris, 4) John Y. Keffer, 5) Richard M. Leach, 6) John S. McCune, 7) Timothy J. Penny and 8) Donald C. Willeke

          FOR ALL        WITHHOLD ALL        FOR ALL EXCEPT
            / /              / /                  / /

     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

     ______________________________________________________________________

VOTE ON PROPOSALS

2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May 31, 1997.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

3. To approve amendments to certain fundamental investment policies to permit the Fund to invest all or a portion of its assets in one or more investment companies and related amendments to the Fund's investment advisory agreement.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

4. To approve changes to the Fund's current advisory fee structure, including payment to Norwest Bank Minnesota, N.A. of a fee for asset allocation services.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

6. To approve a subadvisory agreement among Norwest Bank Minnesota, N.A., Galliard Capital Management, Inc., and the Trust, on behalf of the Fund.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

7. To approve a subadvisory agreement among Norwest Bank Minnesota, N.A., Peregrine Capital Management, Inc., and the Trust, on behalf of the Fund.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

8. To approve a subadvisory agreement among Norwest Bank Minnesota, N.A., United Capital Management and the Trust, on behalf of the Fund.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /


/                                                             /
Signature [PLEASE SIGN WITHIN BOX] Date


/                                                             /
Signature (if Shares held jointly) Date

[LOGO]

PROXY  SERVICES
P.O.  BOX  9148
FARMINGDALE,  NY  11735

                             NORWEST ADVANTAGE FUNDS
                                   INCOME FUND

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF TRUSTEES

     Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge, Thomas G. Sheehan and David I. Goldstein, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of Income Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Norwest Advantage Funds (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 at 10:00 a.m. on April 30, 1997, and at any adjournment or adjournments thereof.

     The Shares represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

     The undersigned acknowledges receipt of this Proxy Statement dated April 1, 1997 for the Meeting.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE

In voting on each of Proposals Two, Three and Nine, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated as if they were voted AGAINST the Proposal.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/


                                     NORINF   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


NORWEST ADVANTAGE FUNDS--INCOME FUND


VOTE ON TRUSTEES

1.   Election of Trustees:  1) Robert C. Brown, 2) Donald H. Burkhardt, 3) James
     C. Harris, 4) John Y. Keffer, 5) Richard M. Leach, 6) John S. McCune, 7) Timothy J. Penny and 8) Donald C. Willeke

          FOR ALL        WITHHOLD ALL        FOR ALL EXCEPT
            / /              / /                  / /

     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

     ______________________________________________________________________

VOTE ON PROPOSALS

2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May 31, 1997.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

3. To approve amendments to certain fundamental investment policies to permit the Fund to invest all or a portion of its assets in one or more investment companies and related amendments to the Fund's investment advisory agreement.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

9.   To approve an amendment to the Fund's investment objective.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /


/                                                             /
Signature [PLEASE SIGN WITHIN BOX] Date


/                                                             /
Signature (if Shares held jointly) Date

[LOGO]

PROXY  SERVICES
P.O.  BOX  9148
FARMINGDALE,  NY  11735

                             NORWEST ADVANTAGE FUNDS
                             TOTAL RETURN BOND FUND

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF TRUSTEES

     Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge, Thomas G. Sheehan and David I. Goldstein, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of Total Return Bond Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Norwest Advantage Funds (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 at 10:00 a.m. on April 30, 1997, and at any adjournment or adjournments thereof.

     The Shares represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

     The undersigned acknowledges receipt of this Proxy Statement dated April 1, 1997 for the Meeting.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE

In voting on each of Proposals Two, Three and Eight, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated as if they were voted AGAINST the Proposal.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/


                                     NORTRF   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


NORWEST ADVANTAGE FUNDS--TOTAL RETURN BOND FUND


VOTE ON TRUSTEES

1.   Election of Trustees:  1) Robert C. Brown, 2) Donald H. Burkhardt, 3) James
     C. Harris, 4) John Y. Keffer, 5) Richard M. Leach, 6) John S. McCune, 7) Timothy J. Penny and 8) Donald C. Willeke

          FOR ALL        WITHHOLD ALL        FOR ALL EXCEPT
            / /              / /                  / /

     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

     ______________________________________________________________________

VOTE ON PROPOSALS

2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May 31, 1997.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

3. To approve amendments to certain fundamental investment policies to permit the Fund to invest all or a portion of its assets in one or more investment companies and related amendments to the Fund's investment advisory agreement.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

8. To approve a subadvisory agreement among Norwest Bank Minnesota, N.A., United Capital Management and the Trust, on behalf of the Fund.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /


/                                                             /
Signature [PLEASE SIGN WITHIN BOX] Date


/                                                             /
Signature (if Shares held jointly) Date

[LOGO]

PROXY  SERVICES
P.O.  BOX  9148
FARMINGDALE,  NY  11735

                             NORWEST ADVANTAGE FUNDS
                           LIMITED TERM TAX-FREE FUND

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF TRUSTEES

     Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge, Thomas G. Sheehan and David I. Goldstein, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of Limited Term Tax-Free Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Norwest Advantage Funds (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 at 10:00 a.m. on April 30, 1997, and at any adjournment or adjournments thereof.

     The Shares represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

     The undersigned acknowledges receipt of this Proxy Statement dated April 1, 1997 for the Meeting.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE

In voting on each of Proposals Two and Three, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated as if they were voted AGAINST the Proposal.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/


                                     NORLTT   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


NORWEST ADVANTAGE FUNDS--LIMITED TERM TAX-FREE FUND


VOTE ON TRUSTEES

1.   Election of Trustees:  1) Robert C. Brown, 2) Donald H. Burkhardt, 3) James
     C. Harris, 4) John Y. Keffer, 5) Richard M. Leach, 6) John S. McCune, 7) Timothy J. Penny and 8) Donald C. Willeke

          FOR ALL        WITHHOLD ALL        FOR ALL EXCEPT
            / /              / /                  / /

     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

     ______________________________________________________________________

VOTE ON PROPOSALS

2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May 31, 1997.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

3. To approve amendments to certain fundamental investment policies to permit the Fund to invest all or a portion of its assets in one or more investment companies and related amendments to the Fund's investment advisory agreement.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /


/                                                             /
Signature [PLEASE SIGN WITHIN BOX] Date


/                                                             /
Signature (if Shares held jointly) Date

[LOGO]

PROXY  SERVICES
P.O.  BOX  9148
FARMINGDALE,  NY  11735

                             NORWEST ADVANTAGE FUNDS
                              TAX-FREE INCOME FUND

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF TRUSTEES

     Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge, Thomas G. Sheehan and David I. Goldstein, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of Tax-Free Income Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Norwest Advantage Funds (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 at 10:00 a.m. on April 30, 1997, and at any adjournment or adjournments thereof.

     The Shares represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

     The undersigned acknowledges receipt of this Proxy Statement dated April 1, 1997 for the Meeting.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE

In voting on each of Proposals Two and Three, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated as if they were voted AGAINST the Proposal.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/


                                     NORTFI   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


NORWEST ADVANTAGE FUNDS--TAX-FREE INCOME FUND


VOTE ON TRUSTEES

1.   Election of Trustees:  1) Robert C. Brown, 2) Donald H. Burkhardt, 3) James
     C. Harris, 4) John Y. Keffer, 5) Richard M. Leach, 6) John S. McCune, 7) Timothy J. Penny and 8) Donald C. Willeke

          FOR ALL        WITHHOLD ALL        FOR ALL EXCEPT
            / /              / /                  / /

     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

     ______________________________________________________________________

VOTE ON PROPOSALS

2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May 31, 1997.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

3. To approve amendments to certain fundamental investment policies to permit the Fund to invest all or a portion of its assets in one or more investment companies and related amendments to the Fund's investment advisory agreement.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /


/                                                             /
Signature [PLEASE SIGN WITHIN BOX] Date


/                                                             /
Signature (if Shares held jointly) Date

[LOGO]

PROXY  SERVICES
P.O.  BOX  9148
FARMINGDALE,  NY  11735

                             NORWEST ADVANTAGE FUNDS
                             COLORADO TAX-FREE FUND

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF TRUSTEES

     Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge, Thomas G. Sheehan and David I. Goldstein, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of Colorado Tax-Free Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Norwest Advantage Funds (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 at 10:00 a.m. on April 30, 1997, and at any adjournment or adjournments thereof.

     The Shares represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

     The undersigned acknowledges receipt of this Proxy Statement dated April 1, 1997 for the Meeting.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE

In voting on each of Proposals Two and Three, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated as if they were voted AGAINST the Proposal.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/


                                     NORCTF   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


NORWEST ADVANTAGE FUNDS--COLORADO TAX-FREE FUND


VOTE ON TRUSTEES

1.   Election of Trustees:  1) Robert C. Brown, 2) Donald H. Burkhardt, 3) James
     C. Harris, 4) John Y. Keffer, 5) Richard M. Leach, 6) John S. McCune, 7) Timothy J. Penny and 8) Donald C. Willeke

          FOR ALL        WITHHOLD ALL        FOR ALL EXCEPT
            / /              / /                  / /

     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

     ______________________________________________________________________

VOTE ON PROPOSALS

2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May 31, 1997.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

3. To approve amendments to certain fundamental investment policies to permit the Fund to invest all or a portion of its assets in one or more investment companies and related amendments to the Fund's investment advisory agreement.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /


/                                                             /
Signature [PLEASE SIGN WITHIN BOX] Date


/                                                             /
Signature (if Shares held jointly) Date

[LOGO]

PROXY  SERVICES
P.O.  BOX  9148
FARMINGDALE,  NY  11735

                             NORWEST ADVANTAGE FUNDS
                             MINNESOTA TAX-FREE FUND

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF TRUSTEES

     Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge, Thomas G. Sheehan and David I. Goldstein, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of Minnesota Tax-Free Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Norwest Advantage Funds (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 at 10:00 a.m. on April 30, 1997, and at any adjournment or adjournments thereof.

     The Shares represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

     The undersigned acknowledges receipt of this Proxy Statement dated April 1, 1997 for the Meeting.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE

In voting on each of Proposals Two and Three, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated as if they were voted AGAINST the Proposal.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/


                                     NORMTF   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


NORWEST ADVANTAGE FUNDS--MINNESOTA TAX-FREE FUND


VOTE ON TRUSTEES

1.   Election of Trustees:  1) Robert C. Brown, 2) Donald H. Burkhardt, 3) James
     C. Harris, 4) John Y. Keffer, 5) Richard M. Leach, 6) John S. McCune, 7) Timothy J. Penny and 8) Donald C. Willeke

          FOR ALL        WITHHOLD ALL        FOR ALL EXCEPT
            / /              / /                  / /

     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

     ______________________________________________________________________

VOTE ON PROPOSALS

2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May 31, 1997.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

3. To approve amendments to certain fundamental investment policies to permit the Fund to invest all or a portion of its assets in one or more investment companies and related amendments to the Fund's investment advisory agreement.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /


/                                                             /
Signature [PLEASE SIGN WITHIN BOX] Date


/                                                             /
Signature (if Shares held jointly) Date

[LOGO]

PROXY  SERVICES
P.O.  BOX  9148
FARMINGDALE,  NY  11735

                             NORWEST ADVANTAGE FUNDS
                                   INDEX FUND

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF TRUSTEES

     Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge, Thomas G. Sheehan and David I. Goldstein, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of Index Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Norwest Advantage Funds (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 at 10:00 a.m. on April 30, 1997, and at any adjournment or adjournments thereof.

     The Shares represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

     The undersigned acknowledges receipt of this Proxy Statement dated April 1, 1997 for the Meeting.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE

In voting on each of Proposals Two and Three, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated as if they were voted AGAINST the Proposal.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/


                                     NORIXF   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


NORWEST ADVANTAGE FUNDS--INDEX FUND


VOTE ON TRUSTEES

1.   Election of Trustees:  1) Robert C. Brown, 2) Donald H. Burkhardt, 3) James
     C. Harris, 4) John Y. Keffer, 5) Richard M. Leach, 6) John S. McCune, 7) Timothy J. Penny and 8) Donald C. Willeke

          FOR ALL        WITHHOLD ALL        FOR ALL EXCEPT
            / /              / /                  / /

     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

     ______________________________________________________________________

VOTE ON PROPOSALS

2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May 31, 1997.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

3. To approve amendments to certain fundamental investment policies to permit the Fund to invest all or a portion of its assets in one or more investment companies and related amendments to the Fund's investment advisory agreement.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /


/                                                             /
Signature [PLEASE SIGN WITHIN BOX] Date


/                                                             /
Signature (if Shares held jointly) Date

[LOGO]

PROXY  SERVICES
P.O.  BOX  9148
FARMINGDALE,  NY  11735

                             NORWEST ADVANTAGE FUNDS
                               INCOME EQUITY FUND

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF TRUSTEES

     Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge, Thomas G. Sheehan and David I. Goldstein, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of Income Equity Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Norwest Advantage Funds (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 at 10:00 a.m. on April 30, 1997, and at any adjournment or adjournments thereof.

     The Shares represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

     The undersigned acknowledges receipt of this Proxy Statement dated April 1, 1997 for the Meeting.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE

In voting on each of Proposals Two, Three and Nine, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated as if they were voted AGAINST the Proposal.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/


                                     NORIEF   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


NORWEST ADVANTAGE FUNDS--INCOME EQUITY FUND


VOTE ON TRUSTEES

1.   Election of Trustees:  1) Robert C. Brown, 2) Donald H. Burkhardt, 3) James
     C. Harris, 4) John Y. Keffer, 5) Richard M. Leach, 6) John S. McCune, 7) Timothy J. Penny and 8) Donald C. Willeke

          FOR ALL        WITHHOLD ALL        FOR ALL EXCEPT
            / /              / /                  / /

     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

     ______________________________________________________________________

VOTE ON PROPOSALS

2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May 31, 1997.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

3. To approve amendments to certain fundamental investment policies to permit the Fund to invest all or a portion of its assets in one or more investment companies and related amendments to the Fund's investment advisory agreement.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

9.   To approve an amendment to the Fund's investment objective.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /


/                                                             /
Signature [PLEASE SIGN WITHIN BOX] Date


/                                                             /
Signature (if Shares held jointly) Date

[LOGO]

PROXY  SERVICES
P.O.  BOX  9148
FARMINGDALE,  NY  11735

                             NORWEST ADVANTAGE FUNDS
                              VALUGROWTH STOCK FUND

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF TRUSTEES

     Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge, Thomas G. Sheehan and David I. Goldstein, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of ValuGrowth Stock Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Norwest Advantage Funds (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 at 10:00 a.m. on April 30, 1997, and at any adjournment or adjournments thereof.

     The Shares represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

     The undersigned acknowledges receipt of this Proxy Statement dated April 1, 1997 for the Meeting.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE

In voting on each of Proposals Two, Three and Nine, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated as if they were voted AGAINST the Proposal.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/


                                     NORVGS   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


NORWEST ADVANTAGE FUNDS--VALUGROWTH STOCK FUND


VOTE ON TRUSTEES

1.   Election of Trustees:  1) Robert C. Brown, 2) Donald H. Burkhardt, 3) James
     C. Harris, 4) John Y. Keffer, 5) Richard M. Leach, 6) John S. McCune, 7) Timothy J. Penny and 8) Donald C. Willeke

          FOR ALL        WITHHOLD ALL        FOR ALL EXCEPT
            / /              / /                  / /

     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

     ______________________________________________________________________

VOTE ON PROPOSALS

2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May 31, 1997.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

3. To approve amendments to certain fundamental investment policies to permit the Fund to invest all or a portion of its assets in one or more investment companies and related amendments to the Fund's investment advisory agreement.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

9.   To approve an amendment to the Fund's investment objective.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /


/                                                             /
Signature [PLEASE SIGN WITHIN BOX] Date


/                                                             /
Signature (if Shares held jointly) Date

[LOGO]

PROXY  SERVICES
P.O.  BOX  9148
FARMINGDALE,  NY  11735

                             NORWEST ADVANTAGE FUNDS
                            LARGE COMPANY GROWTH FUND

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF TRUSTEES

     Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge, Thomas G. Sheehan and David I. Goldstein, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of Large Company Growth Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Norwest Advantage Funds (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 at 10:00 a.m. on April 30, 1997, and at any adjournment or adjournments thereof.

     The Shares represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

     The undersigned acknowledges receipt of this Proxy Statement dated April 1, 1997 for the Meeting.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE

In voting on each of Proposals Two, Three and Seven, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated as if they were voted AGAINST the Proposal.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/


                                     NORLCG   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


NORWEST ADVANTAGE FUNDS--LARGE COMPANY GROWTH FUND


VOTE ON TRUSTEES

1.   Election of Trustees:  1) Robert C. Brown, 2) Donald H. Burkhardt, 3) James
     C. Harris, 4) John Y. Keffer, 5) Richard M. Leach, 6) John S. McCune, 7) Timothy J. Penny and 8) Donald C. Willeke

          FOR ALL        WITHHOLD ALL        FOR ALL EXCEPT
            / /              / /                  / /

     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

     ______________________________________________________________________

VOTE ON PROPOSALS

2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May 31, 1997.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

3. To approve amendments to certain fundamental investment policies to permit the Fund to invest all or a portion of its assets in one or more investment companies and related amendments to the Fund's investment advisory agreement.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

7. To approve subadvisory agreements among Norwest Bank Minnesota, N.A., Peregrine Capital Management, Inc., and the Trust, on behalf of the Fund.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /


/                                                             /
Signature [PLEASE SIGN WITHIN BOX] Date


/                                                             /
Signature (if Shares held jointly) Date

[LOGO]

PROXY  SERVICES
P.O.  BOX  9148
FARMINGDALE,  NY  11735

                             NORWEST ADVANTAGE FUNDS
                            SMALL COMPANY STOCK FUND

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF TRUSTEES

     Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge, Thomas G. Sheehan and David I. Goldstein, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of Small Company Stock Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Norwest Advantage Funds (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 at 10:00 a.m. on April 30, 1997, and at any adjournment or adjournments thereof.

     The Shares represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

     The undersigned acknowledges receipt of this Proxy Statement dated April 1, 1997 for the Meeting.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE

In voting on each of Proposals Two and Three, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated as if they were voted AGAINST the Proposal.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/


                                     NORSCS   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


NORWEST ADVANTAGE FUNDS--SMALL COMPANY STOCK FUND


VOTE ON TRUSTEES

1.   Election of Trustees:  1) Robert C. Brown, 2) Donald H. Burkhardt, 3) James
     C. Harris, 4) John Y. Keffer, 5) Richard M. Leach, 6) John S. McCune, 7) Timothy J. Penny and 8) Donald C. Willeke

          FOR ALL        WITHHOLD ALL        FOR ALL EXCEPT
            / /              / /                  / /

     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

     ______________________________________________________________________

VOTE ON PROPOSALS

2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May 31, 1997.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

3. To approve amendments to certain fundamental investment policies to permit the Fund to invest all or a portion of its assets in one or more investment companies and related amendments to the Fund's investment advisory agreement.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /


/                                                             /
Signature [PLEASE SIGN WITHIN BOX] Date


/                                                             /
Signature (if Shares held jointly) Date

[LOGO]

PROXY  SERVICES
P.O.  BOX  9148
FARMINGDALE,  NY  11735

                             NORWEST ADVANTAGE FUNDS
                          SMALL CAP OPPORTUNITIES FUND

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF TRUSTEES

     Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge, Thomas G. Sheehan and David I. Goldstein, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of Small Cap Opportunities Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Norwest Advantage Funds (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 at 10:00 a.m. on April 30, 1997, and at any adjournment or adjournments thereof.

     The Shares represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

     The undersigned acknowledges receipt of this Proxy Statement dated April 1, 1997 for the Meeting.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE

In voting on each of Proposals Two and Three, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated as if they were voted AGAINST the Proposal.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/


                                     NORSCO   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


NORWEST ADVANTAGE FUNDS--SMALL CAP OPPORTUNITIES FUND


VOTE ON TRUSTEES

1.   Election of Trustees:  1) Robert C. Brown, 2) Donald H. Burkhardt, 3) James
     C. Harris, 4) John Y. Keffer, 5) Richard M. Leach, 6) John S. McCune, 7) Timothy J. Penny and 8) Donald C. Willeke

          FOR ALL        WITHHOLD ALL        FOR ALL EXCEPT
            / /              / /                  / /

     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

     ______________________________________________________________________

VOTE ON PROPOSALS

2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May 31, 1997.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

3. To approve amendments to certain fundamental investment policies to permit the Fund to invest all or a portion of its assets in one or more investment companies and related amendments to the Fund's investment advisory agreement.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /


/                                                             /
Signature [PLEASE SIGN WITHIN BOX] Date


/                                                             /
Signature (if Shares held jointly) Date

[LOGO]

PROXY  SERVICES
P.O.  BOX  9148
FARMINGDALE,  NY  11735

                             NORWEST ADVANTAGE FUNDS
                              CONTRARIAN STOCK FUND

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF TRUSTEES

     Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge, Thomas G. Sheehan and David I. Goldstein, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of Contrarian Stock Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Norwest Advantage Funds (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 at 10:00 a.m. on April 30, 1997, and at any adjournment or adjournments thereof.

     The Shares represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

     The undersigned acknowledges receipt of this Proxy Statement dated April 1, 1997 for the Meeting.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE

In voting on each of Proposals Two, Three and Eight, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated as if they were voted AGAINST the Proposal.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/


                                     NORCSF   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


NORWEST ADVANTAGE FUNDS--CONTRARIAN STOCK FUND


VOTE ON TRUSTEES

1.   Election of Trustees:  1) Robert C. Brown, 2) Donald H. Burkhardt, 3) James
     C. Harris, 4) John Y. Keffer, 5) Richard M. Leach, 6) John S. McCune, 7) Timothy J. Penny and 8) Donald C. Willeke

          FOR ALL        WITHHOLD ALL        FOR ALL EXCEPT
            / /              / /                  / /

     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

     ______________________________________________________________________

VOTE ON PROPOSALS

2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May 31, 1997.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

3. To approve amendments to certain fundamental investment policies to permit the Fund to invest all or a portion of its assets in one or more investment companies and related amendments to the Fund's investment advisory agreement.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

8. To approve subadvisory agreements among Norwest Bank Minnesota, N.A., United Capital Management and the Trust, on behalf of the Fund.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /


/                                                             /
Signature [PLEASE SIGN WITHIN BOX] Date


/                                                             /
Signature (if Shares held jointly) Date

[LOGO]

PROXY  SERVICES
P.O.  BOX  9148
FARMINGDALE,  NY  11735

                             NORWEST ADVANTAGE FUNDS
                               INTERNATIONAL FUND

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF TRUSTEES

     Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge, Thomas G. Sheehan and David I. Goldstein, and each of them, attorneys and proxies of the undersigned, each with power of substitution to vote all of the shares of beneficial interest ("Shares") of International Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders ("Meeting") of Norwest Advantage Funds (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 at 10:00 a.m. on April 30, 1997, and at any adjournment or adjournments thereof.

     The Shares represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee, FOR Proposals Two and Three and FOR each other Proposal applicable to the Fund.

     The undersigned acknowledges receipt of this Proxy Statement dated April 1, 1997 for the Meeting.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE

In voting on each of Proposals Two and Three, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated as if they were voted AGAINST the Proposal.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /X/


                                     NORITF   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


NORWEST ADVANTAGE FUNDS--INTERNATIONAL FUND


VOTE ON TRUSTEES

1.   Election of Trustees:  1) Robert C. Brown, 2) Donald H. Burkhardt, 3) James
     C. Harris, 4) John Y. Keffer, 5) Richard M. Leach, 6) John S. McCune, 7) Timothy J. Penny and 8) Donald C. Willeke

          FOR ALL        WITHHOLD ALL        FOR ALL EXCEPT
            / /              / /                  / /

     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

     ______________________________________________________________________

VOTE ON PROPOSALS

2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending May 31, 1997.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

3. To approve amendments to certain fundamental investment policies to permit the Fund to invest all or a portion of its assets in one or more investment companies and related amendments to the Fund's investment advisory agreement.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /


/                                                             /
Signature [PLEASE SIGN WITHIN BOX] Date


/                                                             /
Signature (if Shares held jointly) Date